UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2011

Item 1:	Report(s) to Shareholders.

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund—Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned 4.38%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index,1 which returned 7.84% over the same period.

Slower global economic growth and European sovereign debt concerns led to a general flight to quality and aversion to credit risk during the 12-month period. As a result, Treasuries and municipal bonds were two of the best performing sectors of the bond market for the period. Despite strong credit fundamentals, the investment-grade and high-yield corporate bond markets underperformed Treasuries during the period.

Detracting from performance was the Fund’s overweight exposure to non-investment grade credits. As investors looked for safety in Treasuries and higher rated investment grade bonds, lower rated bonds underperformed. The Fund continues to maintain an overweight position in high-yield (or “junk”) bonds, as we see good value in high-yield corporates amidst strong credit fundamentals and low default rates compared to historical averages. Another detractor from Fund performance was the Fund’s little to no allocation to Treasuries. This detracted from Fund performance as Treasuries outperformed investment-grade corporates. The Fund’s overweight to convertibles also detracted from Fund performance as the convertible market underperformed high-yield and investment-grade bonds. On an absolute basis, among those sectors detracting the most from Fund performance were automakers, multi-line insurance and beverage.

Contributing to absolute Fund performance was security selection within high-yield corporates. The Fund’s high yield allocation positively affected Fund performance as the environment for high yield remained favorable, characterized by improving credit metrics, lower default rates and the continued appetite for yield. Among the industries contributing the most to absolute performance were energy – exploration and production, gas distribution and media-cable.

1 The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

	1 Year	5 Years	10 Years
Class VC	4.38%	6.64%	7.69%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on December 3, 2001.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 – 12/31/11
Class VC
Actual	$1,000.00	$996.20	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Agency	0.43%
Automotive	3.44%
Banking	4.12%
Basic Industry	9.92%
Capital Goods	8.30%
Consumer Cyclical	6.35%
Consumer Non-Cyclical	2.44%
Energy	12.78%
Financial Services	3.59%
Healthcare	8.15%
Insurance	1.37%
Media	6.18%
Real Estate	1.09%
Services	9.50%
Technology & Electronics	7.70%
Telecommunications	7.95%
Utility	2.03%
Short-Term Investment	4.66%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2011

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 94.16%

COMMON STOCKS 0.62%

Agency/Government Related 0.00%
Fannie Mae*	36	$7,316

Auto Parts & Equipment 0.12%
Cooper-Standard Holdings, Inc.*	23	765,135

Chemicals 0.06%
LyondellBasell Industries NV Class A (Netherlands)(a)	12	389,880

Metals/Mining (Excluding Steel) 0.15%
Barrick Gold Corp. (Canada)(a)	20	926,177

Pharmaceuticals 0.20%
Mylan, Inc.*	40	858,400
Teva Pharmaceutical Industries Ltd. ADR	10	403,600

Total		1,262,000

Software/Services 0.09%
Informatica Corp.*	15	553,950

Total Common Stocks (cost $3,579,440)		3,904,458

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 8.32%

Auto Parts & Equipment 0.16%
Meritor, Inc. (Zero Coupon after 3/1/2016)~	4.625%	3/1/2026	$1,350	1,002,375

Automakers 0.14%
Ford Motor Co.	4.25%	11/15/2016	600	863,250

Beverages 0.31%
Central European Distribution Corp. (Poland)(a)	3.00%	3/15/2013	1,400	1,127,000
Molson Coors Brewing Co.	2.50%	7/30/2013	750	797,812

Total				1,924,812

Computer Hardware 0.56%
Intel Corp.	2.95%	12/15/2035	1,200	1,255,500
NetApp, Inc.	1.75%	6/1/2013	1,325	1,679,437

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware (continued)
SanDisk Corp.	1.00%	5/15/2013	$200	$195,750
SanDisk Corp.	1.50%	8/15/2017	300	354,750

Total				3,485,437

Diversified Capital Goods 0.11%
Actuant Corp.	2.00%	11/15/2023	125	151,250
Greenbrier Cos., Inc.†	3.50%	4/1/2018	550	535,563

Total				686,813

Electronics 0.08%
A123 Systems, Inc.	3.75%	4/15/2016	1,400	479,500

Food: Wholesale 0.23%
Archer Daniels Midland Co.	0.875%	2/15/2014	1,400	1,414,000

Gas Distribution 0.11%
Williams Cos., Inc. (The)	5.50%	6/1/2033	4	667,975

Health Services 0.24%
Human Genome Sciences, Inc.	3.00%	11/15/2018	850	762,875
Omnicare, Inc.	3.75%	12/15/2025	550	767,250

Total				1,530,125

Hotels 0.15%
Host Hotels & Resorts LP†	2.50%	10/15/2029	750	932,813

Machinery 0.63%
Altra Holdings, Inc.†	2.75%	3/1/2031	1,280	1,212,800
Roper Industries, Inc.	Zero Coupon	1/15/2034	2,500	2,725,000

Total				3,937,800

Media: Diversified 0.15%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	1,200	964,500

Media: Services 0.29%
Interpublic Group of Cos., Inc. (The)	4.25%	3/15/2023	1,300	1,321,125
Omnicom Group, Inc.	Zero Coupon	7/1/2038	500	530,000

Total				1,851,125

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Medical Products 0.29%
Medtronic, Inc.	1.625%	4/15/2013	$550	$556,875
NuVasive, Inc.	2.75%	7/1/2017	1,750	1,284,063

Total				1,840,938

Metals/Mining (Excluding Steel) 0.59%
Alpha Appalachia Holdings, Inc.	3.25%	8/1/2015	850	789,437
Molycorp, Inc.†	3.25%	6/15/2016	1,000	855,000
Newmont Mining Corp.	1.25%	7/15/2014	1,000	1,395,000
Newmont Mining Corp.	3.00%	2/15/2012	500	659,375

Total				3,698,812

Monoline Insurance 0.05%
Radian Group, Inc.	3.00%	11/15/2017	725	316,281

Oil Field Equipment & Services 0.06%
Exterran Energy Corp.	4.75%	1/15/2014	400	368,000

Packaging 0.22%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	1,475	1,379,125

Pharmaceuticals 0.94%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	931,250
BioMarin Pharmaceutical, Inc.	1.875%	4/23/2017	975	1,739,156
Gilead Sciences, Inc.	0.625%	5/1/2013	1,850	2,148,313
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	1,000	1,053,750

Total				5,872,469

Real Estate Investment Trusts 0.12%
ProLogis	3.25%	3/15/2015	725	751,281

Software/Services 1.85%
Alliance Data Systems Corp.	1.75%	8/1/2013	525	722,531
CACI International, Inc.	2.125%	5/1/2014	825	972,469
Concur Technologies, Inc.†	2.50%	4/15/2015	1,245	1,495,556
Digital River, Inc.†	2.00%	11/1/2030	75	61,781
Digital River, Inc.	2.00%	11/1/2030	1,425	1,173,844
EMC Corp.	1.75%	12/1/2013	1,870	2,692,800
Nuance Communications, Inc.†	2.75%	11/1/2031	400	431,500
Nuance Communications, Inc.	2.75%	8/15/2027	635	919,163

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Software/Services (continued)
Symantec Corp.	1.00%	6/15/2013	$1,400		$1,566,250
Xilinx, Inc.	2.625%	6/15/2017	1,200		1,530,000

Total					11,565,894

Specialty Retail 0.14%
Charming Shoppes, Inc.	1.125%	5/1/2014	1,000		910,000

Support: Services 0.16%
FTI Consulting, Inc.	3.75%	7/15/2012	750		1,036,875

Telecommunications Equipment 0.16%
Ciena Corp.†	4.00%	3/15/2015	750		740,625
InterDigital, Inc.†	2.50%	3/15/2016	225		236,250

Total					976,875

Telecommunications: Wireless 0.36%
SBA Communications Corp.	4.00%	10/1/2014	1,500		2,287,500

Textiles & Apparel 0.22%
Iconix Brand Group, Inc.†	2.50%	6/1/2016	1,425		1,355,531

Total Convertible Bonds (cost $52,029,903)					52,100,106

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 2.61%

Auto Parts & Equipment 0.02%
Cooper-Standard Holdings, Inc. PIK	7.00%		—	(b)	104,405

Automakers 0.10%
General Motors Co.	4.75%		18		619,925

Banking 0.99%
Bank of America Corp.	7.25%		3		1,970,050
Citigroup, Inc.	7.50%		16		1,259,375
Fifth Third Bancorp	8.50%		12		1,704,960
Wells Fargo & Co.	7.50%		1		1,266,300

Total					6,200,685

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Shares (000)		Fair Value
Electric: Integrated 0.34%
PPL Corp.	8.75%		31		$1,737,150
PPL Corp.	9.50%		7		413,142

Total					2,150,292

Energy: Exploration & Production 0.56%
Apache Corp.	6.00%		65		3,528,200

Investments & Miscellaneous Financial Services 0.18%
AMG Capital Trust I	5.10%		25		1,109,375

Life Insurance 0.24%
MetLife, Inc.	5.00%		24		1,478,880

Media: Services 0.03%
Nielsen Holdings NV	6.25%		330		191,606

Multi-Line Insurance 0.13%
Hartford Financial Services Group, Inc. (The)	7.25%		45		845,100

Telecommunications Equipment 0.02%
Lucent Technologies Capital Trust I	7.75%		–	(b)	122,300

Total Convertible Preferred Stocks (cost $16,977,551)					16,350,768

			Principal Amount (000)
FLOATING RATE LOANS(c) 1.94%

Aerospace 0.22%
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	$1,400		1,379,000

Auto Parts & Equipment 0.15%
Tomkins LLC New Term Loan B	4.25%	9/29/2016	935		933,348

Chemicals 0.15%
Momentive Performance Materials, Inc. Extended Term Loan B	3.813%	5/5/2015	995		953,109

Department Stores 0.42%
Lord & Taylor Ltd. Term Loan	5.75%	12/21/2018	1,650		1,645,875
Neiman-Marcus Group, Inc. (The) Term Loan	4.75%	5/16/2018	1,000		967,292

Total					2,613,167

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.15%
Freescale Semiconductor, Inc. Extended Term Loan B	4.52%	12/1/2016	$997	$961,854

Health Facilities 0.15%
Community Health Systems, Inc. Non Extended Delayed Draw	2.546%	7/25/2014	49	47,256
Community Health Systems, Inc. Non Extended Funded Term Loan	2.546% –2.773%	7/25/2014	948	921,642

Total				968,898

Media: Services 0.34%
DG FastChannel, Inc. Term Loan B	5.75%	7/26/2018	2,139	2,107,172

Restaurants 0.21%
DineEquity, Inc. New Term Loan B	4.25% – 5.25%	10/19/2017	333	328,647
Dunkin’ Brands, Inc. New Term Loan B2	4.00%	11/23/2017	987	973,743

Total				1,302,390

Software/Services 0.15%
SRA International, Inc. Term Loan B	6.50%	7/20/2018	966	909,381

Total Floating Rate Loans (cost $11,908,362)				12,128,319

FOREIGN BONDS(d) 0.24%

Netherlands 0.18%
Refresco Group BV†	7.375%	5/15/2018	EUR 500	614,769
Ziggo Bond Co. BV†	8.00%	5/15/2018	EUR 400	525,466

Total				1,140,235

United Kingdom 0.06%
Aston Martin Capital Ltd.†	9.25%	7/15/2018	GBP 350	342,436

Total Foreign Bonds (cost $1,701,999)				1,482,671

GOVERNMENT SPONSORED ENTERPRISES BOND 0.42%
Federal National Mortgage Assoc. (cost $2,528,167)	3.25%	4/9/2013	2,500	2,596,728

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
HIGH YIELD CORPORATE BONDS 79.92%

Aerospace/Defense 1.73%
Alliant Techsystems, Inc.	6.875%	9/15/2020	$225	$230,625
Esterline Technologies Corp.	6.625%	3/1/2017	650	676,000
Esterline Technologies Corp.	7.00%	8/1/2020	550	583,000
Huntington Ingalls Industries, Inc.†	6.875%	3/15/2018	2,000	1,970,000
Huntington Ingalls Industries, Inc.†	7.125%	3/15/2021	1,500	1,477,500
L-3 Communications Corp.	6.375%	10/15/2015	1,036	1,064,490
Mantech International Corp.	7.25%	4/15/2018	800	819,000
Moog, Inc.	6.25%	1/15/2015	550	558,250
Spirit Aerosystems, Inc.	6.75%	12/15/2020	2,075	2,178,750
Spirit Aerosystems, Inc.	7.50%	10/1/2017	595	648,550
Triumph Group, Inc.	8.00%	11/15/2017	575	615,250

Total				10,821,415

Airlines 0.37%
Delta Air Lines, Inc.	4.95%	5/23/2019	238	241,283
Delta Air Lines, Inc.†	9.50%	9/15/2014	159	164,565
United Airlines, Inc.	6.636%	7/2/2022	460	460,420
United Airlines, Inc.†	9.875%	8/1/2013	900	924,750
United Airlines, Inc.†	12.00%	11/1/2013	525	549,937

Total				2,340,955

Apparel/Textiles 0.45%
Hanesbrands, Inc.	6.375%	12/15/2020	600	612,000
Levi Strauss & Co.	7.625%	5/15/2020	1,000	1,026,250
Levi Strauss & Co.	8.875%	4/1/2016	625	653,125
Perry Ellis International, Inc.	7.875%	4/1/2019	525	514,500

Total				2,805,875

Auto Loans 0.20%
Ford Motor Credit Co. LLC	5.875%	8/2/2021	1,000	1,044,117
Hyundai Capital America†	3.75%	4/6/2016	225	224,442

Total				1,268,559

Auto Parts & Equipment 1.81%
Commercial Vehicle Group, Inc.†	7.875%	4/15/2019	1,700	1,644,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Auto Parts & Equipment (continued)
Cooper-Standard Automotive, Inc.	8.50%	5/1/2018		$1,000	$1,051,250
Dana Holding Corp.	6.50%	2/15/2019		1,200	1,218,000
Dana Holding Corp.	6.75%	2/15/2021		700	721,000
Exide Technologies	8.625%	2/1/2018		1,450	1,123,750
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016		455	503,912
International Automotive Components Group SL (Spain)†(a)	9.125%	6/1/2018		700	630,000
Stanadyne Corp.	10.00%	8/15/2014		375	320,625
Stoneridge, Inc.†	9.50%	10/15/2017		475	489,250
Tenneco, Inc.	6.875%	12/15/2020		725	746,750
Tomkins LLC/Tomkins, Inc.	9.00%	10/1/2018		900	1,002,375
TRW Automotive, Inc.†	7.25%	3/15/2017		750	806,250
TRW Automotive, Inc.†	8.875%	12/1/2017		1,000	1,090,000

Total					11,347,912

Automakers 0.63%
Chrysler Group LLC/CG Co-Issuer, Inc.†	8.25%	6/15/2021		1,400	1,281,000
Ford Motor Co.	7.45%	7/16/2031		1,375	1,656,875
Navistar International Corp.	8.25%	11/1/2021		967	1,033,481

Total					3,971,356

Banking 3.01%
Ally Financial, Inc.	7.50%	9/15/2020		1,450	1,469,937
Ally Financial, Inc.	8.30%	2/12/2015		2,000	2,115,000
Bank of America Corp.	5.75%	12/1/2017		750	709,258
Capital One Capital VI	8.875%	5/15/2040		2,000	2,085,782
Discover Bank	8.70%	11/18/2019		500	570,923
Fifth Third Capital Trust IV	6.50%	4/15/2037		1,300	1,280,500
Goldman Sachs Group, Inc. (The)	5.25%	7/27/2021		340	332,298
Huntington Bancshares, Inc.	7.00%	12/15/2020		600	681,152
JPMorgan Chase & Co.	6.00%	1/15/2018		1,500	1,675,657
JPMorgan Chase & Co.	7.90%	–	(e)	450	480,727
Macquarie Group Ltd. (Australia)†(a)	6.25%	1/14/2021		725	693,796
Morgan Stanley	6.00%	4/28/2015		1,500	1,503,726
Regions Bank	6.45%	6/26/2037		1,250	1,046,875
Regions Bank	7.50%	5/15/2018		550	550,000
Regions Financial Corp.	7.75%	11/10/2014		375	380,625
SVB Financial Group	5.375%	9/15/2020		600	615,751

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
Wachovia Capital Trust III	5.57%	#	–	(e)	$750	$630,938
Washington Mutual Bank(f)	6.875%		6/15/2011		1,250	3,250
Zions Bancorporation	7.75%		9/23/2014		1,900	2,015,784

Total						18,841,979

Beverages 0.07%
CEDC Finance Corp. International, Inc.†	9.125%		12/1/2016		625	445,313

Brokerage 0.38%
Cantor Fitzgerald LP†	7.875%		10/15/2019		400	391,276
Lazard Group LLC	7.125%		5/15/2015		850	913,402
Raymond James Financial, Inc.	8.60%		8/15/2019		950	1,105,537

Total						2,410,215

Building & Construction 0.50%
KB Home	9.10%		9/15/2017		1,000	957,500
Lennar Corp.	12.25%		6/1/2017		950	1,135,250
Odebrecht Finance Ltd.†	6.00%		4/5/2023		1,000	1,007,500

Total						3,100,250

Building Materials 0.51%
Interline Brands, Inc.	7.00%		11/15/2018		825	858,000
Masco Corp.	7.125%		3/15/2020		1,250	1,263,470
Owens Corning, Inc.	9.00%		6/15/2019		875	1,045,384

Total						3,166,854

Chemicals 2.69%
Airgas, Inc.	7.125%		10/1/2018		1,250	1,338,707
Celanese US Holdings LLC	6.625%		10/15/2018		1,625	1,734,687
CF Industries, Inc.	7.125%		5/1/2020		400	474,000
Chemtura Corp.	7.875%		9/1/2018		1,250	1,293,750
Huntsman International LLC	8.625%		3/15/2020		2,250	2,396,250
INEOS Finance plc (United Kingdom)†(a)	9.00%		5/15/2015		250	255,000
INEOS Group Holdings Ltd. (United Kingdom)†(a)	8.50%		2/15/2016		1,100	880,000
Lyondell Chemical Co.	8.00%		11/1/2017		407	446,683
LyondellBasell Industries NV (Netherlands)†(a)	6.00%		11/15/2021		450	469,125
Momentive Performance Materials, Inc.	9.00%		1/15/2021		1,600	1,224,000
Mosaic Global Holdings, Inc.	7.30%		1/15/2028		1,050	1,295,755
Nalco Co.†	6.625%		1/15/2019		553	640,098

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Nalco Co.	8.25%	5/15/2017	$439	$498,265
Phibro Animal Health Corp.†	9.25%	7/1/2018	1,525	1,330,562
Polymer Group, Inc.†	7.75%	2/1/2019	1,500	1,560,000
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	1,008	1,025,640

Total				16,862,522

Computer Hardware 0.42%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	1,250	1,306,250
Brocade Communications Systems, Inc.	6.875%	1/15/2020	750	802,500
Seagate HDD Cayman	6.875%	5/1/2020	500	516,250

Total				2,625,000

Consumer Products 0.68%
Armored AutoGroup, Inc.†	9.25%	11/1/2018	1,500	1,166,250
Elizabeth Arden, Inc.	7.375%	3/15/2021	1,500	1,567,500
Scotts Miracle-Gro Co. (The)†	6.625%	12/15/2020	1,475	1,504,500

Total				4,238,250

Consumer/Commercial/Lease Financing 2.02%
CIT Group, Inc.†	7.00%	5/2/2016	6,000	6,007,500
International Lease Finance Corp.	6.25%	5/15/2019	400	370,046
International Lease Finance Corp.	8.25%	12/15/2020	425	430,313
International Lease Finance Corp.	8.75%	3/15/2017	3,535	3,649,887
Provident Funding Associates LP/PFG Finance Corp.†	10.25%	4/15/2017	900	843,750
SLM Corp.	6.25%	1/25/2016	350	340,667
Springleaf Finance Corp.	6.90%	12/15/2017	1,350	978,750

Total				12,620,913

Department Stores 0.42%
J.C. Penney Corp., Inc.	7.125%	11/15/2023	300	301,500
J.C. Penney Corp., Inc.	7.95%	4/1/2017	250	273,750
Macy’s Retail Holdings, Inc.	6.375%	3/15/2037	945	1,101,490
Macy’s Retail Holdings, Inc.	8.125%	7/15/2015	850	982,144

Total				2,658,884

Diversified Capital Goods 2.15%
Actuant Corp.	6.875%	6/15/2017	2,100	2,173,500
Amsted Industries, Inc.†	8.125%	3/15/2018	875	931,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods (continued)
Belden, Inc.	7.00%	3/15/2017	$1,750	$1,756,562
Belden, Inc.	9.25%	6/15/2019	800	858,000
Griffon Corp.	7.125%	4/1/2018	425	422,875
Mueller Water Products, Inc.	7.375%	6/1/2017	1,275	1,166,625
Park-Ohio Industries, Inc.	8.125%	4/1/2021	800	792,000
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	1,750	1,863,750
SPX Corp.	6.875%	9/1/2017	1,300	1,410,500
Timken Co.	6.00%	9/15/2014	875	947,520
Valmont Industries, Inc.	6.625%	4/20/2020	1,000	1,159,324

Total				13,482,531

Electric: Generation 0.48%
DPL, Inc.†	7.25%	10/15/2021	1,325	1,434,312
Mirant Americas Generation LLC	9.125%	5/1/2031	1,000	910,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.	10.25%	11/1/2015	500	180,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.†	11.50%	10/1/2020	550	469,563

Total				2,993,875

Electric: Integrated 1.18%
AES Corp. (The)†	7.375%	7/1/2021	400	433,000
AES Corp. (The)	8.00%	10/15/2017	1,600	1,768,000
Commonwealth Edison Co.	5.80%	3/15/2018	1,900	2,246,087
Connecticut Light & Power Co. (The)	5.50%	2/1/2019	1,100	1,285,708
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	1,000	1,065,151
PECO Energy Co.	5.35%	3/1/2018	500	591,243

Total				7,389,189

Electronics 1.26%
Advanced Micro Devices, Inc.	7.75%	8/1/2020	1,350	1,393,875
CPI International, Inc.	8.00%	2/15/2018	1,950	1,633,125
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	1,500	1,610,625
Freescale Semiconductor, Inc.	10.75%	8/1/2020	872	913,420
KLA-Tencor Corp.	6.90%	5/1/2018	875	1,010,325
NXP BV LLC (Netherlands)†(a)	9.75%	8/1/2018	700	766,500
Sensata Technologies BV (Netherlands)†(a)	6.50%	5/15/2019	550	545,875

Total				7,873,745

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production 6.93%
Antero Resources Finance Corp.†	7.25%	8/1/2019	$1,000	$1,030,000
Berry Petroleum Co.	6.75%	11/1/2020	2,450	2,486,750
Chaparral Energy, Inc.	8.25%	9/1/2021	3,000	3,052,500
Chesapeake Energy Corp.	6.625%	8/15/2020	893	962,208
Cimarex Energy Co.	7.125%	5/1/2017	1,925	2,016,437
Concho Resources, Inc.	7.00%	1/15/2021	1,550	1,672,062
Concho Resources, Inc.	8.625%	10/1/2017	995	1,092,013
Continental Resources, Inc.	7.375%	10/1/2020	650	711,750
Continental Resources, Inc.	8.25%	10/1/2019	1,925	2,127,125
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	700	717,500
Forest Oil Corp.	7.25%	6/15/2019	1,825	1,870,625
Forest Oil Corp.	8.50%	2/15/2014	525	574,875
Kerr-McGee Corp.	6.95%	7/1/2024	1,600	1,912,371
Kodiak Oil & Gas Corp.†	8.125%	12/1/2019	1,250	1,296,875
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	1,500	1,567,500
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	1,900	1,952,250
Newfield Exploration Co.	7.125%	5/15/2018	1,200	1,287,000
Oasis Petroleum, Inc.	6.50%	11/1/2021	650	648,375
Oasis Petroleum, Inc.	7.25%	2/1/2021	1,750	1,820,000
OGX Petroleo e Gas Participacoes SA (Brazil)†(a)	8.50%	6/1/2018	3,075	3,044,250
Pan American Energy LLC (Argentina)†(a)	7.875%	5/7/2021	775	786,625
Penn Virginia Corp.	7.25%	4/15/2019	650	607,750
QEP Resources, Inc.	6.80%	3/1/2020	400	430,000
QEP Resources, Inc.	6.875%	3/1/2021	675	730,688
Quicksilver Resources, Inc.	8.25%	8/1/2015	1,275	1,326,000
Range Resources Corp.	7.25%	5/1/2018	575	618,125
Range Resources Corp.	8.00%	5/15/2019	1,000	1,120,000
SandRidge Energy, Inc.	7.50%	3/15/2021	575	573,563
SM Energy Co.†	6.50%	11/15/2021	1,000	1,035,000
SM Energy Co.†	6.625%	2/15/2019	1,250	1,306,250
Transocean, Inc.	6.375%	12/15/2021	400	425,940
Unit Corp.	6.625%	5/15/2021	225	226,125
W&T Offshore, Inc.†	8.50%	6/15/2019	1,475	1,534,000
Whiting Petroleum Corp.	6.50%	10/1/2018	750	787,500

Total				43,350,032

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Environmental 0.27%
Clean Harbors, Inc.	7.625%	8/15/2016	$1,125	$1,200,938
WCA Waste Corp.†	7.50%	6/15/2019	500	507,500

Total				1,708,438

Food & Drug Retailers 1.35%
Ingles Markets, Inc.	8.875%	5/15/2017	1,525	1,658,437
Rite Aid Corp.	9.375%	12/15/2015	1,250	1,212,500
Rite Aid Corp.	10.25%	10/15/2019	825	913,688
Stater Bros Holdings, Inc.	7.375%	11/15/2018	750	795,000
SUPERVALU, INC.	7.50%	11/15/2014	3,800	3,885,500

Total				8,465,125

Food: Wholesale 1.03%
Bumble Bee Holdco SCA PIK (Luxembourg)†	9.625%	3/15/2018	400	358,000
Bunge NA Finance LP	5.90%	4/1/2017	325	355,314
Corn Products International, Inc.	4.625%	11/1/2020	525	559,300
Del Monte Corp.	7.625%	2/15/2019	1,750	1,688,750
Dole Food Co., Inc.	8.75%	7/15/2013	1,400	1,487,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.25%	9/1/2017	325	339,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	450	464,063
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	1,150	1,177,211

Total				6,429,763

Forestry/Paper 0.68%
Cascades, Inc. (Canada)(a)	7.75%	12/15/2017	350	348,250
Georgia-Pacific LLC†	8.25%	5/1/2016	1,600	1,778,101
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	1,150	1,155,750
Millar Western Forest Products Ltd. (Canada)†(a)	8.50%	4/1/2021	700	535,500
Weyerhaeuser Co.	7.375%	10/1/2019	375	423,134

Total				4,240,735

Gaming 3.28%
Ameristar Casinos, Inc.	7.50%	4/15/2021	1,375	1,423,125
Boyd Gaming Corp.	7.125%	2/1/2016	1,525	1,326,750
Caesar’s Entertainment Operating Co., Inc.	5.625%	6/1/2015	1,500	821,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Caesar’s Entertainment Operating Co., Inc.	12.75%	4/15/2018	$1,550	$1,240,000
CityCenter Holdings LLC/CityCenter Finance Corp.†	7.625%	1/15/2016	800	824,000
CityCenter Holdings LLC/CityCenter Finance Corp. PIK†	10.75%	1/15/2017	475	466,435
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	900	855,000
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	750	705,000
Marina District Finance Co., Inc.	9.875%	8/15/2018	1,400	1,284,500
MCE Finance Ltd.(a)	10.25%	5/15/2018	650	703,625
MGM Resorts International	6.625%	7/15/2015	1,750	1,671,250
MGM Resorts International	9.00%	3/15/2020	300	333,750
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	650	708,500
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	1,500	1,391,250
Peninsula Gaming LLC	8.375%	8/15/2015	500	532,500
River Rock Entertainment Authority (The)	9.00%	11/1/2018	937	749,600
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,300	1,261,000
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	2,000	2,060,000
Wynn Las Vegas LLC/Capital Corp.	7.75%	8/15/2020	375	418,125
Wynn Las Vegas LLC/Capital Corp.	7.875%	11/1/2017	1,600	1,764,000

Total				20,539,660

Gas Distribution 2.90%
Colorado Interstate Gas Co.	6.80%	11/15/2015	829	955,779
El Paso Corp.	6.50%	9/15/2020	250	271,498
El Paso Corp.	7.00%	6/15/2017	1,475	1,623,462
El Paso Natural Gas Co.	5.95%	4/15/2017	750	845,900
Ferrellgas LP/Ferrellgas Finance Corp.	6.50%	5/1/2021	675	597,375
Ferrellgas Partners LP	8.625%	6/15/2020	423	411,367
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	300	375,101
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	1,400	1,496,089
Inergy LP/Inergy Finance Corp.	6.875%	8/1/2021	1,099	1,109,990
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	1,250	1,278,125
MarkWest Energy Partners LP	6.25%	6/15/2022	400	420,000
MarkWest Energy Partners LP	6.75%	11/1/2020	900	947,250
National Fuel Gas Co.	4.90%	12/1/2021	1,500	1,540,906
National Fuel Gas Co.	6.50%	4/15/2018	1,440	1,633,980

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)
NiSource Finance Corp.	6.15%	3/1/2013	$182	$191,190
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	527,935
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	600	735,787
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	3/15/2020	375	391,875
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	1,165,709
Williams Partners LP	5.25%	3/15/2020	550	609,857
WPX Energy, Inc.†	6.00%	1/15/2022	1,000	1,028,750

Total				18,157,925

Health Facilities 3.54%
Capella Healthcare, Inc.	9.25%	7/1/2017	1,250	1,275,000
Community Health Systems, Inc.†	8.00%	11/15/2019	1,300	1,316,250
Community Health Systems, Inc.	8.875%	7/15/2015	2,409	2,493,315
HCA Holdings, Inc.	7.75%	5/15/2021	2,250	2,300,625
HCA, Inc.	6.50%	2/15/2020	750	780,000
HCA, Inc.	7.50%	2/15/2022	2,250	2,306,250
HCA, Inc.	7.875%	2/15/2020	500	542,500
HCA, Inc.	9.875%	2/15/2017	325	356,688
HealthSouth Corp.	8.125%	2/15/2020	1,600	1,620,000
Kindred Healthcare, Inc.	8.25%	6/1/2019	1,500	1,267,500
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	475	479,750
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	425	454,750
Select Medical Corp.	7.625%	2/1/2015	1,400	1,323,000
Tenet Healthcare Corp.	8.875%	7/1/2019	1,150	1,296,625
United Surgical Partners International, Inc.	8.875%	5/1/2017	1,500	1,503,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	2,000	1,995,000
VWR Funding, Inc. PIK	10.25%	7/15/2015	792	821,894

Total				22,132,897

Health Services 0.47%
Aristotle Holding, Inc.†	4.75%	11/15/2021	1,630	1,689,994
inVentiv Health, Inc.†	10.00%	8/15/2018	250	230,000
STHI Holding Corp.†	8.00%	3/15/2018	1,000	1,032,500

Total				2,952,494

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Hotels 0.73%
FelCor Lodging LP	6.75%		6/1/2019	$1,250	$1,206,250
FelCor Lodging LP	10.00%		10/1/2014	290	319,000
Host Hotels & Resorts LP	6.375%		3/15/2015	725	741,312
Hyatt Hotels Corp.†	5.75%		8/15/2015	500	535,875
Starwood Hotels & Resorts Worldwide, Inc.	6.75%		5/15/2018	1,100	1,248,500
Wyndham Worldwide Corp.	5.75%		2/1/2018	500	529,989

Total					4,580,926

Household & Leisure Products 0.37%
American Standard Americas†	10.75%		1/15/2016	1,250	750,000
Whirlpool Corp.	8.60%		5/1/2014	1,425	1,591,330

Total					2,341,330

Insurance Brokerage 0.27%
USI Holdings Corp.†	4.332%	#	11/15/2014	1,125	1,032,187
Willis North America, Inc.	7.00%		9/29/2019	600	668,911

Total					1,701,098

Integrated Energy 0.39%
Alta Wind Holdings LLC†	7.00%		6/30/2035	614	676,939
Coso Geothermal Power Holdings LLC†	7.00%		7/15/2026	1,054	765,713
LUKOIL International Finance BV (Netherlands)†(a)	6.656%		6/7/2022	1,025	1,027,563

Total					2,470,215

Investments & Miscellaneous Financial Services 0.96%
Constellation Enterprises LLC†	10.625%		2/1/2016	925	874,125
FMR LLC†	5.35%		11/15/2021	800	850,495
KKR Group Finance Co.†	6.375%		9/29/2020	700	720,056
Nuveen Investments, Inc.†	10.50%		11/15/2015	300	296,250
Nuveen Investments, Inc.	10.50%		11/15/2015	3,300	3,291,750

Total					6,032,676

Leisure 0.76%
MU Finance plc (United Kingdom)†(a)	8.375%		2/1/2017	1,150	1,216,125
NCL Corp. Ltd.	9.50%		11/15/2018	600	628,500
Speedway Motorsports, Inc.	8.75%		6/1/2016	2,000	2,190,000
Universal City Development Partners Ltd./UCDP Finance, Inc.	8.875%		11/15/2015	650	723,125

Total					4,757,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Life Insurance 0.04%
MetLife, Inc.	4.75%	2/8/2021	$250	$270,951

Machinery 0.95%
Altra Holdings, Inc.	8.125%	12/1/2016	1,075	1,147,562
IDEX Corp.	4.50%	12/15/2020	625	650,781
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	600	635,250
Manitowoc Co., Inc. (The)	9.50%	2/15/2018	1,150	1,230,500
Roper Industries, Inc.	6.25%	9/1/2019	550	650,889
Steelcase, Inc.	6.375%	2/15/2021	1,000	1,064,482
Thermadyne Holdings Corp.	9.00%	12/15/2017	525	546,000

Total				5,925,464

Managed Care 0.22%
Centene Corp.	5.75%	6/1/2017	1,000	1,000,000
UnitedHealth Group, Inc.	4.875%	4/1/2013	379	396,107

Total				1,396,107

Media: Broadcast 1.52%
Allbritton Communications Co.	8.00%	5/15/2018	775	773,062
AMC Networks, Inc.†	7.75%	7/15/2021	2,200	2,403,500
Belo Corp.	8.00%	11/15/2016	500	545,000
Clear Channel Communications, Inc.	9.00%	3/1/2021	750	635,625
Cumulus Media, Inc.†	7.75%	5/1/2019	1,250	1,115,625
Discovery Communications LLC	5.625%	8/15/2019	350	398,868
FoxCo Acquisition Sub LLC†	13.375%	7/15/2016	300	328,875
Gray Television, Inc.	10.50%	6/29/2015	1,000	950,000
LIN Television Corp.	6.50%	5/15/2013	302	303,133
LIN Television Corp.	8.375%	4/15/2018	500	489,375
Salem Communications Corp.	9.625%	12/15/2016	275	291,500
Sinclair Television Group, Inc.†	9.25%	11/1/2017	650	711,750
Univision Communications, Inc.†	8.50%	5/15/2021	600	549,000

Total				9,495,313

Media: Cable 2.39%
Bresnan Broadband Holdings LLC†	8.00%	12/15/2018	1,250	1,306,250
CCH II LLC/CCH II Capital Corp.	13.50%	11/30/2016	210	243,762
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	650	680,875
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	1,325	1,457,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Cable (continued)
CSC Holdings LLC	8.625%	2/15/2019	$1,475	$1,707,312
DISH DBS Corp.	6.75%	6/1/2021	1,225	1,326,063
DISH DBS Corp.	7.125%	2/1/2016	1,350	1,461,375
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)†(a)	7.50%	3/15/2019	325	342,875
Mediacom Broadband LLC	8.50%	10/15/2015	750	776,250
Mediacom Communications Corp.	9.125%	8/15/2019	1,975	2,105,844
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019	525	469,875
UPCB Finance V Ltd.†	7.25%	11/15/2021	1,150	1,170,125
Virgin Media Finance plc (United Kingdom)(a)	8.375%	10/15/2019	750	826,875
Virgin Media Finance plc (United Kingdom)(a)	9.50%	8/15/2016	800	902,000
Virgin Media Secured Finance plc (United Kingdom)(a)	5.25%	1/15/2021	200	212,278

Total				14,989,259

Media: Services 1.02%
Affinion Group, Inc.	11.50%	10/15/2015	1,000	877,500
Interpublic Group of Cos., Inc. (The)	10.00%	7/15/2017	875	1,004,062
Lamar Media Corp.	7.875%	4/15/2018	750	798,750
WMG Acquisition Corp.	9.50%	6/15/2016	2,200	2,398,000
WMG Acquisition Corp.†	11.50%	10/1/2018	1,300	1,296,750

Total				6,375,062

Medical Products 1.03%
Bausch & Lomb, Inc.	9.875%	11/1/2015	2,250	2,373,750
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	1,000	1,100,000
Biomet, Inc.	10.00%	10/15/2017	1,000	1,085,000
Grifols, Inc.	8.25%	2/1/2018	750	791,250
Kinetic Concepts, Inc./KCI USA, Inc.†	10.50%	11/1/2018	800	786,000
Life Technologies Corp.	6.00%	3/1/2020	300	335,900

Total				6,471,900

Metals/Mining (Excluding Steel) 4.02%
American Rock Salt Co. LLC/American Rock Capital Corp.†	8.25%	5/1/2018	1,500	1,447,500
Arch Coal, Inc.†	7.25%	6/15/2021	1,550	1,600,375
Arch Coal, Inc.	8.75%	8/1/2016	850	932,875
Boart Longyear Management Pty Ltd. (Australia)†(a)	7.00%	4/1/2021	1,000	1,020,000
Cliffs Natural Resources, Inc.	5.90%	3/15/2020	1,000	1,067,596

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Metals/Mining (Excluding Steel) (continued)
CONSOL Energy, Inc.†	6.375%	3/1/2021		$750	$761,250
CONSOL Energy, Inc.	8.25%	4/1/2020		1,250	1,387,500
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	6.875%	2/1/2018		650	625,625
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	7.00%	11/1/2015		1,250	1,268,750
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	8.25%	11/1/2019		700	715,750
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017		1,525	1,622,029
Gold Fields Orogen Holding BVI Ltd.†	4.875%	10/7/2020		1,000	884,463
James River Coal Co.	7.875%	4/1/2019		2,000	1,520,000
Mirabela Nickel Ltd. (Australia)†(a)	8.75%	4/15/2018		1,500	1,353,750
Murray Energy Corp.†	10.25%	10/15/2015		1,000	997,500
Noranda Aluminum Acquisition Corp. PIK	4.659%	5/15/2015		703	653,753
Novelis, Inc.	8.75%	12/15/2020		650	700,375
Patriot Coal Corp.	8.25%	4/30/2018		1,350	1,302,750
Peabody Energy Corp.†	6.00%	11/15/2018		650	666,250
Peabody Energy Corp.†	6.25%	11/15/2021		650	676,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.25%	4/15/2018		1,200	1,212,000
Quadra FNX Mining Ltd. (Canada)†(a)	7.75%	6/15/2019		1,500	1,704,375
SunCoke Energy, Inc.†	7.625%	8/1/2019		750	753,750
Thompson Creek Metals Co., Inc. (Canada)(a)	7.375%	6/1/2018		300	268,500

Total					25,142,716

Monoline Insurance 0.17%
Fidelity National Financial, Inc.	6.60%	5/15/2017		1,000	1,061,217

Multi-Line Insurance 0.27%
AXA SA (France)†(a)	6.379%	–	(e)	550	363,000
Genworth Financial, Inc.	7.625%	9/24/2021		1,250	1,170,694
ZFS Finance USA Trust V†	6.50%	5/9/2037		145	131,225

Total					1,664,919

Oil Field Equipment & Services 1.31%
Basic Energy Services, Inc.	7.75%	2/15/2019		1,000	1,012,500
Cameron International Corp.	6.375%	7/15/2018		475	563,300
Complete Production Services, Inc.	8.00%	12/15/2016		1,025	1,071,125
Dresser-Rand Group, Inc.†	6.50%	5/1/2021		1,250	1,284,375
Key Energy Services, Inc.	6.75%	3/1/2021		400	402,000
Oil States International, Inc.	6.50%	6/1/2019		1,150	1,181,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services (continued)
Precision Drilling Corp. (Canada)†(a)	6.50%	12/15/2021	$250	$256,250
Precision Drilling Corp. (Canada)(a)	6.625%	11/15/2020	375	385,313
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,000	1,056,283
SESI LLC	6.375%	5/1/2019	500	511,250
Trinidad Drilling Ltd. (Canada)†(a)	7.875%	1/15/2019	450	465,750

Total				8,189,771

Oil Refining & Marketing 0.31%
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014	575	600,875
Tesoro Corp.	9.75%	6/1/2019	1,200	1,353,000

Total				1,953,875

Packaging 2.41%
AEP Industries, Inc.	8.25%	4/15/2019	1,800	1,836,000
Ardagh Packaging Finance plc (Ireland)†(a)	7.375%	10/15/2017	1,200	1,218,000
Ardagh Packaging Finance plc (Ireland)†(a)	9.125%	10/15/2020	850	845,750
Ball Corp.	6.625%	3/15/2018	605	623,150
Ball Corp.	6.75%	9/15/2020	1,500	1,638,750
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,870	1,935,450
Packaging Dynamics Corp.†	8.75%	2/1/2016	750	753,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.75%	10/15/2016	525	555,188
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	9.25%	5/15/2018	1,400	1,347,500
Sealed Air Corp.†	6.875%	7/15/2033	1,150	1,006,537
Sealed Air Corp.	7.875%	6/15/2017	750	791,669
Sealed Air Corp.†	8.375%	9/15/2021	1,175	1,304,250
Solo Cup Co.	8.50%	2/15/2014	750	693,750
Solo Cup Co.	10.50%	11/1/2013	500	510,000

Total				15,059,744

Pharmaceuticals 0.95%
Aptalis Pharma, Inc.	12.75%	3/1/2016	825	874,500
Gilead Sciences, Inc.	3.05%	12/1/2016	350	358,627
Mylan, Inc.†	7.625%	7/15/2017	300	328,875
Mylan, Inc.†	7.875%	7/15/2020	550	609,813
Novartis Securities Investment Ltd.	5.125%	2/10/2019	550	647,369
Valeant Pharmaceuticals International†	6.75%	8/15/2021	750	727,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals (continued)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC	7.75%	9/15/2018	$2,325	$2,386,031

Total				5,932,715

Printing & Publishing 0.27%
Deluxe Corp.	7.375%	6/1/2015	600	610,500
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	1,300	1,059,500

Total				1,670,000

Property & Casualty 0.19%
Liberty Mutual Group, Inc.†(g)	10.75%	6/15/2058	925	1,170,125

Railroads 0.35%
Florida East Coast Railway Corp.	8.125%	2/1/2017	1,500	1,488,750
Kansas City Southern de Mexico SA de CV (Mexico)(a)	6.125%	6/15/2021	700	726,250

Total				2,215,000

Real Estate Investment Trusts 0.96%
Boston Properties LP	3.70%	11/15/2018	675	690,271
DDR Corp.	7.875%	9/1/2020	790	882,695
DuPont Fabros Technology LP	8.50%	12/15/2017	675	725,625
Goodman Funding Pty Ltd. (Australia)†(a)	6.375%	11/12/2020	800	817,657
Health Care REIT, Inc.	6.125%	4/15/2020	1,000	1,037,793
Kilroy Realty LP	5.00%	11/3/2015	1,000	1,029,298
ProLogis	5.625%	11/15/2016	500	528,477
ProLogis LP	6.875%	3/15/2020	25	27,802
Ventas Realty LP/Ventas Capital Corp.	3.125%	11/30/2015	250	244,696

Total				5,984,314

Restaurants 0.69%
DineEquity, Inc.	9.50%	10/30/2018	2,250	2,427,187
Fiesta Restaurant Group†	8.875%	8/15/2016	330	333,300
Rare Restaurant Group LLC/RRG Finance Corp.†	9.25%	5/15/2014	550	442,750
Wendy’s Co. (The)	10.00%	7/15/2016	1,000	1,105,000

Total				4,308,237

Software/Services 2.08%
Ceridian Corp.	11.25%	11/15/2015	1,000	785,000
Fidelity National Information Services, Inc.	7.625%	7/15/2017	300	326,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)
First Data Corp.†	7.375%	6/15/2019	$325	$307,125
First Data Corp.†	8.25%	1/15/2021	1,750	1,575,000
First Data Corp.	12.625%	1/15/2021	989	865,375
Open Solutions, Inc.†	9.75%	2/1/2015	600	387,750
SERENA Software, Inc.	10.375%	3/15/2016	500	515,000
Sterling Merger, Inc.†	11.00%	10/1/2019	700	686,000
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,600	1,646,000
SunGard Data Systems, Inc.	7.625%	11/15/2020	400	413,000
SunGard Data Systems, Inc.	10.25%	8/15/2015	4,000	4,165,000
Syniverse Holdings, Inc.	9.125%	1/15/2019	1,250	1,325,000

Total				12,996,500

Specialty Retail 2.00%
Brookstone Co., Inc.†	13.00%	10/15/2014	528	424,380
Brown Shoe Co., Inc.	7.125%	5/15/2019	1,500	1,428,750
J. Crew Group, Inc.	8.125%	3/1/2019	1,000	960,000
Limited Brands, Inc.	7.00%	5/1/2020	1,000	1,087,500
Limited Brands, Inc.	7.60%	7/15/2037	400	400,000
Limited Brands, Inc.	8.50%	6/15/2019	650	760,500
Michaels Stores, Inc.	13.00%	11/1/2016	600	641,940
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	1,500	1,616,250
QVC, Inc.†	7.125%	4/15/2017	1,000	1,065,000
QVC, Inc.†	7.375%	10/15/2020	1,200	1,287,000
Sally Holdings LLC/Sally Capital, Inc.†	6.875%	11/15/2019	350	367,500
Toys “R” Us Property Co. I LLC	10.75%	7/15/2017	1,150	1,263,562
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	1,150	1,196,000

Total				12,498,382

Steel Producers/Products 0.95%
Algoma Acquisition Corp. (Canada)†(a)	9.875%	6/15/2015	1,075	929,875
Allegheny Ludlum Corp.	6.95%	12/15/2025	575	652,546
Allegheny Technologies, Inc.	9.375%	6/1/2019	800	1,023,098
Atkore International, Inc.	9.875%	1/1/2018	1,250	1,203,125
Essar Steel Algoma, Inc. (Canada)†(a)	9.375%	3/15/2015	650	633,750
JMC Steel Group†	8.25%	3/15/2018	750	735,000
Steel Dynamics, Inc.	7.625%	3/15/2020	750	795,000

Total				5,972,394

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services 1.85%
ARAMARK Holdings Corp. PIK†	8.625%	5/1/2016	$200	$207,000
Audatex North America, Inc.†	6.75%	6/15/2018	1,000	1,015,000
Avis Budget Car Rental	9.625%	3/15/2018	1,500	1,560,000
Avis Budget Car Rental	9.75%	3/15/2020	400	413,000
B-Corp Merger Sub, Inc.†	8.25%	6/1/2019	325	307,125
Brambles USA, Inc.†	5.35%	4/1/2020	900	961,842
Expedia, Inc.	8.50%	7/1/2016	625	674,117
FTI Consulting, Inc.	6.75%	10/1/2020	1,000	1,037,500
FTI Consulting, Inc.	7.75%	10/1/2016	750	780,000
Hertz Corp. (The)	7.50%	10/15/2018	2,200	2,310,000
Iron Mountain, Inc.	7.75%	10/1/2019	800	849,000
PHH Corp.	9.25%	3/1/2016	300	286,500
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25%	2/1/2021	825	839,437
Travelport LLC/Travelport, Inc.	9.00%	3/1/2016	600	334,500

Total				11,575,021

Telecommunications Equipment 0.81%
Alcatel-Lucent USA, Inc.	6.45%	3/15/2029	1,250	903,125
Avaya, Inc.†	7.00%	4/1/2019	1,700	1,657,500
CommScope, Inc.†	8.25%	1/15/2019	2,500	2,512,500

Total				5,073,125

Telecommunications: Integrated/Services 3.56%
CenturyLink, Inc.	6.15%	9/15/2019	1,200	1,207,313
CenturyLink, Inc.	6.45%	6/15/2021	1,000	1,003,597
Cogent Communications Group, Inc.†	8.375%	2/15/2018	500	513,750
Dycom Investments, Inc.	7.125%	1/15/2021	1,170	1,187,550
EH Holding Corp.†	7.625%	6/15/2021	3,100	3,270,500
Equinix, Inc.	7.00%	7/15/2021	900	951,750
Equinix, Inc.	8.125%	3/1/2018	1,233	1,350,135
GCI, Inc.	6.75%	6/1/2021	575	563,500
Intelsat Jackson Holdings SA (Luxembourg)†(a)	7.50%	4/1/2021	1,650	1,672,687
Intelsat Luxembourg SA (Luxembourg)(a)	11.25%	2/4/2017	3,000	2,910,000
Level 3 Escrow, Inc.†	8.125%	7/1/2019	550	543,125
MasTec, Inc.	7.625%	2/1/2017	750	783,750
Qtel International Finance Ltd. (Qatar)†(a)	4.75%	2/16/2021	375	379,688
Qwest Communications, Inc.	8.00%	10/1/2015	950	1,016,874
Telefonica Emisiones SAU (Spain)(a)	7.045%	6/20/2036	500	488,931
Telemar Norte Leste SA (Brazil)†(a)	5.50%	10/23/2020	634	627,660

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Integrated/Services (continued)
Windstream Corp.	7.00%	3/15/2019	$2,750	$2,791,250
Windstream Corp.	7.50%	4/1/2023	1,000	992,500

Total				22,254,560

Telecommunications: Wireless 3.71%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	2,000	2,165,000
Cricket Communications, Inc.	7.75%	10/15/2020	450	394,875
Digicel Group Ltd. (Jamaica)†(a)	10.50%	4/15/2018	1,500	1,522,500
GeoEye, Inc.	8.625%	10/1/2016	600	621,000
GeoEye, Inc.	9.625%	10/1/2015	1,000	1,100,000
Inmarsat Finance plc (United Kingdom)†(a)	7.375%	12/1/2017	1,000	1,050,000
MetroPCS Wireless, Inc.	6.625%	11/15/2020	1,725	1,612,875
MetroPCS Wireless, Inc.	7.875%	9/1/2018	1,250	1,273,437
NII Capital Corp.	7.625%	4/1/2021	700	698,250
NII Capital Corp.	8.875%	12/15/2019	925	978,188
NII Capital Corp.	10.00%	8/15/2016	900	1,026,000
SBA Telecommunications, Inc.	8.25%	8/15/2019	500	546,250
Sprint Capital Corp.	6.90%	5/1/2019	3,500	2,896,250
Sprint Nextel Corp.	8.375%	8/15/2017	1,725	1,554,656
Telemovil Finance Co., Ltd. (El Salvador)†(a)	8.00%	10/1/2017	750	776,250
ViaSat, Inc.	8.875%	9/15/2016	1,000	1,030,000
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(a)	7.748%	2/2/2021	575	494,500
Wind Acquisition Finance SA (Italy)†(a)	7.25%	2/15/2018	600	547,500
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	3,250	2,925,000

Total				23,212,531

Theaters & Entertainment 0.68%
Cinemark USA, Inc.	7.375%	6/15/2021	650	667,875
Cinemark USA, Inc.	8.625%	6/15/2019	1,100	1,201,750
Lions Gate Entertainment, Inc.†	10.25%	11/1/2016	1,125	1,136,250
Live Nation Entertainment, Inc.†	8.125%	5/15/2018	1,250	1,265,625

Total				4,271,500

Transportation (Excluding Air/Rail) 0.32%
Asciano Finance Ltd. (Australia)†(a)	4.625%	9/23/2020	625	587,556
Commercial Barge Line Co.	12.50%	7/15/2017	475	514,187
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	900	895,500

Total				1,997,243

Total High Yield Corporate Bonds (cost $488,445,307)				500,254,601

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate			Shares (000)		Fair Value
PREFERRED STOCKS 0.07%
Agency/Government Related 0.00%
Fannie Mae*	Zero Coupon			21		$28,290
Banking 0.07%
U.S. Bancorp	3.50%	#		–	(b)	438,788

Total Preferred Stocks (cost $963,804)						467,078

	Exercise Price		Expiration Date
WARRANTS 0.02%
Auto Parts & Equipment 0.01%
Cooper-Standard Holdings, Inc.*	$27.33		11/27/2017	3		34,430

Media: Cable 0.01%
Charter Communications, Inc.*	46.86		11/30/2014	3		57,629

Total Warrants (cost $36,246)						92,059

Total Long-Term Investments (cost $578,170,779)						589,376,788

				Principal Amount (000)
SHORT-TERM INVESTMENT 4.60%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $27,220,000 of U.S. Treasury Note at 4.25% due 11/15/2013; value: $29,363,575; proceeds: $28,785,654 (cost $28,785,622)				$28,786		28,785,622

Total Investments in Securities 98.76% (cost $606,956,401)						$618,162,410

Cash and Other Assets in Excess of Liabilities 1.24%						7,791,902

Net Assets 100.00%						$625,954,312

ADR	American Depositary Receipt.
EUR	euro.
GBP	British pound.
PIK	Payment-in-kind.
*	Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2011

~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2011.
(a)	Foreign security traded in U.S. dollars.
(b)	Amount represents less than 1,000 shares.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2011.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Defaulted security.
(g)	Debenture pays interest at an annual fixed rate of 10.75% through June 15, 2038. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 7.12% through June 15, 2058. This debenture is subject to full redemption at the option of the issuer any time prior to June 15, 2038.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $606,956,401)	$618,162,410
Cash	36,372
Receivables:
Interest and dividends	10,287,338
Investment securities sold	594,181
Capital shares sold	320,230
From advisor (See Note 3)	30,822
Prepaid expenses and other assets	4,600
Total assets	629,435,953
LIABILITIES:
Payables:
Investment securities purchased	2,498,918
Management fee	261,780
Capital shares reacquired	190,138
Directors’ fees	48,653
Fund administration	20,942
Accrued expenses and other liabilities	461,210
Total liabilities	3,481,641
NET ASSETS	$625,954,312
COMPOSITION OF NET ASSETS:
Paid-in capital	$617,699,718
Distributions in excess of net investment income	(2,035,130)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(915,616)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,205,340
Net Assets	$625,954,312
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	53,790,381
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.64

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $11,569)	$1,203,738
Interest and other	39,452,263
Total investment income	40,656,001
Expenses:
Management fee	2,976,859
Shareholder servicing	2,124,603
Fund administration	238,149
Professional	88,293
Reports to shareholders	66,921
Directors’ fees	18,918
Custody	16,421
Other	11,776
Gross expenses	5,541,940
Expense reductions (See Note 7)	(563)
Management fee waived (See Note 3)	(183,031)
Net expenses	5,358,346
Net investment income	35,297,655
Net realized and unrealized gain (loss):
Net realized gain on investments, futures contracts and foreign currency related transactions	12,529,049
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(23,709,884)
Net realized and unrealized loss	(11,180,835)
Net Increase in Net Assets Resulting From Operations	$24,116,820

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$35,297,655	$30,564,119
Net realized gain on investments, futures contracts and foreign currency related transactions	12,529,049	11,245,108
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(23,709,884)	16,464,593
Net increase in net assets resulting from operations	24,116,820	58,273,820
Distributions to shareholders from:
Net investment income	(36,025,218)	(31,666,310)
Net realized gain	(4,497,955)	–
Total distributions to shareholders	(40,523,173)	(31,666,310)
Capital share transactions (See Note 10):
Proceeds from sales of shares	168,133,953	143,567,251
Reinvestment of distributions	40,523,173	31,666,310
Cost of shares reacquired	(111,291,400)	(110,434,732)
Net increase in net assets resulting from capital share transactions	97,365,726	64,798,829
Net increase in net assets	80,959,373	91,406,339
NET ASSETS:
Beginning of year	$544,994,939	$453,588,600
End of year	$625,954,312	$544,994,939
Distributions in excess of net investment income	$(2,035,130)	$(1,821,103)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.93	$11.28	$8.91	$11.77	$11.84

Investment operations:

Net investment income(a)	.73	.73	.75	.70	.70

Net realized and unrealized gain (loss)	(.21)	.66	2.32	(2.79)	.03

Total from investment operations	.52	1.39	3.07	(2.09)	.73

Distributions to shareholders from:

Net investment income	(.72)	(.74)	(.70)	(.74)	(.76)

Net realized gain	(.09)	–	–	(.03)	(.04)

Total distributions	(.81)	(.74)	(.70)	(.77)	(.80)

Net asset value, end of year	$11.64	$11.93	$11.28	$8.91	$11.77

Total Return(b)	4.38%	12.31%	34.31%	(17.53)%	6.19%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.86%	.87%	.90%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.86%	.87%	.90%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%	.94%	.96%	.94%	.95%

Net investment income	5.92%	6.12%	7.11%	6.32%	5.67%

Supplemental Data:
Net assets, end of year (000)	$625,954	$544,995	$453,589	$278,856	$315,625

Portfolio turnover rate	33.43%	39.29%	51.76%	34.22%	34.04%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the

Notes to Financial Statements (continued)

Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of December 31, 2011, the Fund had no open futures contracts.

(h)

When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair

Notes to Financial Statements (continued)

value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2011, the Fund had no unfunded loan commitments.

Notes to Financial Statements (continued)

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1–unadjusted quoted prices in active markets for identical investments;

•	Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,139,323	$765,135	$–	$3,904,458
Convertible Bonds	–	52,100,106	–	52,100,106
Convertible Preferred Stocks	13,556,782	2,793,986	–	16,350,768
Floating Rate Loans	–	12,128,319	–	12,128,319
Foreign Bonds	–	1,482,671	–	1,482,671
Government Sponsored Enterprises Bond	–	2,596,728	–	2,596,728
High Yield Corporate Bonds	–	500,254,601	–	500,254,601
Preferred Stocks	28,290	438,788	–	467,078
Warrants	–	92,059	–	92,059
Repurchase Agreement	–	28,785,622	–	28,785,622
Total	$16,724,395	$601,438,015	$–	$618,162,410

*	See Schedule of Investments for fair values in each industry.

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2011 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

Amounts of $(76,254) and $(179,146) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 23. As of December 31, 2011 the Fund had no open future contracts.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $2,083,801 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if

Notes to Financial Statements (continued)

any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$36,025,218	$31,666,310
Long-term capital gains	4,497,955	–
Total distributions paid	$40,523,173	$31,666,310

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income-net	$103,869
Undistributed long-term capital gains	634,232
Total undistributed earnings	$738,101
Temporary differences	(708,797)
Unrealized gains–net	8,225,290
Total accumulated gains–net	$8,254,594

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $660,144 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$609,936,451
Gross unrealized gain	28,376,476
Gross unrealized loss	(20,150,517)
Net unrealized security gain	$8,225,959

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, premium amortization and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$513,536	$(513,536)

The permanent differences are primarily attributable to the tax treatment of premium amortization and certain securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$254,595,636	$191,675,091

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to

Notes to Financial Statements (continued)

market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s exposure to foreign companies (and American Depositary Receipts “(ADRs”)), the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

Notes to Financial Statements (concluded)

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	13,683,785	12,081,085
Reinvestment of distributions	3,504,236	2,665,332
Shares reacquired	(9,080,239)	(9,278,377)
Increase	8,107,782	5,468,040

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009-2010) and Adelphia Communications Inc. (2003-2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991-2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991-2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004-2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004-2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004-2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003-2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004-2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005-2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000-2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999-2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004-2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005-2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the Fund’s investment performance was in the first quintile of its performance universe for the eight-month period, the third quintile for the one-year and three-year periods, and the second quintile for the five-year period. The Board also observed that the investment performance of the Fund was higher than that of the Lipper Variable Underlying Funds High Current Yield Index for the eight-month, one-year, three-year, and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately six basis points below the median of the peer group and the actual management and administrative services fees were approximately ten basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately six basis points below the median of the peer group. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 0.90%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

2.26% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 2.24% of ordinary income distributions is qualified for the dividends received deduction.

In addition, $4,497,955 of the distributions paid to shareholders during the fiscal year ended December 31, 2011 represents long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

LASFBD-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Capital Structure Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Capital Structure Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Capital Structure Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned 0.19%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 2.11% over the same period.

During the 12-month period, markets were faced with the headwinds of the sovereign debt crisis in Europe and slower global economic growth. Equity markets remained in positive territory through the first half of the year, but declined in the second half. The S&P 500® Index finished up 2.11% on a total return basis. Within the fixed-income markets, there was a general flight to quality and an aversion to credit risk. As a result, Treasuries and municipal bonds were two of the best performing sectors of the bond market during the period. Despite strong credit fundamentals, the investment-grade and high-yield corporate bond markets underperformed Treasuries. At period-end, the Fund’s asset

1

allocation was approximately 59% equities, 18% high-yield, 6% investment grade, 11% convertibles, 1% bank loans, and 5% cash.

Within the equity portion of the Fund, stock selection, mainly within the consumer discretionary, consumer staples, and financials sectors, detracted from the Fund’s performance. Another factor detracting from performance was the Fund’s underweight in the utilities sector versus the index, as this sector was one of the stronger performers in the S&P 500® Index. Within investment-grade bonds, the Fund maintained little to no allocation to U.S. Treasuries, as we continue to see better relative value in corporates. During the period, U.S. Treasuries outperformed investment-grade corporates during the flight to quality and aversion to credit risk, which hurt absolute performance. The convertibles market faced a difficult period, and the convertibles allocation within the Fund detracted from absolute Fund performance. Convertible securities are a unique asset class that provides an income stream through yield while also having the potential to participate in equity market upside.

Within the equity portion, contributing to the Fund’s performance was stock selection within the energy and information technology sectors. The Fund’s underweight in the financials sector also contributed to performance as this sector was the weakest in the index.

Within the fixed-income portion, security selection in both high-yield corporate and investment-grade corporate securities were among the stronger fixed income sectors in the Fund’s portfolio. The breadth of advances was wide as corporate bonds continued to experience strong credit fundamentals and historically low default rates.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

2

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Years	Life of Class
Class VC2	0.19%	1.56%	7.32%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003.

2    The Class VC shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 — 12/31/11
Class VC
Actual	$1,000.00	$950.80	$5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.85

†	Net expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	11.68%
Consumer Staples	7.60%
Energy	14.60%
Financials	11.50%
Health Care	9.93%
Industrials	11.27%
Information Technology	14.39%
Materials	6.40%
Telecommunication Services	5.68%
Utilities	2.09%
Short-Term Investment	4.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares (000)		Fair Value
LONG-TERM INVESTMENTS 94.65%

COMMON STOCKS 55.60%

Aerospace & Defense 1.24%
GeoEye, Inc.*	3		$73,326
Hexcel Corp.*	28		677,880
Moog, Inc. Class A*	9		395,370
United Technologies Corp.	4		277,742

Total			1,424,318

Airlines 0.21%
United Continental Holdings, Inc.*	13		237,762

Auto Components 0.11%
Cooper-Standard Holdings, Inc.*	4		127,505

Automobiles 0.20%
Honda Motor Co., Ltd. ADR	8		235,235

Beverages 1.18%
Coca-Cola Co. (The)	8		524,775
PepsiCo, Inc.	13		829,375

Total			1,354,150

Biotechnology 0.88%
Amgen, Inc.	—	(a)	27,418
Celgene Corp.*	13		845,000
Human Genome Sciences, Inc.*	18		133,020

Total			1,005,438

Capital Markets 0.86%
Franklin Resources, Inc.	5		480,300
State Street Corp.	7		282,170
T. Rowe Price Group, Inc.	4		227,800

Total			990,270

Chemicals 2.46%
Celanese Corp. Series A	10		442,700
CF Industries Holdings, Inc.	2		217,470
Dow Chemical Co. (The)	15		431,400
LyondellBasell Industries NV Class A (Netherlands)(b)	13		410,673

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares (000)	Fair Value
Chemicals (continued)
Monsanto Co.	8	$525,525
Mosaic Co. (The)	5	252,150
Rockwood Holdings, Inc.*	14	551,180

Total		2,831,098

Commercial Banks 2.16%
Huntington Bancshares, Inc.	33	181,170
PNC Financial Services Group, Inc. (The)	5	288,350
Regions Financial Corp.	40	172,000
U.S. Bancorp	25	676,250
Wells Fargo & Co.	35	964,600
Zions Bancorporation	12	195,360

Total		2,477,730

Communications Equipment 1.07%
Aruba Networks, Inc.*	25	463,000
QUALCOMM, Inc.	14	765,800

Total		1,228,800

Computers & Peripherals 2.43%
Apple, Inc.*	5	1,822,500
Fortinet, Inc.*	15	327,150
International Business Machines Corp.	4	643,580

Total		2,793,230

Consumer Finance 0.41%
Capital One Financial Corp.	11	465,190

Distributors 0.32%
Genuine Parts Co.	6	367,200

Diversified Financial Services 1.45%
Bank of America Corp.	90	500,400
Fannie Mae*	11	2,195
JPMorgan Chase & Co.	35	1,163,750

Total		1,666,345

Diversified Telecommunication Services 2.59%
AT&T, Inc.	42	1,270,080
CenturyLink, Inc.	21	768,403

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Shares (000)	Fair Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	18	$702,100
Windstream Corp.	20	234,800

Total		2,975,383

Electric: Utilities 0.48%
UniSource Energy Corp.	15	553,800

Electrical Equipment 1.50%
A123 Systems, Inc.*	18	28,980
AMETEK, Inc.	5	221,025
Cooper Industries plc	4	189,525
Emerson Electric Co.	18	838,620
Rockwell Automation, Inc.	6	440,220

Total		1,718,370

Energy Equipment & Services 0.78%
Cameron International Corp.*	9	418,115
Schlumberger Ltd.	7	478,170

Total		896,285

Food & Staples Retailing 1.82%
CVS Caremark Corp.	14	570,920
Ingles Markets, Inc. Class A	32	475,896
SUPERVALU, INC.	18	146,160
Wal-Mart Stores, Inc.	15	896,400

Total		2,089,376

Food Products 1.75%
Archer Daniels Midland Co.	25	721,750
H.J. Heinz Co.	8	405,300
Kellogg Co.	9	429,845
Kraft Foods, Inc. Class A	12	448,320

Total		2,005,215

Hotels, Restaurants & Leisure 1.64%
Marriott International, Inc. Class A	12	350,040
Marriott Vacations Worldwide Corp.*	1	20,592
McDonald’s Corp.	12	1,153,795
Starwood Hotels & Resorts Worldwide, Inc.	8	359,775

Total		1,884,202

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2011

Investments	Shares (000)	Fair Value
Household Products 0.90%
Procter & Gamble Co. (The)	16	$1,034,005

Industrial Conglomerates 0.97%
3M Co.	7	572,110
General Electric Co.	30	537,300

Total		1,109,410

Information Technology Services 0.43%
SAIC, Inc.*	40	491,600

Insurance 0.34%
MetLife, Inc.	13	389,750

Machinery 3.32%
Actuant Corp. Class A	30	680,700
Caterpillar, Inc.	5	407,700
Danaher Corp.	15	705,600
Dover Corp.	6	319,275
Pall Corp.	12	685,800
Parker Hannifin Corp.	5	381,250
Snap-on, Inc.	13	632,750

Total		3,813,075

Media 2.03%
Belo Corp. Class A	36	226,800
Charter Communications, Inc. Class A*	2	113,880
Comcast Corp. Class A	17	391,215
Interpublic Group of Cos., Inc. (The)	40	389,200
Omnicom Group, Inc.	9	378,930
Time Warner, Inc.	10	361,400
Walt Disney Co. (The)	13	468,750

Total		2,330,175

Metals & Mining 0.17%
Freeport-McMoRan Copper & Gold, Inc.	3	110,370
Titanium Metals Corp.	6	89,880

Total		200,250

See Notes to Financial Statements.

10

Schedule of Investments (continued)

December 31, 2011

Investments	Shares (000)	Fair Value
Multi-Line Retail 1.10%
Kohl’s Corp.	10	$493,500
Target Corp.	15	768,300

Total		1,261,800

Oil, Gas & Consumable Fuels 8.39%
Chevron Corp.	26	2,777,040
ConocoPhillips	25	1,821,750
Continental Resources, Inc.*	15	1,000,650
EOG Resources, Inc.	8	738,825
Exxon Mobil Corp.	20	1,695,200
Hess Corp.	9	516,880
Marathon Oil Corp.	12	351,240
Petroleo Brasileiro SA ADR	17	387,585
Whiting Petroleum Corp.*	8	350,175

Total		9,639,345

Pharmaceuticals 5.02%
Bristol-Myers Squibb Co.	20	704,800
Johnson & Johnson	19	1,246,020
Merck & Co., Inc.	12	452,400
Mylan, Inc.*	53	1,138,110
Pfizer, Inc.	62	1,341,680
Salix Pharmaceuticals Ltd.*	7	334,950
Teva Pharmaceutical Industries Ltd. ADR	14	549,945

Total		5,767,905

Real Estate Investment Trusts 0.56%
Equity Residential	4	239,526
Plum Creek Timber Co., Inc.	11	402,160

Total		641,686

Road & Rail 1.00%
Kansas City Southern*	6	408,060
Union Pacific Corp.	7	741,580

Total		1,149,640

See Notes to Financial Statements.

11

Schedule of Investments (continued)

December 31, 2011

Investments				Shares (000)	Fair Value

Semiconductors & Semiconductor Equipment 0.86%
Broadcom Corp. Class A*				10	$293,600
Intel Corp.				21	509,250
PMC-Sierra, Inc.*				33	181,830

Total					984,680

Software 4.52%
Adobe Systems, Inc.*				17	480,590
Check Point Software Technologies Ltd. (Israel)*(b)				5	262,700
Citrix Systems, Inc.*				4	212,520
Informatica Corp.*				10	369,300
Microsoft Corp.				52	1,349,920
Nuance Communications, Inc.*				22	553,520
Oracle Corp.				23	589,950
Sourcefire, Inc.*				12	388,560
Synchronoss Technologies, Inc.*				14	422,940
Websense, Inc.*				30	561,900

Total					5,191,900

Specialty Retail 0.38%
Best Buy Co., Inc.				5	105,165
Home Depot, Inc. (The)				8	336,320

Total					441,485

Textiles, Apparel & Luxury Goods 0.07%
Michael Kors Holdings Ltd. (Hong Kong)*(b)				3	81,750

Total Common Stocks (cost $55,837,731)					63,855,358

	Exercise Price		Expiration Date
CONTINGENT VALUE RIGHT 0.00%

Pharmaceuticals
Sanofi* (cost $7,062)	—	(c)	12/31/2020	3	3,600

See Notes to Financial Statements.

12

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 5.91%

Automobiles 0.31%
Ford Motor Co.	4.25%	11/15/2016	$250	$359,688

Beverages 0.33%
Molson Coors Brewing Co.	2.50%	7/30/2013	350	372,312

Biotechnology 1.12%
BioMarin Pharmaceutical, Inc.	1.875%	4/23/2017	175	312,156
Gilead Sciences, Inc.	0.625%	5/1/2013	700	812,875
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	150	158,063

Total				1,283,094

Computers & Peripherals 0.76%
EMC Corp.	1.75%	12/1/2013	225	324,000
NetApp, Inc.	1.75%	6/1/2013	250	316,875
SanDisk Corp.	1.50%	8/15/2017	200	236,500

Total				877,375

Electrical Equipment 0.33%
Roper Industries, Inc.	Zero Coupon	1/15/2034	350	381,500

Energy Equipment & Services 0.15%
SunPower Corp.	4.75%	4/15/2014	200	175,250

Health Care Providers & Services 0.46%
Five Star Quality Care, Inc.	3.75%	10/15/2026	575	532,594

Information Technology Services 0.21%
CACI International, Inc.	2.125%	5/1/2014	200	235,750

Metals & Mining 0.65%
Newmont Mining Corp.	1.25%	7/15/2014	450	627,750
Newmont Mining Corp.	3.00%	2/15/2012	90	118,687

Total				746,437

Professional Services 0.24%
FTI Consulting, Inc.	3.75%	7/15/2012	200	276,500

See Notes to Financial Statements.

13

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value

Semiconductors & Semiconductor Equipment 0.71%
Intel Corp.	2.95%	12/15/2035	$350		$366,187
Xilinx, Inc.	2.625%	6/15/2017	350		446,250

Total					812,437

Software 0.24%
Symantec Corp.	1.00%	6/15/2013	250		279,688

Wireless Telecommunication Services 0.40%
SBA Communications Corp.	4.00%	10/1/2014	300		457,500

Total Convertible Bonds (cost $6,690,585)					6,790,125

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 4.49%

Auto Components 0.02%
Cooper-Standard Holdings, Inc. PIK	7.00%		—	(a)	17,584

Automobiles 0.19%
General Motors Co.	4.75%		7		222,625

Capital Markets 0.66%
AMG Capital Trust I	5.10%		17		754,375

Commercial Banks 0.97%
Fifth Third Bancorp	8.50%		5		639,360
Wells Fargo & Co.	7.50%		—	(a)	474,863

Total					1,114,223

Communications Equipment 0.05%
Lucent Technologies Capital Trust I	7.75%		—	(a)	61,150

Diversified Financial Services 0.43%
Citigroup, Inc.	7.50%		6		487,500

Electric: Utilities 0.55%
NextEra Energy, Inc.	8.375%		13		632,625

Food Products 0.48%
Bunge Ltd.	4.875%		6		555,000

See Notes to Financial Statements.

14

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Shares (000)	Fair Value
Insurance 0.43%
Hartford Financial Services Group, Inc. (The)	7.25%		10	$187,800
MetLife, Inc.	5.00%		5	308,100

Total				495,900

Oil, Gas & Consumable Fuels 0.71%
Apache Corp.	6.00%		15	814,200

Total Convertible Preferred Stocks (cost $5,314,912)				5,155,182

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(d) 0.63%

Diversified Financial Services 0.20%
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	$225	233,531

Software 0.43%
Nuance Communications, Inc. Term Loan C	3.26%	3/31/2016	492	490,220

Total Floating Rate Loans (cost $688,195)				723,751

			Shares (000)
FOREIGN COMMON STOCKS(e) 3.30%

France 0.34%

Automobiles 0.16%
Renault SA			5	185,466

Electrical Equipment 0.18%
Alstom SA			7	206,569

Total France				392,035

Germany 0.72%

Air Freight & Logistics 0.24%
Deutsche Post AG Registered Shares			18	276,270

Household Products 0.25%
Henkel KGaA			6	286,219

See Notes to Financial Statements.

15

Schedule of Investments (continued)

December 31, 2011

Investments			Shares (000)	Fair Value
Software 0.23%
SAP AG			5	$263,346

Total Germany				825,835

Norway 0.31%
Commercial Banks
DnB NOR ASA			37	360,256

Switzerland 1.10%

Chemicals 0.28%
Syngenta AG Registered Shares*			1	322,048

Food Products 0.29%
Nestle SA Registered Shares			6	329,128

Pharmaceuticals 0.53%
Roche Holding Ltd. AG			4	611,174

Total Switzerland				1,262,350

United Kingdom 0.83%

Metals & Mining 0.30%
Anglo American plc			6	212,106
Vedanta Resources plc			9	137,327

Total				349,433

Wireless Telecommunication Services 0.53%
Vodafone Group plc			217	603,820

Total United Kingdom				953,253

Total Foreign Common Stocks (cost $3,999,366)				3,793,729

	Interest Rate	Maturity Date	Principal Amount (000)
HIGH YIELD CORPORATE BONDS 24.68%

Aerospace & Defense 0.09%
Huntington Ingalls Industries, Inc.†	7.125%	3/15/2021	$100	98,500

Airlines 0.28%
United Airlines, Inc.†	9.875%	8/1/2013	315	323,662

See Notes to Financial Statements.

16

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Auto Components 0.05%
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	$49	$54,268

Automobiles 0.49%
Chrysler Group LLC/CG Co-Issuer, Inc.†	8.25%	6/15/2021	200	183,000
TRW Automotive, Inc.†	8.875%	12/1/2017	350	381,500

Total				564,500

Capital Markets 0.69%
Nuveen Investments, Inc.	10.50%	11/15/2015	500	498,750
Raymond James Financial, Inc.	8.60%	8/15/2019	250	290,931

Total				789,681

Chemicals 0.65%
Chemtura Corp.	7.875%	9/1/2018	300	310,500
Dow Chemical Co. (The)	8.55%	5/15/2019	118	154,605
INEOS Group Holdings Ltd. (United Kingdom)†(b)	8.50%	2/15/2016	275	220,000
Lyondell Chemical Co.	8.00%	11/1/2017	53	58,168

Total				743,273

Commercial Banks 0.34%
SVB Financial Group	5.375%	9/15/2020	125	128,281
Zions Bancorporation	7.75%	9/23/2014	250	265,235

Total				393,516

Commercial Services & Supplies 0.81%
First Data Corp.†	8.25%	1/15/2021	224	201,600
First Data Corp.	9.875%	9/24/2015	51	48,195
First Data Corp.	12.625%	1/15/2021	224	196,000
International Lease Finance Corp.	6.25%	5/15/2019	75	69,384
International Lease Finance Corp.	8.25%	12/15/2020	50	50,625
International Lease Finance Corp.	8.75%	3/15/2017	225	232,312
Iron Mountain, Inc.	7.75%	10/1/2019	125	132,656

Total				930,772

Communications Equipment 1.27%
Avaya, Inc.†	7.00%	4/1/2019	300	292,500
Brocade Communications Systems, Inc.	6.625%	1/15/2018	600	627,000
Brocade Communications Systems, Inc.	6.875%	1/15/2020	150	160,500
CommScope, Inc.†	8.25%	1/15/2019	375	376,875

Total				1,456,875

See Notes to Financial Statements.

17

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Construction Materials 0.11%
New Enterprise Stone & Lime Co., Inc.	11.00%		9/1/2018		$150	$123,750

Containers & Packaging 0.98%
AEP Industries, Inc.	8.25%		4/15/2019		250	255,000
Ardagh Packaging Finance plc (Ireland)†(b)	7.375%		10/15/2017		200	203,000
Ardagh Packaging Finance plc (Ireland)†(b)	9.125%		10/15/2020		200	199,000
Crown Cork & Seal Co., Inc.	7.375%		12/15/2026		350	362,250
Sealed Air Corp.†	8.375%		9/15/2021		100	111,000

Total						1,130,250

Diversified Financial Services 1.19%
Capital One Capital VI	8.875%		5/15/2040		400	417,156
New York City Industrial Development Agency†	11.00%		3/1/2029		200	253,796
RBS Global, Inc./Rexnord LLC	8.50%		5/1/2018		250	266,250
RBS Global, Inc./Rexnord LLC	11.75%		8/1/2016		325	342,875
Wachovia Capital Trust III	5.57%	#	—	(f)	100	84,125

Total						1,364,202

Diversified Telecommunication Services 1.37%
Intelsat Luxembourg SA (Luxembourg)(b)	11.25%		6/15/2016		450	436,500
SBA Telecommunications, Inc.	8.25%		8/15/2019		300	327,750
UPCB Finance V Ltd.†	7.25%		11/15/2021		150	152,625
Windstream Corp.	7.00%		3/15/2019		650	659,750

Total						1,576,625

Electric: Utilities 0.09%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.†	11.50%		10/1/2020		125	106,719

Energy Equipment & Services 0.16%
Dresser-Rand Group, Inc.†	6.50%		5/1/2021		75	77,063
Transocean, Inc.	6.375%		12/15/2021		100	106,485

Total						183,548

Food Products 0.28%
Corn Products International, Inc.	4.625%		11/1/2020		125	133,167
Del Monte Corp.	7.625%		2/15/2019		200	193,000

Total						326,167

See Notes to Financial Statements.

18

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Utilities 0.18%
National Fuel Gas Co.	4.90%	12/1/2021	$200	$205,454

Health Care Equipment & Supplies 0.60%
Bausch & Lomb, Inc.	9.875%	11/1/2015	450	474,750
Biomet, Inc.	10.00%	10/15/2017	200	217,000

Total				691,750

Health Care Providers & Services 1.02%
Community Health Systems, Inc.†	8.00%	11/15/2019	100	101,250
Community Health Systems, Inc.	8.875%	7/15/2015	181	187,335
HCA, Inc.	7.50%	2/15/2022	275	281,875
STHI Holding Corp.†	8.00%	3/15/2018	100	103,250
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	250	252,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%	2/1/2018	250	249,375

Total				1,175,585

Hotels, Restaurants & Leisure 1.04%
Caesar’s Entertainment Operating Co., Inc.	5.625%	6/1/2015	200	109,500
Hyatt Hotels Corp.†	5.75%	8/15/2015	355	380,471
Marina District Finance Co., Inc.	9.875%	8/15/2018	300	275,250
River Rock Entertainment Authority (The)	9.00%	11/1/2018	20	16,000
Station Casinos, Inc.(g)	6.50%	2/1/2014	250	25
Wendy’s Co. (The)	10.00%	7/15/2016	150	165,750
Wyndham Worldwide Corp.	5.75%	2/1/2018	150	158,997
Wynn Las Vegas LLC/Capital Corp.	7.75%	8/15/2020	75	83,625

Total				1,189,618

Household Durables 0.05%
Armored AutoGroup, Inc.†	9.25%	11/1/2018	75	58,313

Independent Power Producers & Energy Traders 0.43%
AES Corp. (The)†	7.375%	7/1/2021	120	129,900
AES Corp. (The)	8.00%	10/15/2017	325	359,125

Total				489,025

Industrial Conglomerates 0.26%
Park-Ohio Industries, Inc.	8.125%	4/1/2021	300	297,000

See Notes to Financial Statements.

19

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology Services 0.91%
SunGard Data Systems, Inc.	10.25%		8/15/2015	$1,000	$1,041,250

Internet Software & Services 0.12%
Equinix, Inc.	7.00%		7/15/2021	125	132,187

Leisure Equipment & Products 0.52%
Expedia, Inc.	8.50%		7/1/2016	150	161,788
Speedway Motorsports, Inc.	8.75%		6/1/2016	400	438,000

Total					599,788

Media 1.96%
Affinion Group, Inc.	11.50%		10/15/2015	475	416,812
AMC Networks, Inc.†	7.75%		7/15/2021	150	163,875
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%		4/30/2020	200	220,000
Cumulus Media, Inc.†	7.75%		5/1/2019	200	178,500
DISH DBS Corp.	6.75%		6/1/2021	350	378,875
EH Holding Corp.†	7.625%		6/15/2021	321	338,655
Gray Television, Inc.	10.50%		6/29/2015	150	142,500
Mediacom Communications Corp.	9.125%		8/15/2019	100	106,625
WMG Acquisition Corp.	9.50%		6/15/2016	100	109,000
WMG Acquisition Corp.†	11.50%		10/1/2018	200	199,500

Total					2,254,342

Metals & Mining 0.76%
Arch Coal, Inc.†	7.25%		6/15/2021	300	309,750
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	150	160,139
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	6.875%		2/1/2018	125	120,313
Mirabela Nickel Ltd. (Australia)†(b)	8.75%		4/15/2018	150	135,375
Noranda Aluminum Acquisition Corp. PIK	4.659%	#	5/15/2015	158	147,063

Total					872,640

Multi-Line Retail 0.30%
Macy’s Retail Holdings, Inc.	8.125%		7/15/2015	300	346,639

Multi-Utilities 0.35%
Black Hills Corp.	9.00%		5/15/2014	350	396,808

See Notes to Financial Statements.

20

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil, Gas & Consumable Fuels 4.33%
Antero Resources Finance Corp.†	7.25%	8/1/2019	$150	$154,500
Chaparral Energy, Inc.	8.25%	9/1/2021	500	508,750
Concho Resources, Inc.	7.00%	1/15/2021	150	161,813
CONSOL Energy, Inc.	8.25%	4/1/2020	250	277,500
Continental Resources, Inc.	8.25%	10/1/2019	750	828,750
El Paso Corp.	7.00%	6/15/2017	450	495,293
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	200	205,000
Forest Oil Corp.	7.25%	6/15/2019	200	205,000
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	300	320,591
Kodiak Oil & Gas Corp.†	8.125%	12/1/2019	140	145,250
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	150	156,750
MEG Energy Corp. (Canada)†(b)	6.50%	3/15/2021	200	205,500
Oasis Petroleum, Inc.	6.50%	11/1/2021	100	99,750
Oasis Petroleum, Inc.	7.25%	2/1/2019	275	286,000
OGX Petroleo e Gas Participacoes SA (Brazil)†(b)	8.50%	6/1/2018	225	222,750
SandRidge Energy, Inc.	7.50%	3/15/2021	100	99,750
SM Energy Co.†	6.50%	11/15/2021	100	103,500
SM Energy Co.†	6.625%	2/15/2019	200	209,000
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	250	288,566

Total				4,974,013

Personal Products 0.18%
Elizabeth Arden, Inc.	7.375%	3/15/2021	200	209,000

Pharmaceuticals 0.24%
Aristotle Holding, Inc.†	4.75%	11/15/2021	160	165,889
Mylan, Inc.†	7.625%	7/15/2017	50	54,813
Mylan, Inc.†	7.875%	7/15/2020	50	55,437

Total				276,139

Real Estate Investment Trusts 0.11%
Host Hotels & Resorts LP	6.375%	3/15/2015	125	127,813

Real Estate Management & Development 0.34%
ProLogis	6.875%	3/15/2020	350	389,230

See Notes to Financial Statements.

21

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Road & Rail 0.24%
Florida East Coast Railway Corp.	8.125%	2/1/2017	$225	$223,312
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.125%	6/15/2021	50	51,875

Total				275,187

Semiconductors & Semiconductor Equipment 0.09%
Sensata Technologies BV (Netherlands)†(b)	6.50%	5/15/2019	100	99,250

Specialty Retail 0.54%
Brookstone Co., Inc.†	13.00%	10/15/2014	196	157,535
Limited Brands, Inc.	8.50%	6/15/2019	400	468,000

Total				625,535

Textiles, Apparel & Luxury Goods 0.27%
Polymer Group, Inc.†	7.75%	2/1/2019	300	312,000

Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011	275	715

Tobacco 0.11%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	9.25%	5/15/2018	125	120,313

Transportation Infrastructure 0.12%
Asciano Finance Ltd. (Australia)†(b)	4.625%	9/23/2020	150	141,013

Wireless Telecommunication Services 0.76%
Intelsat Jackson Holdings SA (Luxembourg)†(b)	7.50%	4/1/2021	200	202,750
Intelsat Jackson Holdings SA (Luxembourg)(b)	11.25%	6/15/2016	100	105,312
Sprint Capital Corp.	6.90%	5/1/2019	350	289,625
Wind Acquisition Finance SA (Italy)†(b)	11.75%	7/15/2017	310	279,000

Total				876,687

Total High Yield Corporate Bonds (cost $28,120,784)				28,343,602

			Shares (000)
PREFERRED STOCK 0.01%
Thrifts & Mortgage Finance
Fannie Mae* (cost $213,465)	Zero Coupon		9	11,730

See Notes to Financial Statements.

22

Schedule of Investments (concluded)

December 31, 2011

Investments	Exercise Price	Expiration Date	Shares (000)		Fair Value
WARRANTS 0.03%

Auto Components 0.01%
Cooper-Standard Holdings, Inc.*	$27.33	11/27/2017	—	(a)	$5,734

Media 0.02%
Charter Communications, Inc.*	46.86	11/30/2014	1		22,150

Total Warrants (cost $8,558)					27,884

Total Long-Term Investments (cost $100,880,658)					108,704,961

			Principal Amount (000)
SHORT-TERM INVESTMENT 4.84%
Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $5,680,000 of Federal Home Loan Mortgage Corp. at 0.625% due 12/23/2013; value: $5,672,900; proceeds: $5,557,751 (cost $5,557,745)			$5,558		5,557,745

Total Investments in Securities 99.49% (cost $106,438,403)					114,262,706

Cash, Foreign Cash and Assets in Excess of Liabilities 0.51%					591,104

Net Assets 100.00%					$114,853,810

ADR	American Depositary Receipt.
PIK	Payment-in-kind.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2011.
(a)	Amount is less than 1,000 shares.
(b)	Foreign security traded in U.S. dollars.
(c)	Contingent Value Right entitles the holder to receive cash payments if specified milestones are achieved.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at December 31, 2011.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted security.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $106,438,403)	$114,262,706
Foreign cash, at value (cost $70,067)	71,294
Receivables:
Interest and dividends	769,988
Capital shares sold	8,138
From advisor (See Note 3)	7,713
Investment securities sold	1,234
Prepaid expenses	887
Total assets	115,121,960
LIABILITIES:
Payables:
Capital shares reacquired	100,504
Management fee	72,816
Directors’ fees	9,710
Fund administration	3,884
Accrued expenses and other liabilities	81,236
Total liabilities	268,150
NET ASSETS	$114,853,810
COMPOSITION OF NET ASSETS:
Paid-in capital	$122,515,934
Distributions in excess of net investment income	(85,155)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(15,401,915)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,824,946
Net Assets	$114,853,810
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	8,813,304
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.03

See Notes to Financial Statements.

24

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $30,268)	$1,969,372
Interest and other	2,609,079
Total investment income	4,578,451
Expenses:
Management fee	914,389
Shareholder servicing	444,173
Fund administration	48,767
Professional	46,282
Reports to shareholders	30,690
Custody	10,001
Directors’ fees	3,936
Other	2,847
Gross expenses	1,501,085
Expense reductions (See Note 7)	(119)
Management fee waived (See Note 3)	(98,903)
Net expenses	1,402,063
Net investment income	3,176,388
Net realized and unrealized gain (loss):
Net realized gain on investments, futures contracts and foreign currency related transactions	4,855,724
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(7,709,712)
Net realized and unrealized loss	(2,853,988)
Net Increase in Net Assets Resulting From Operations	$322,400

See Notes to Financial Statements.

25

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$3,176,388	$3,246,520
Net realized gain on investments, futures contracts and foreign currency related transactions	4,855,724	2,431,321
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(7,709,712)	10,706,589
Net increase in net assets resulting from operations	322,400	16,384,430
Distributions to shareholders from:
Net investment income	(3,289,792)	(3,354,425)
Capital share transactions (See Note 10):
Proceeds from sales of shares	11,554,339	9,867,715
Reinvestment of distributions	3,289,792	3,354,423
Cost of shares reacquired	(21,415,244)	(18,623,836)
Net decrease in net assets resulting from capital share transactions	(6,571,113)	(5,401,698)
Net increase (decrease) in net assets	(9,538,505)	7,628,307
NET ASSETS:
Beginning of year	$124,392,315	$116,764,008
End of year	$114,853,810	$124,392,315
Distributions in excess of net investment income	$(85,155)	$(131,747)

See Notes to Financial Statements.

26

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.39	$11.98	$10.02	$14.79	$15.28

Investment operations:

Net investment income(a)	.35	.34	.38	.49	.47

Net realized and unrealized gain (loss)	(.33)	1.44	1.97	(4.41)	.02

Total from investment operations	.02	1.78	2.35	(3.92)	.49

Distributions to shareholders from:

Net investment income	(.38)	(.37)	(.39)	(.53)	(.48)

Net realized gain	–	–	–	(.32)	(.50)

Total distributions	(.38)	(.37)	(.39)	(.85)	(.98)

Net asset value, end of year	$13.03	$13.39	$11.98	$10.02	$14.79

Total Return(b)	.19%	14.77%	23.41%	(26.19)%	3.16%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.14%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.14%	1.14%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.23%	1.24%	1.27%	1.29%	1.20%

Net investment income	2.61%	2.76%	3.52%	3.83%	2.92%

Supplemental Data:
Net assets, end of year (000)	$114,854	$124,392	$116,764	$92,578	$128,675

Portfolio turnover rate	22.48%	35.78%	54.60%	69.31%	28.41%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

27

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Capital Structure Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

28

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of December 31, 2011, the Fund had no open futures contracts.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

29

Notes to Financial Statements (continued)

(i)	When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2011, the Fund had no unfunded loan commitments.

(k)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

30

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$63,727,853	$127,505	$–	$63,855,358
Contingent Value Right	3,600	–	–	3,600
Convertible Bonds	–	6,790,125	–	6,790,125
Convertible Preferred Stocks	3,292,210	1,862,972	–	5,155,182
Floating Rate Loans	–	723,751	–	723,751
Foreign Common Stocks	3,793,729	–	–	3,793,729
High Yield Corporate Bonds	–	28,343,577	25	28,343,602
Preferred Stock	11,730	–	–	11,730
Warrants	–	27,884	–	27,884
Repurchase Agreement	–	5,557,745	–	5,557,745
Total	$70,829,122	$43,433,559	$25	$114,262,706

*	See Schedule of Investments for fair values in each industry.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds
Balance as of January 1, 2011	$–
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	–
Sales	–
Net transfers in or out of Level 3	25
Balance as of December 31, 2011	$25

31

Notes to Financial Statements (continued)

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2011 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Amounts of $(19,482) and $(89,573) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 8. As of December 31, 2011 the Fund had no open future contracts.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .67% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $426,715 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

32

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$3,289,792	$3,354,425
Total distributions paid	$3,289,792	$3,354,425

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(15,283,606)
Temporary differences	(9,709)
Unrealized gains—net	7,631,191
Total accumulated losses—net	$(7,662,124)

*	As of December 31, 2011, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$4,537,880	$10,745,726	$15,283,606

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

33

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$106,632,158
Gross unrealized gain	15,365,082
Gross unrealized loss	(7,734,534)
Net unrealized security gain	$7,630,548

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization, wash sales and certain securities.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$159,996	$(155,149)	$(4,847)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, certain distributions, and foreign currency transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$26,908,061	$38,861,969

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

34

Notes to Financial Statements (continued)

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund’s equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund’s assessment of a company’s value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund’s fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield debt securities (sometimes called “lower-rated debt securities” or “junk bonds”) in which the Fund may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

The Fund may invest up to 20% of its assets in foreign securities that primarily are traded outside the U.S. The Fund’s exposure to foreign companies (and ADRs) presents increased market, liquidity, currency, political and other risks. The Fund may invest up to 15% of its net assets in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value

35

Notes to Financial Statements (concluded)

of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	850,846	797,596
Reinvestment of distributions	254,681	251,090
Shares reacquired	(1,584,609)	(1,499,567)
Decrease	(479,082)	(450,881)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

36

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Capital Structure Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Capital Structure Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting

Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Structure Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

37

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009-2010) and Adelphia Communications Inc. (2003-2007).

38

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years;

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991-2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991-2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004-2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004-2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004-2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003-2007).

39

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

40

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004-2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005-2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000–2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

41

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999-2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004-2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005-2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

42

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

51.33% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 42.51% of the ordinary income distributions qualified for the dividends received deduction.

43

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Capital Structure Portfolio

SFCS-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Classic Stock Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -8.15%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 1.50% over the same period.

During the 12-month period, the global economic and geopolitical environment contributed to the erosion of business and consumer confidence in the economy, which resulted in the sell-off of the market following Standard & Poor’s downgrade of U.S. government debt in August 2011. The continuing challenges involving European sovereign debt and the failure of the supercommittee in the U.S. Congress created additional market uncertainty. Despite these challenges, positive economic reports have eased investors’ fears of a double-dip recession in the United States. The renewed belief that the U.S. economy would progress slowly, yet positively, encouraged investors to return to the equity market, resulting in an equity market rally during October. Equity markets again reacted positively toward the end of the year to news that

1

coordinated efforts by the world’s central banks, including the European Central Bank and the U.S. Federal Reserve, have eased liquidity pressures on European banks.

Stock selection within the consumer discretionary and financials sectors detracted from the Fund’s performance. Within consumer discretionary, cruise company Carnival Corp., hotel operator Marriott International, Inc., and casino operator MGM Mirage, Inc. were among the largest detracting holdings. Carnival Corp. suffered as high fuel costs cut into its revenue, and itineraries were forced to change due to the unrest in the Middle East and North Africa. Marriott International, Inc. and MGM Mirage, Inc. were hurt by investors’ concerns that consumers would cut back on spending due to the uncertain economic environment. Bank of America Corp., a diversified financials services company, was among the largest detracting holdings. Bank of America Corp. was hurt by concerns over news of legal claims related to mortgage losses and questions surrounding the need to raise capital to meet tightening global banking regulations.

The Fund’s performance benefited from an underweight position within the telecommunications services sector and an overweight position within the energy sector. In addition, select holdings contributed to Fund performance, including technology company Apple Inc., aerospace and defense supplier Goodrich Corp., and railroad operator Union Pacific Corp. Apple Inc. benefited from success in the smartphone market, with its iPhone products, and success in the tablet market, with its iPad products. Goodrich Corp. benefited from high demand for its aircraft equipment from large commercial aircraft manufacturers and news that the company would be acquired at a significant premium. Union Pacific Corp. benefited from increased volumes within shipments of automotive, industrial, energy, and chemical products, and from cost recoveries resulting from slower than expected growth in fuel prices.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

2

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the Commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Years	Life of Class
Class VC2	-8.15%	0.01%	3.15%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 29, 2005.

2    The Class VC shares commenced operations and performance for the Class began on April 29, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$916.30	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	10.21%
Consumer Staples	8.20%
Energy	12.62%
Financials	13.57%
Health Care	11.00%
Industrials	12.08%
Information Technology	19.78%
Materials	6.85%
Telecommunication Services	2.88%
Utilities	1.44%
Short-Term Investment	1.37%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.67%

Aerospace & Defense 4.25%
Boeing Co. (The)	2,719	$199
Goodrich Corp.	2,678	331
Honeywell International, Inc.	4,332	236
Precision Castparts Corp.	1,727	285
United Technologies Corp.	4,725	345

Total		1,396

Automobiles 0.62%
Ford Motor Co.*	18,870	203

Beverages 2.36%
Coca-Cola Co. (The)	4,790	335
PepsiCo, Inc.	6,665	442

Total		777

Biotechnology 0.79%
Celgene Corp.*	1,540	104
Gilead Sciences, Inc.*	2,005	82
Human Genome Sciences, Inc.*	9,827	73

Total		259

Capital Markets 3.06%
Franklin Resources, Inc.	521	50
Goldman Sachs Group, Inc. (The)	4,443	402
Morgan Stanley	12,768	193
State Street Corp.	1,984	80
T. Rowe Price Group, Inc.	4,903	279

Total		1,004

Chemicals 4.79%
Celanese Corp. Series A	5,281	234
CF Industries Holdings, Inc.	586	85
Dow Chemical Co. (The)	12,231	352
E.I. du Pont de Nemours & Co.	3,651	167
LyondellBasell Industries NV Class A (Netherlands)(a)	3,724	121
Monsanto Co.	3,908	$274
Mosaic Co. (The)	5,368	270
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	1,695	70

Total		1,573

Commercial Banks 4.56%
Fifth Third Bancorp	15,894	202
PNC Financial Services Group, Inc. (The)	4,887	282
Regions Financial Corp.	24,386	105
SunTrust Banks, Inc.	6,201	110
U.S. Bancorp	10,970	297
Wells Fargo & Co.	18,294	504

Total		1,500

Communications Equipment 2.41%
Cisco Systems, Inc.	8,520	154
QUALCOMM, Inc.	11,656	638

Total		792

Computers & Peripherals 7.03%
Apple, Inc.*	3,970	1,608
Dell, Inc.*	18,801	275
EMC Corp.*	15,367	331
Hewlett-Packard Co.	3,761	97

Total		2,311

Construction & Engineering 0.62%
Fluor Corp.	4,085	205

Consumer Finance 1.08%
Capital One Financial Corp.	8,423	356

Diversified Financial Services 2.14%
Bank of America Corp.	17,592	98
Citigroup, Inc.	6,283	165
JPMorgan Chase & Co.	13,212	439

Total		702

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.88%
AT&T, Inc.	11,835	$358
CenturyLink, Inc.	6,836	254
Verizon Communications, Inc.	8,309	334

Total		946

Electric: Utilities 0.68%
NextEra Energy, Inc.	1,955	119
Progress Energy, Inc.	1,867	105

Total		224

Electrical Equipment 1.15%
Emerson Electric Co.	8,086	377

Electronic Equipment, Instruments & Components 0.37%
Corning, Inc.	9,288	121

Energy Equipment & Services 2.23%
National Oilwell Varco, Inc.	2,031	138
Schlumberger Ltd.	6,965	476
Weatherford International Ltd. (Switzerland)*(a)	8,202	120

Total		734

Food & Staples Retailing 1.12%
CVS Caremark Corp.	7,151	292
Wal-Mart Stores, Inc.	1,257	75

Total		367

Food Products 0.97%
Kellogg Co.	6,309	319

Health Care Equipment & Supplies 1.00%
Baxter International, Inc.	6,624	328

Health Care Providers & Services 2.65%
Express Scripts, Inc.*	8,552	382
UnitedHealth Group, Inc.	8,327	422
WellPoint, Inc.	1,009	$67

Total		871

Health Care Technology 0.46%
SXC Health Solutions Corp.*	2,665	150

Hotels, Restaurants & Leisure 3.25%
Carnival Corp.	4,251	139
Hyatt Hotels Corp. Class A*	3,888	146
Marriott International, Inc. Class A	3,855	112
MGM Resorts International*	25,745	269
Starwood Hotels & Resorts Worldwide, Inc.	3,005	144
Wynn Resorts Ltd.	2,343	259

Total		1,069

Household Products 2.93%
Colgate-Palmolive Co.	3,636	336
Procter & Gamble Co. (The)	9,415	628

Total		964

Industrial Conglomerates 1.13%
General Electric Co.	20,787	372

Information Technology Services 0.51%
MasterCard, Inc. Class A	448	167

Insurance 1.90%
Chubb Corp. (The)	2,786	193
MetLife, Inc.	6,114	191
Prudential Financial, Inc.	4,794	240

Total		624

Internet & Catalog Retail 0.13%
Amazon.com, Inc.*	247	43

Internet Software & Services 3.26%
Google, Inc. Class A*	1,272	822
Monster Worldwide, Inc.*	31,278	248

Total		1,070

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Machinery 2.10%
Caterpillar, Inc.	1,752	$159
Dover Corp.	3,653	212
Eaton Corp.	2,655	115
PACCAR, Inc.	5,421	203

Total		689

Media 2.35%
Interpublic Group of Cos., Inc. (The)	32,754	318
Time Warner, Inc.	6,557	237
Walt Disney Co. (The)	5,779	217

Total		772

Metals & Mining 2.07%
Freeport-McMoRan Copper & Gold, Inc.	7,708	284
Newmont Mining Corp.	2,374	142
Reliance Steel & Aluminum Co.	2,316	113
United States Steel Corp.	5,319	141

Total		680

Multi-Line Retail 0.67%
Macy’s, Inc.	3,045	98
Target Corp.	2,415	124

Total		222

Multi-Utilities 0.76%
Dominion Resources, Inc.	2,762	147
PG&E Corp.	2,482	102

Total		249

Oil, Gas & Consumable Fuels 10.39%
Anadarko Petroleum Corp.	3,809	291
Apache Corp.	2,174	197
Cabot Oil & Gas Corp.	1,384	105
Chevron Corp.	5,085	541
Continental Resources, Inc.*	2,613	174
Devon Energy Corp.	1,883	117

Investments	Shares	Fair Value (000)
EOG Resources, Inc.	909	$90
EQT Corp.	1,248	68
Exxon Mobil Corp.	8,304	704
Hess Corp.	5,341	303
Noble Energy, Inc.	1,126	106
Occidental Petroleum Corp.	2,732	256
Range Resources Corp.	1,209	75
Southwestern Energy Co.*	2,722	87
Suncor Energy, Inc. (Canada)(a)	10,408	300

Total		3,414

Pharmaceuticals 6.10%
Abbott Laboratories	4,654	262
Johnson & Johnson	10,466	686
Merck & Co., Inc.	9,873	372
Pfizer, Inc.	31,690	686

Total		2,006

Real Estate Investment Trusts 0.84%
Host Hotels & Resorts, Inc.	18,653	275

Road & Rail 2.83%
Hertz Global Holdings, Inc.*	18,577	218
Union Pacific Corp.	6,718	711

Total		929

Semiconductors & Semiconductor Equipment 2.28%
Broadcom Corp. Class A*	3,737	110
Intel Corp.	13,366	324
Micron Technology, Inc.*	25,458	160
Texas Instruments, Inc.	5,308	154

Total		748

Software 3.94%
Activision Blizzard, Inc.	1,256	15
Adobe Systems, Inc.*	9,472	268
Microsoft Corp.	20,040	520
Oracle Corp.	9,792	251
VMware, Inc. Class A*	2,881	240

Total		1,294

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	Fair Value (000)
Specialty Retail 2.58%
Dick’s Sporting Goods, Inc.	12,200	$450
Home Depot, Inc. (The)	9,435	397

Total		847

Textiles, Apparel & Luxury Goods 0.61%
Coach, Inc.	2,114	129
PVH Corp.	1,029	73

Total		202

Tobacco 0.82%
Altria Group, Inc.	9,082	269

Total Common Stocks (cost $29,321,836)		32,420

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.37%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $425,000 of a U.S. Treasury Note at 4.25% due 11/15/2013; value: $458,469; proceeds: $448,666 (cost $448,665)	$449	449

Total Investments in Securities 100.04% (cost $29,770,501)		32,869

Liabilities in Excess of Other Assets (0.04)%		(13)

Net Assets 100.00%		$32,856

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $29,770,501)	$32,868,580
Receivables:
Interest and dividends	45,366
Investment securities sold	32,725
Capital shares sold	28,001
From advisor (See Note 3)	8,563
Prepaid expenses	278
Total assets	32,983,513
LIABILITIES:
Payables:
Capital shares reacquired	35,619
Management fee	19,417
Directors’ fees	2,131
Fund administration	1,110
Accrued expenses and other liabilities	69,041
Total liabilities	127,318
NET ASSETS	$32,856,195
COMPOSITION OF NET ASSETS:
Paid-in capital	$32,050,672
Distributions in excess of net investment income	(2,135)
Accumulated net realized loss on investments	(2,290,421)
Net unrealized appreciation on investments	3,098,079
Net Assets	$32,856,195
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,931,103
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.21

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $3,609)	$574,635
Interest	112
Total investment income	574,747
Expenses:
Management fee	237,647
Shareholder servicing	129,136
Professional	38,433
Reports to shareholders	15,903
Fund administration	13,580
Custody	4,140
Directors’ fees	1,103
Other	750
Gross expenses	440,692
Expense reductions (See Note 7)	(33)
Management fee waived (See Note 3)	(118,138)
Net expenses	322,521
Net investment income	252,226
Net realized and unrealized gain (loss):
Net realized gain on investments	756,963
Net change in unrealized appreciation/depreciation on investments	(3,856,633)
Net realized and unrealized loss	(3,099,670)
Net Decrease in Net Assets Resulting From Operations	$(2,847,444)

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$252,226	$134,106
Net realized gain on investments	756,963	480,924
Net change in unrealized appreciation/depreciation on investments	(3,856,633)	3,755,984
Net increase (decrease) in net assets resulting from operations	(2,847,444)	4,371,014
Distributions to shareholders from:
From net investment income	(251,735)	(135,603)
Capital share transactions (See Note 10):
Proceeds from sales of shares	7,175,511	7,047,781
Reinvestment of distributions	251,735	135,603
Cost of shares reacquired	(6,818,318)	(5,345,554)
Net increase in net assets resulting from capital share transactions	608,928	1,837,830
Net increase (decrease) in net assets	(2,490,251)	6,073,241
NET ASSETS:
Beginning of year	$35,346,446	$29,273,205
End of year	$32,856,195	$35,346,446
Distributions in excess of net investment income	$(2,135)	$(1,644)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.30	$10.82	$8.68	$12.89	$12.14

Investment operations:

Net investment income(a)	.09	.05	.08	.12	.09

Net realized and unrealized gain (loss)	(1.09)	1.48	2.13	(4.16)	1.21

Total from investment operations	(1.00)	1.53	2.21	(4.04)	1.30

Distributions to shareholders from:

Net investment income	(.09)	(.05)	(.07)	(.10)	(.08)

Net realized gain	–	–	–	(.07)	(.47)

Total distributions	(.09)	(.05)	(.07)	(.17)	(.55)

Net asset value, end of year	$ 11.21	$12.30	$10.82	$8.68	$12.89

Total Return(b)	(8.15)%	14.12%	25.50%	(31.28)%	10.68%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.95%	.99%	1.10%	1.10%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.95%	.95%	.99%	1.10%	1.10%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.30%	1.31%	1.49%	1.49%	1.45%

Net investment income	.74%	.43%	.82%	1.08%	.72%

Supplemental Data:
Net assets, end of year (000)	$32,856	$35,346	$29,273	$19,471	$21,199

Portfolio turnover rate	27.01%	21.65%	54.63%	40.08%	42.46%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

16

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$32,420	$–	$–	$32,420
Repurchase Agreement	–	449	–	449
Total	$32,420	$449	$–	$32,869

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.95%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

17

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $118,823 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$251,735	$135,603
Total distributions paid	$251,735	$135,603

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforward*	$(1,814,884)
Temporary differences	(78,269)
Unrealized gains - net	2,698,676
Total accumulated gains - net	$805,523

*	As of December 31, 2011, the Fund had a capital loss carryforward of $1,814,884 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $4 and post-October capital losses of $76,134 during fiscal 2011.

18

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$30,169,904
Gross unrealized gain	4,584,279
Gross unrealized loss	(1,885,603)
Net unrealized security gain	$2,698,676

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ (982)	$1,147	$(165)

The permanent differences are attributable to the tax treatment of certain distributions paid, certain securities, and foreign currency transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$10,118,047	$8,999,158

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

19

Notes to Financial Statements (concluded)

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and American Depositary Receipts), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	609,543	643,063
Reinvestment of distributions	22,782	11,041
Shares reacquired	(575,906)	(485,228)
Increase	56,419	168,876

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007).
Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the eight-month and one-year periods, the fourth quintile for the three-year period, and the second quintile for the five-year period. The Board also observed that the Fund’s investment performance was lower than that of the Lipper Variable Underlying Funds Large-Cap Core Index for the eight-month, one-year, and three-year periods and higher than that of the Index for the five-year period.

27

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately twenty-three basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately nine basis points below the median of the peer group. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 0.95% and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

28

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Classic Stock Portfolio

SFCLASS-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Developing Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -2.14%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned -2.91% over the same period.

Despite increased volatility and a sharp equity market downturn in the third quarter of 2011, most broad equity indexes finished the 12-month period in positive territory. The year’s performance was helped by a record-setting October 2011 — a month that saw the S&P 500® Index post its best monthly return since December 1991. In November 2011, however, markets again sold off on the weight of Europe’s ongoing debt crisis and continued concerns with the inability of U.S. lawmakers to compromise on domestic debt. Over the 12-month period, larger capitalization investments generally performed better than smaller capitalization investments, and growth oriented investments generally performed better than value oriented investments.

Stock selection within the industrials sector contributed to the Fund’s performance during the period. Chart

1

Industries, Inc., a global manufacturer of equipment used in the production, storage, and end-use of hydrocarbon and industrial gases, saw its shares rise during the year as the demand for natural gas has continued to grow. Westport Innovations, Inc., a developer of technology for natural gas engines, saw its shares rise following continued government support for vehicles running on natural gas. Stock selection within the information technology sector also contributed to Fund performance during the period. Shares of IPG Photonics Corp., a developer of lasers and amplifiers used in materials processing, rose as the company’s higher-efficiency and lower-cost lasers allowed it to grow earnings faster than competition during the period. NetSuite Inc., provider of cloud-based business management software, saw shares rise during the period on takeover speculation.

Both our underweight and stock selection within the consumer staples sector detracted from the Fund’s performance during the period. The Boston Beer Company, Inc., a provider of craft-brewed beer and cider products, saw its shares fall on competitive pressure and higher costs for ingredients. Stock selection within the health care sector also detracted from Fund performance during the period. Epocrates, Inc., a provider of mobile drug reference tools to health care professionals, saw its shares decline during the period following regulatory delays that led to lower guidance and an earnings report that fell below analyst expectations. Salix Pharmaceuticals Ltd., a maker of medicines for gastrointestinal disorders, also saw its shares decline on difficulties obtaining approval for a major drug. Shares of ZOLL Medical Corporation, a manufacturer of cardiac resuscitation equipment, experienced a decline on the possibility that reimbursement rates would be reduced for its wearable resuscitation device.

1  The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During each period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer

2

own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	Life of Class
Class VC2	-2.14%	12.45%

1     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 30, 2010.

2     The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$868.40	$4.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	10.82%
Consumer Staples	0.78%
Energy	8.80%
Financials	10.64%
Health Care	15.79%
Industrials	18.17%
Information Technology	33.51%
Materials	1.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	Fair Value
COMMON STOCKS 109.25%

Aerospace & Defense 3.81%
BE Aerospace, Inc.*	91	$3,523
HEICO Corp.	24	1,403
Hexcel Corp.*	167	4,043

Total		8,969

Automobiles 1.07%
Tesla Motors, Inc.*	88	2,513

Biotechnology 6.67%
Amarin Corp. plc ADR*	173	1,296
BioMarin Pharmaceutical, Inc.*	81	2,785
Cepheid, Inc.*	39	1,342
Cubist Pharmaceuticals, Inc.*	122	4,834
Genomic Health, Inc.*	81	2,056
Incyte Corp.*	45	675
Onyx Pharmaceuticals, Inc.*	62	2,725

Total		15,713

Capital Markets 2.99%
Cohen & Steers, Inc.	40	1,156
Financial Engines, Inc.*	197	4,399
WisdomTree Investments, Inc.*	244	1,476

Total		7,031

Chemicals 0.82%
Koppers Holdings, Inc.	56	1,924

Commercial Banks 4.58%
Bank of the Ozarks, Inc.	92	2,726
Home BancShares, Inc.	55	1,425
Signature Bank*	43	2,580
SVB Financial Group*	41	1,955
Texas Capital Bancshares, Inc.*	69	2,112

Total		10,798

Commercial Services & Supplies 3.29%
Clean Harbors, Inc.*	88	$5,608
Higher One Holdings, Inc.*	116	2,139

Total		7,747

Communications Equipment 2.54%
Acme Packet, Inc.*	21	649
Aruba Networks, Inc.*	147	2,722
Riverbed Technology, Inc.*	111	2,609

Total		5,980

Computers & Peripherals 2.93%
Fortinet, Inc.*	147	3,206
Fusion-io, Inc.*	78	1,888
Synaptics, Inc.*	60	1,809

Total		6,903

Construction & Engineering 0.57%
MYR Group, Inc.*	70	1,340

Consumer Finance 0.81%
Green Dot Corp. Class A*	61	1,904

Diversified Consumer Services 0.26%
K12, Inc.*	34	610

Diversified Financial Services 1.18%
MarketAxess Holdings, Inc.	92	2,770

Electrical Equipment 0.24%
Polypore International, Inc.*	13	572

Electronic Equipment, Instruments & Components 4.60%
Cognex Corp.	70	2,505
FARO Technologies, Inc.*	88	4,048
IPG Photonics Corp.*	7	237
Maxwell Technologies, Inc.*	129	2,095
Universal Display Corp.*	53	1,945

Total		10,830

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value
Energy Equipment & Services 3.55%
C&J Energy Services, Inc.*	198	$4,144
CARBO Ceramics, Inc.	19	2,343
Lufkin Industries, Inc.	28	1,885

Total		8,372

Food & Staples Retailing 0.86%
PriceSmart, Inc.	29	2,018

Health Care Equipment & Supplies 5.38%
Align Technology, Inc.*	168	3,986
DexCom, Inc.*	73	680
Endologix, Inc.*	364	4,179
Insulet Corp.*	73	1,374
NxStage Medical, Inc.*	30	533
Tornier NV (Netherlands)*(a)	69	1,242
ZELTIQ Aesthetics, Inc.*	60	682

Total		12,676

Health Care Providers & Services 1.49%
HMS Holdings Corp.*	110	3,518

Health Care Technology 2.30%
athenahealth, Inc.*	26	1,277
HealthStream, Inc.*	80	1,476
SXC Health Solutions Corp.*	47	2,655

Total		5,408

Hotels, Restaurants & Leisure 1.73%
BJ’s Restaurants, Inc.*	50	2,266
Peet’s Coffee & Tea, Inc.*	29	1,818

Total		4,084

Household Durables 1.75%
iRobot Corp.*	80	2,388
SodaStream International Ltd. (Israel)*(a)	32	1,046
Tempur-Pedic International, Inc.*	13	683

Total		4,117

Information Technology Services 1.06%
ServiceSource International, Inc.*	159	$2,495

Internet & Catalog Retail 0.09%
Shutterfly, Inc.*	9	205

Internet Software & Services 9.65%
Angie’s List, Inc.*	109	1,755
Bankrate, Inc.*	203	4,364
Carbonite, Inc.*	37	411
Cornerstone OnDemand, Inc.*	114	2,079
DealerTrack Holdings, Inc.*	79	2,154
Liquidity Services, Inc.*	97	3,579
LivePerson, Inc.*	184	2,309
MercadoLibre, Inc. (Argentina)(a)	44	3,500
Responsys, Inc.*	174	1,547
Vocus, Inc.*	47	1,038

Total		22,736

Life Sciences Tools & Services 0.58%
Luminex Corp.*	64	1,359

Machinery 7.84%
Chart Industries, Inc.*	59	3,190
Middleby Corp. (The)*	36	3,386
RBC Bearings, Inc.*	79	3,294
Robbins & Myers, Inc.	99	4,807
Westport Innovations, Inc. (Canada)*(a)	114	3,789

Total		18,466

Metals & Mining 0.81%
Materion Corp.*	52	1,263
Molycorp, Inc.*	27	647

Total		1,910

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 6.06%
Golar LNG Ltd.	77	$3,422
Kodiak Oil & Gas Corp.*	606	5,757
Oasis Petroleum, Inc.*	88	2,560
Rex Energy Corp.*	171	2,524

Total		14,263

Pharmaceuticals 0.83%
Medicines Co. (The)*	105	1,957

Professional Services 2.01%
Advisory Board Co. (The)*	18	1,336
CoStar Group, Inc.*	51	3,403

Total		4,739

Real Estate Management & Development 1.19%
Altisource Portfolio Solutions SA (Luxembourg)*(a)	56	2,810

Road & Rail 2.09%
Genesee & Wyoming, Inc. Class A*	65	3,938
Zipcar, Inc.*	73	979

Total		4,917

Semiconductors & Semiconductor Equipment 3.26%
Cavium, Inc.*	71	2,019
Cypress Semiconductor Corp.*	124	2,094
Intermolecular, Inc.*	71	609
Silicon Laboratories, Inc.*	38	1,650
Teradyne, Inc.*	95	1,295

Total		7,667

Software 12.57%
Ariba, Inc.*	101	2,836
BroadSoft, Inc.*	57	1,721
CommVault Systems, Inc.*	57	2,435
Concur Technologies, Inc.*	41	2,082
Imperva, Inc.*	28	975
Jive Software, Inc.*	60	960
NetSuite, Inc.*	99	$4,015
SolarWinds, Inc.*	147	4,109
Sourcefire, Inc.*	84	2,720
SS&C Technologies Holdings, Inc.*	55	993
Synchronoss Technologies, Inc.*	153	4,622
Taleo Corp. Class A*	55	2,128

Total		29,596

Specialty Retail 4.63%
Dick’s Sporting Goods, Inc.	55	2,028
Hibbett Sports, Inc.*	48	2,169
Monro Muffler Brake, Inc.	67	2,599
Teavana Holdings, Inc.*	31	582
ULTA Salon, Cosmetics & Fragrance, Inc.*	37	2,402
Vitamin Shoppe, Inc.*	28	1,117

Total		10,897

Textiles, Apparel & Luxury Goods 2.29%
Steven Madden Ltd.*	77	2,657
True Religion Apparel, Inc.*	40	1,383
Under Armour, Inc. Class A*	19	1,364

Total		5,404

Thrifts & Mortgage Finance 0.87%
Ocwen Financial Corp.*	142	2,056

Total Investments in Common Stocks 109.25% (cost $246,575)		257,274

Liabilities in Excess of Cash and Other Assets (9.25)%		(21,785)

Net Assets 100.00%		$235,489

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $246,575)	$257,274
Cash	13,687
Receivables:
From advisor (See Note 3)	7,833
Investment securities sold	312
Dividends	15
Total assets	279,121
LIABILITIES:
Payables:
Investment securities purchased	549
Management fee	150
Directors’ fees	9
Fund administration	8
Accrued expenses and other liabilities	42,916
Total liabilities	43,632
NET ASSETS	$235,489
COMPOSITION OF NET ASSETS:
Paid-in capital	$225,280
Accumulated net investment loss	(73)
Accumulated net realized loss on investments	(417)
Net unrealized appreciation on investments	10,699
Net Assets	$235,489
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	15,014
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.68

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends	$351
Total investment income	351
Expenses:
Professional	36,946
Custody	18,369
Reports to shareholders	13,803
Management fee	1,858
Fund administration	99
Shareholder servicing	22
Directors’ fees	8
Other	3,162
Gross expenses	74,267
Management fee waived and expenses reimbursed (See Note 3)	(72,038)
Net expenses	2,229
Net investment loss	(1,878)
Net realized and unrealized gain (loss):
Net realized gain on investments	29,105
Net change in unrealized appreciation/depreciation on investments	(32,354)
Net realized and unrealized loss	(3,249)
Net Decrease in Net Assets Resulting From Operations	$(5,127)

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Period Ended December 31, 2010*
Operations:
Net investment loss	$(1,878)	$(991)
Net realized gain (loss) on investments	29,105	(1,477)
Net change in unrealized appreciation/depreciation on investments	(32,354)	43,053
Net increase (decrease) in net assets resulting from operations	(5,127)	40,585
Distributions to shareholders from:
From net realized gains	(26,235)	–
Capital share transactions (See Note 10):
Proceeds from sales of shares	–	200,031
Reinvestment of distributions	26,235	–
Net increase in net assets resulting from capital share transactions	26,235	200,031
Net increase (decrease) in net assets	(5,127)	240,616
NET ASSETS:
Beginning of period	$240,616	$–
End of period	$235,489	$240,616
Accumulated net investment loss	$(73)	$(5)

*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31/2011	4/23/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$18.04	$15.00

Investment operations:

Net investment loss(b)		–	(c)

Net realized and unrealized loss		(.49)

Total from investment operations		(.49)

Net asset value, on SEC Effective Date, 5/1/2010		$14.51

Investment operations:

Net investment loss(b)	(.14)	(.07)

Net realized and unrealized gain (loss)	(.25)	3.60

Total from investment operations	(.39)	3.53

Distributions to shareholders from:

Net realized gain	(1.97)	–

Net asset value, end of period	$15.68	$18.04

Total Return(d)		20.27	%(e)(f)

Total Return(d)	(2.14)%	24.33	%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90	%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90	%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	29.97%	40.95	%(h)

Net investment loss	(.76)%	(.72	)%(h)

Supplemental Data:
Net assets, end of period (000)	$235	$241

Portfolio turnover rate	173.40%	92.19%

(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/10 through 12/31/10.
(h)	Annualized.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax

14

Notes to Financial Statements (continued)

returns remains open for the fiscal period ended December 31, 2010 and fiscal year ended December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

15

Notes to Financial Statements (continued)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$257,274	$–	$–	$257,274
Total	$257,274	$–	$–	$257,274

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund did not incur expenses for such services arrangements.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	Year Ended 12/31/2011	Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$9,011	$–
Net long-term capital gains	17,224	–
Total distributions paid	$26,235	$–

*	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$3,865
Total undistributed earnings	$3,865
Temporary differences	(1,264)
Unrealized gains–net	7,608
Total accumulated gains—net	$10,209

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $62 and post-October capital losses of $1,193 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$249,666
Gross unrealized gain	21,324
Gross unrealized loss	(13,716)
Net unrealized security gain	$7,608

17

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss
$1,810	$(1,810)

The permanent differences are primarily attributable to the tax treatment of net investment loss.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$454,489	$455,381

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

18

Notes to Financial Statements (concluded)

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and ADRs, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Period Ended December 31, 2010†
Shares sold	–	13,335
Reinvestment of distributions	1,679	–
Increase	1,679	13,335

†	For the period April 23, 2010 (commencement of operations) to December 31, 2010.

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period April 23, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period April 23, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007).
Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board noted that the Fund had only commenced investment operations on April 23, 2010 and thus it was not possible to draw definitive conclusions regarding its investment performance or level of expenses. The Board observed that the Fund’s investment performance was in the third quintile of its performance universe for the eight-month period and the first quintile for the one-year period and

26

the period since performance inception. The Board also observed that the investment performance of the Fund was higher than that of Lipper Variable Underlying Funds Small Cap Growth Index for each of those periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately fifteen basis points below the median of the peer group and the actual management and administrative service fees were approximately seventy basis points below the median of the peer group. The Board observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately forty basis points below the median of the peer group. The Board noted that for each of the periods considered, a larger shareholder base would have altered the Fund’s actual fees and expenses. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 0.90%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

27

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that are able to distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

3.41% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 3.44% of the ordinary income distributions is qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2011, $17,224 represents long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Developing Growth Portfolio

SFDG-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Fundamental Equity Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -4.49%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,1 which returned -.10% over the same period.

During the 12-month period, the global economic and geopolitical environment contributed to the erosion of business and consumer confidence in the economy, which resulted in the sell-off of the market following Standard & Poor’s downgrade of U.S. government debt in August 2011. The continuing challenges involving European sovereign debt and the failure of the supercommittee in the U.S. Congress created additional market uncertainty. Despite these challenges, positive economic reports have eased investors’ fears of a double-dip recession in the United States. The renewed belief that the U.S. economy would progress slowly, yet positively, encouraged investors to return to the equity market, resulting in an equity market rally during October. Equity markets again reacted positively toward the end of the year to news that

1

coordinated efforts by the world’s central banks, including the European Central Bank and the U.S. Federal Reserve, have eased liquidity pressures on European banks.

Stock selection within the health care and consumer discretionary sectors detracted from the Fund’s performance. Within health care, Teva Pharmaceuticals Industries Ltd., a global pharmaceuticals company, and Warner Chilcott plc, a specialty pharmaceutical company, were among the largest detracting holdings. Teva Pharmaceuticals Industries Ltd. was hurt by lower-than-expected generic drug sales in North America as a result of a slowdown in new drug launches. Warner Chilcott plc was affected by decreased sales of its key osteoporosis drug, coupled with weakness in the dermatological segment of the market. Within consumer discretionary, car manufacturer Ford Motor Co. was among the largest detracting holdings. The company suffered from reported higher input costs, which investors believed would dampen margin improvement over the coming quarters.

Stock selection and an underweight position within the financials sector contributed to the Fund’s performance. The Fund benefited from an underweight position in financials, which was the worst-performing sector for both the Fund and the index, due in part to investors’ anxiety over the ongoing European sovereign debt crisis. Insurance broker Marsh & McLennan Companies and commercial bank U.S. Bancorp were among the largest contributing holdings. Marsh & McLennan Companies benefited from having limited market sensitivity due to the defensive nature of its insurance operations. U.S. Bancorp benefited from having a strong capital position during a period when investors showed concern over tightening global banking regulations. Stock selection within the information technology sector also contributed to Fund performance. Consumer financial services company MasterCard, Inc. was among the largest contributing holdings, and benefited from a global increase in processed transactions and purchase volumes.

1  The Russell 3000® Value Index measures the performance large, mid, and small cap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

2

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index, Russell 1000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. Because the Fund believes that the Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index more accurately reflect the Fund’s investment strategies than the Russell 1000® Value Index, the Fund is adding the Russell 3000® Index and the S&P 500® Index to this annual report and will delete the Russell 1000® Value Index from its next annual report. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

	1 Year	5 Years	Life of Class
Class VC2	-4.49%	1.74%	7.93%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003.

2    The Class VC Shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11- 12/31/11
Class VC
Actual	$1,000.00	$904.40	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	11.50%
Consumer Staples	8.65%
Energy	18.57%
Financials	18.06%
Health Care	13.94%
Industrials	11.78%
Information Technology	6.14%
Materials	8.00%
Utilities	1.48%
Short-Term Investment	1.88%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.47%

Aerospace & Defense 2.95%
Rockwell Collins, Inc.	53,000	$2,935
Teledyne Technologies, Inc.*	4,400	241
United Technologies Corp.	56,001	4,093

Total		7,269

Automobiles 1.51%
Ford Motor Co.*	346,200	3,725

Beverages 2.74%
Beam, Inc.	34,900	1,788
Coca-Cola Co. (The)	35,644	2,494
Diageo plc ADR	28,312	2,475

Total		6,757

Biotechnology 2.59%
Amgen, Inc.	27,382	1,758
Celgene Corp.*	61,036	4,126
Onyx Pharmaceuticals, Inc.*	11,500	506

Total		6,390

Building Products 0.23%
Fortune Brands Home & Security, Inc.*	33,600	572

Capital Markets 4.89%
Affiliated Managers Group, Inc.*	18,600	1,785
Lazard Ltd. Class A	111,700	2,916
LPL Investment Holdings, Inc.*	53,600	1,637
Raymond James Financial, Inc.	28,200	873
State Street Corp.	119,900	4,833

Total		12,044

Chemicals 3.37%
Air Products & Chemicals, Inc.	29,641	2,525
Albemarle Corp.	20,700	1,066
Koppers Holdings, Inc.	15,000	515
LyondellBasell Industries NV Class A (Netherlands)(a)	34,800	$1,131
PPG Industries, Inc.	24,000	2,004
Sigma-Aldrich Corp.	17,159	1,072

Total		8,313

Commercial Banks 6.65%
City National Corp.	29,453	1,301
Commerce Bancshares, Inc.	23,402	892
Cullen/Frost Bankers, Inc.	38,000	2,011
M&T Bank Corp.	12,600	962
PNC Financial Services Group, Inc. (The)	95,619	5,514
Signature Bank*	25,415	1,525
U.S. Bancorp	155,000	4,193

Total		16,398

Commercial Services & Supplies 0.18%
Dun & Bradstreet Corp. (The)	6,000	449

Communications Equipment 0.77%
QUALCOMM, Inc.	34,600	1,893

Computers & Peripherals 0.61%
EMC Corp.*	50,282	1,083
NetApp, Inc.*	11,600	421

Total		1,504

Construction & Engineering 2.09%
Jacobs Engineering Group, Inc.*	57,400	2,329
URS Corp.*	80,600	2,831

Total		5,160

Containers & Packaging 0.52%
Greif, Inc. Class A	28,000	1,275

Diversified Financial Services 1.03%
JPMorgan Chase & Co.	76,134	2,531

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Electric: Utilities 1.49%
NextEra Energy, Inc.	60,100	$3,659

Electrical Equipment 0.32%
EnerSys*	30,000	779

Electronic Equipment, Instruments & Components 1.65%
Anixter International, Inc.*	47,400	2,827
Arrow Electronics, Inc.*	33,400	1,250

Total		4,077

Energy Equipment & Services 5.51%
Baker Hughes, Inc.	31,800	1,547
GulfMark Offshore, Inc. Class A*	21,000	882
Halliburton Co.	131,000	4,521
Helmerich & Payne, Inc.	29,800	1,739
Schlumberger Ltd.	28,317	1,934
Superior Energy Services, Inc.*	69,300	1,971
Tidewater, Inc.	20,100	991

Total		13,585

Food & Staples Retailing 1.55%
CVS Caremark Corp.	93,567	3,816

Food Products 3.90%
Archer Daniels Midland Co.	176,319	5,043
Bunge Ltd.	79,893	4,570

Total		9,613

Health Care Equipment & Supplies 0.39%
St. Jude Medical, Inc.	27,942	958

Health Care Providers & Services 6.08%
CIGNA Corp.	38,000	1,596
DaVita, Inc.*	40,700	3,086
Express Scripts, Inc.*	84,100	3,759
Humana, Inc.	13,700	1,200
McKesson Corp.	35,482	$2,764
UnitedHealth Group, Inc.	50,669	2,568

Total		14,973

Hotels, Restaurants & Leisure 0.15%
Darden Restaurants, Inc.	8,300	378

Household Durables 0.66%
Harman International Industries, Inc.	43,000	1,636

Household Products 0.49%
Colgate-Palmolive Co.	13,098	1,210

Information Technology Services 0.22%
Booz Allen Hamilton Holding Corp.*	31,400	542

Insurance 5.56%
ACE Ltd. (Switzerland)(a)	36,841	2,583
Berkshire Hathaway, Inc. Class B*	64,451	4,918
Marsh & McLennan Cos., Inc.	124,602	3,940
Prudential Financial, Inc.	17,200	862
Travelers Cos., Inc. (The)	23,500	1,390

Total		13,693

Life Sciences Tools & Services 1.20%
Thermo Fisher Scientific, Inc.*	66,003	2,968

Machinery 5.64%
Dover Corp.	54,942	3,189
Eaton Corp.	56,040	2,439
Kennametal, Inc.	29,900	1,092
Pall Corp.	33,500	1,915
Parker Hannifin Corp.	22,113	1,686
Robbins & Myers, Inc.	4,800	233
Trinity Industries, Inc.	111,100	3,340

Total		13,894

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Media 5.93%
Interpublic Group of Cos., Inc. (The)	421,600	$4,102
Omnicom Group, Inc.	92,957	4,144
Time Warner, Inc.	125,000	4,517
Walt Disney Co. (The)	49,400	1,853

Total		14,616

Metals & Mining 3.32%
Barrick Gold Corp. (Canada)(a)	42,600	1,928
Carpenter Technology Corp.	16,193	833
Freeport-McMoRan Copper & Gold, Inc.	48,000	1,766
Reliance Steel & Aluminum Co.	75,000	3,652

Total		8,179

Multi-Line Retail 1.95%
Macy’s, Inc.	49,654	1,598
Target Corp.	62,500	3,201

Total		4,799

Oil, Gas & Consumable Fuels 13.12%
Anadarko Petroleum Corp.	77,304	5,901
Apache Corp.	22,684	2,055
Chevron Corp.	34,167	3,635
CONSOL Energy, Inc.	41,200	1,512
Devon Energy Corp.	35,686	2,213
EQT Corp.	46,100	2,526
Exxon Mobil Corp.	83,911	7,112
Imperial Oil Ltd. (Canada)(a)	46,318	2,060
QEP Resources, Inc.	48,900	1,433
Range Resources Corp.	35,400	2,193
Southwestern Energy Co.*	53,300	1,702

Total		32,342

Paper & Forest Products 0.82%
International Paper Co.	68,000	$2,013

Pharmaceuticals 3.73%
Merck & Co., Inc.	12,300	463
Teva Pharmaceutical Industries Ltd. ADR	134,632	5,434
Warner Chilcott plc Class A (Ireland)*(a)	75,000	1,135
Watson Pharmaceuticals, Inc.*	35,900	2,166

Total		9,198

Road & Rail 0.41%
Kansas City Southern*	15,000	1,020

Semiconductors & Semiconductor Equipment 2.22%
Intel Corp.	58,800	1,426
Lam Research Corp.*	14,800	548
Texas Instruments, Inc.	120,000	3,493

Total		5,467

Software 0.69%
Adobe Systems, Inc.*	30,500	862
Intuit, Inc.	16,000	842

Total		1,704

Specialty Retail 1.34%
Aeropostale, Inc.*	11,800	180
Guess?, Inc.	42,371	1,263
Home Depot, Inc. (The)	29,400	1,236
Penske Automotive Group, Inc.	32,000	616

Total		3,295

Total Common Stocks (cost $232,808,006)		242,694

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2011

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.88%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $4,750,000 of Federal Home Loan Mortgage Corp. at 0.625% due 12/23/2013; value: $4,744,063; proceeds: $4,650,300 (cost $4,650,294)	$4,650	$4,650

Total Investments in Securities 100.35% (cost $237,458,300)		247,344

Liabilities in Excess of Other Assets (0.35)%		(873)

Net Assets 100.00%		$246,471

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $237,458,300)	$247,343,553
Receivables:
Investment securities sold	846,643
Capital shares sold	575,240
Interest and dividends	166,967
From advisor (See Note 3)	12,697
Prepaid expenses	1,333
Total assets	248,946,433
LIABILITIES:
Payables:
Investment securities purchased	1,974,116
Management fee	154,275
Capital shares reacquired	127,103
Directors’ fees	9,684
Fund administration	8,228
Accrued expenses and other liabilities	201,683
Total liabilities	2,475,089
NET ASSETS	$246,471,344
COMPOSITION OF NET ASSETS:
Paid-in capital	$239,182,925
Distributions in excess of net investment income	(9,439)
Accumulated net realized loss on investments	(2,587,387)
Net unrealized appreciation on investments	9,885,245
Net Assets	$246,471,344
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	15,154,851
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.26

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $45,809)	$2,733,153
Interest	848
Total investment income	2,734,001
Expenses:
Management fee	1,462,502
Shareholder servicing	708,103
Fund administration	78,000
Professional	42,272
Reports to shareholders	27,405
Custody	16,437
Directors’ fees	6,477
Other	3,107
Gross expenses	2,344,303
Expense reductions (See Note 7)	(181)
Management fee waived (See Note 3)	(101,620)
Net expenses	2,242,502
Net investment income	491,499
Net realized and unrealized gain (loss):
Net realized gain on investments	9,086,392
Net change in unrealized appreciation/depreciation on investments	(16,056,138)
Net realized and unrealized loss	(6,969,746)
Net Decrease in Net Assets Resulting From Operations	$(6,478,247)

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$491,499	$403,231
Net realized gain on investments	9,086,392	9,600,156
Net change in unrealized appreciation/depreciation on investments	(16,056,138)	13,510,634
Net increase (decrease) in net assets resulting from operations	(6,478,247)	23,514,021
Distributions to shareholders from:
Net investment income	(506,706)	(437,520)
Net realized gains	(8,233,617)	–
Total distributions to shareholders	(8,740,323)	(437,520)
Capital share transactions (See Note 10):
Proceeds from sales of shares	136,801,941	50,199,072
Reinvestment of distributions	8,740,323	437,520
Cost of shares reacquired	(41,259,296)	(24,074,952)
Net increase in net assets resulting from capital share transactions	104,282,968	26,561,640
Net increase in net assets	89,064,398	49,638,141
NET ASSETS:
Beginning of year	$157,406,946	$107,768,805
End of year	$246,471,344	$157,406,946
Distributions in excess of net investment income	$(9,439)	$(5,968)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$17.66	$14.88	$11.83	$16.84	$16.48

Investment operations:

Net investment income(a)	.04	.05	.03	.08	.10

Net realized and unrealized gain (loss)	(.84)	2.78	3.04	(4.92)	1.01

Total from investment operations	(.80)	2.83	3.07	(4.84)	1.11

Distributions to shareholders from:

Net investment income	(.03)	(.05)	(.02)	(.08)	(.09)

Net realized gain	(.57)	–	–	(.09)	(.66)

Total distributions	(.60)	(.05)	(.02)	(.17)	(.75)

Net asset value, end of year	$16.26	$17.66	$14.88	$11.83	$16.84

Total Return(b)	(4.49)%	19.03%	25.97%	(28.67)%	6.72%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.20%	1.23%	1.26%	1.27%	1.24%

Net investment income	.25%	.33%	.22%	.56%	.55%

Supplemental Data:
Net assets, end of year (000)	$246,471	$157,407	$107,769	$76,884	$101,747

Portfolio turnover rate	55.92%	73.39%	85.09%	81.82%	62.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

16

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$242,694	$–	$-	$242,694
Repurchase Agreement	–	4,650	–	4,650
Total	$242,694	$4,650	$–	$247,344

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .70% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

17

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $682,501 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$492,449	$437,520
Net long-term capital gains	8,247,874	–
Total distributions paid	$8,740,323	$437,520

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$811,422
Total undistributed earnings	$811,422
Temporary differences	(2,826,075)
Unrealized gains–net	9,303,072
Total accumulated gains–net	$7,288,419

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term.

18

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $2,816,391 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$238,040,473
Gross unrealized gain	17,319,613
Gross unrealized loss	(8,016,533)
Net unrealized security gain	$9,303,080

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$11,736	$(11,404)	$(332)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain distributions and certain securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$206,528,926	$107,162,102

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

19

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	8,084,396	3,176,938
Reinvestment of distributions	542,204	25,139
Shares reacquired	(2,386,772)	(1,527,419)
Increase	6,239,828	1,674,658

20

Notes to Financial Statements (concluded)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007).
Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the eight-month period, the third quintile for the one-year period, and the first quintile for the three-year and five-year periods. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Multi-Cap Core Index for the eight-month period and higher than that of the Index for the one-year, three-year, and five-year periods.

28

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately one basis point below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2010 the Fund’s total expense ratio was approximately five points above the median of the peer group. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 1.15%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

29

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2011, $8,247,874 represents long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio

SFFE-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -6.08%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 0.39% over the same period.

During the 12-month period, the global economic and geopolitical environment contributed to the erosion of business and consumer confidence in the economy, which resulted in the sell-off of the market following the Standard & Poor’s downgrade of U.S. debt in August 2011. The continuing challenges involving European sovereign debt and the failure of the supercommittee in the U.S. Congress created additional market uncertainty. Despite these challenges, positive economic reports have eased investors’ fears of a double-dip recession in the United States. The renewed belief that the U.S. economy would progress slowly, yet positively, encouraged investors to return to the equity market, resulting in an equity market rally during October 2011. Equity

1

markets again reacted positively toward the end of the year to news that coordinated efforts by the world’s central banks, including the European Central Bank and the U.S. Federal Reserve, have eased liquidity pressures on European banks.

Stock selection within the health care and consumer discretionary sectors detracted from the Fund’s performance. Within health care, Teva Pharmaceuticals Industries Ltd., a global pharmaceuticals company, and Thermo Fisher Scientific Inc., a life sciences tools and services company, were among the largest detracting holdings. Teva Pharmaceuticals Industries Ltd. was hurt by lower-than-expected generic drug sales in North America, as a result of a slowdown in new drug launches. Thermo Fisher Scientific Inc. was affected by reporting lower than expected revenues for the third quarter. Revenues were hurt by a decline in spending by the academic and government segments of its customer base. Within consumer discretionary, car manufacturer Ford Motor Co. was among the largest detracting holdings. The company suffered from reported higher input costs, which investors worried will dampen margin improvement over the coming quarters.

Stock selection and an underweight position within the financials sector contributed to the Fund’s performance. The Fund benefited from an underweight position in financials, which was the worst-performing sector for both the Fund and the index, due in part to investors’ anxiety over the ongoing European debt crisis. Insurance broker Marsh & McLennan Companies and commercial bank U.S. Bancorp were among the largest contributing holdings. Marsh & McLennan Companies benefited from having limited market sensitivity due to the defensive nature of its insurance operations. U.S. Bancorp was added to the portfolio during an industry-wide downtick spurred by tightening global banking regulations. The company benefited as investors’ concerns were alleviated by U.S. Bancorp’s strong capital position.

1 The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities.

2

Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Years	10 Years
Class VC	-6.08%	-2.92%	2.36%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$914.90	$4.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.54	$4.74

†	Net expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	9.89%
Consumer Staples	9.22%
Energy	19.66%
Financials	18.75%
Health Care	17.43%
Industrials	8.42%
Information Technology	5.73%
Materials	5.46%
Telecommunication Services	2.04%
Utilities	1.75%
Short-Term Investment	1.65%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.02%

Aerospace & Defense 3.23%
Rockwell Collins, Inc.	215,200	$11,916
United Technologies Corp.	276,497	20,209

Total		32,125

Automobiles 1.66%
Ford Motor Co.*	1,530,354	16,467

Beverages 2.38%
Coca-Cola Co. (The)	190,400	13,322
Diageo plc ADR	118,200	10,333

Total		23,655

Biotechnology 2.90%
Amgen, Inc.	153,602	9,863
Celgene Corp.*	280,622	18,970

Total		28,833

Capital Markets 2.66%
Lazard Ltd. Class A	145,700	3,804
State Street Corp.	560,761	22,604

Total		26,408

Chemicals 2.22%
Air Products & Chemicals, Inc.	47,000	4,004
LyondellBasell Industries NV Class A (Netherlands)(a)	210,002	6,823
PPG Industries, Inc.	134,100	11,196

Total		22,023

Commercial Banks 6.30%
M&T Bank Corp.	175,979	13,434
PNC Financial Services Group, Inc. (The)	436,669	25,183
U.S. Bancorp	590,800	15,981
Wells Fargo & Co.	291,101	8,023

Total		62,621

Commercial Services & Supplies 0.10%
Dun & Bradstreet Corp. (The)	13,456	$1,007

Communications Equipment 0.92%
QUALCOMM, Inc.	167,298	9,151

Computers & Peripherals 1.02%
EMC Corp.*	365,495	7,873
NetApp, Inc.*	61,400	2,227

Total		10,100

Construction & Engineering 0.70%
Jacobs Engineering Group, Inc.*	172,100	6,984

Diversified Financial Services 2.25%
JPMorgan Chase & Co.	671,588	22,330

Diversified Telecommunication Services 2.05%
AT&T, Inc.	268,047	8,105
Verizon Communications, Inc.	306,400	12,293

Total		20,398

Electric: Utilities 1.77%
NextEra Energy, Inc.	288,100	17,540

Electrical Equipment 0.27%
Rockwell Automation, Inc.	36,200	2,656

Electronic Equipment, Instruments & Components 0.67%
Arrow Electronics, Inc.*	178,940	6,694

Energy Equipment & Services 4.87%
Baker Hughes, Inc.	165,900	8,070
Halliburton Co.	592,500	20,447
Schlumberger Ltd.	291,292	19,898

Total		48,415

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Food & Staples Retailing 1.66%
CVS Caremark Corp.	405,000	$ 16,516

Food Products 4.51%
Archer Daniels Midland Co.	849,200	24,287
Bunge Ltd.	359,500	20,563

Total		44,850

Health Care Equipment & Supplies 1.24%
Covidien plc (Ireland)(a)	141,971	6,390
St. Jude Medical, Inc.	172,500	5,917

Total		12,307

Health Care Providers & Services 8.03%
CIGNA Corp.	300,024	12,601
DaVita, Inc.*	172,988	13,114
Express Scripts, Inc.*	414,212	18,511
Humana, Inc.	50,884	4,458
McKesson Corp.	167,300	13,034
UnitedHealth Group, Inc.	258,726	13,112
WellPoint, Inc.	74,500	4,936

Total		79,766

Household Products 0.73%
Colgate-Palmolive Co.	78,100	7,216

Insurance 7.67%
ACE Ltd. (Switzerland)(a)	185,100	12,979
Berkshire Hathaway, Inc. Class B*	354,326	27,035
Marsh & McLennan Cos., Inc.	651,500	20,600
Prudential Financial, Inc.	149,200	7,478
Travelers Cos., Inc. (The)	137,500	8,136

Total		76,228

Internet & Catalog Retail 0.82%
HSN, Inc.	223,377	8,100

Life Sciences Tools & Services 1.57%
Thermo Fisher Scientific, Inc.*	346,100	$ 15,564

Machinery 4.17%
Dover Corp.	281,700	16,353
Eaton Corp.	414,660	18,050
Parker Hannifin Corp.	91,900	7,007

Total		41,410

Media 5.17%
Comcast Corp. Class A	540,002	12,804
Omnicom Group, Inc.	121,138	5,400
Time Warner, Inc.	660,200	23,860
Walt Disney Co. (The)	247,100	9,266

Total		51,330

Metals & Mining 2.04%
Barrick Gold Corp. (Canada)(a)	196,700	8,901
Freeport-McMoRan Copper & Gold, Inc.	308,100	11,335

Total		20,236

Multi-Line Retail 1.66%
Target Corp.	323,000	16,544

Oil, Gas & Consumable Fuels 14.92%
Anadarko Petroleum Corp.	346,300	26,433
Apache Corp.	115,100	10,426
Chevron Corp.	270,125	28,741
CONSOL Energy, Inc.	176,700	6,485
Devon Energy Corp.	160,700	9,963
Exxon Mobil Corp.	316,999	26,869
Imperial Oil Ltd. (Canada)(a)	257,100	11,436
Range Resources Corp.	153,727	9,522
Southwestern Energy Co.*	282,804	9,033
Suncor Energy, Inc. (Canada)(a)	324,921	9,367

Total		148,275

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	Fair Value (000)
Paper & Forest Products 1.24%
International Paper Co.	416,783	$12,337

Pharmaceuticals 3.81%
Merck & Co., Inc.	97,900	3,691
Teva Pharmaceutical Industries Ltd. ADR	643,567	25,974

Watson Pharmaceuticals, Inc.*	136,574	8,241

Total		37,906

Semiconductors & Semiconductor Equipment 2.70%
Intel Corp.	281,900	6,836
Lam Research Corp.*	73,300	2,714
Texas Instruments, Inc.	593,457	17,275

Total		26,825

Software 0.45%
Adobe Systems, Inc.*	159,100	4,498

Specialty Retail 0.66%
Home Depot, Inc. (The)	154,900	6,512

Total Common Stocks (cost $949,916,332)		983,827

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.66%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $15,630,000 of U.S. Treasury Note at 4.25% due 11/15/2013; value: $16,860,863; proceeds: $16,530,203; (cost $16,530,185)	$16,530	$ 16,530

Total Investments in Securities 100.68% (cost $966,446,517)		1,000,357

Liabilities in Excess of Other Assets(0.68)%		(6,762)

Net Assets 100.00%		$993,595

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $966,446,517)	$1,000,357,077
Receivables:
Investment securities sold	7,821,604
Interest and dividends	711,682
Capital shares sold	63,357
Prepaid expenses	8,696
Total assets	1,008,962,416
LIABILITIES:
Payables:
Investment securities purchased	10,348,631
Capital shares reacquired	3,558,949
Management fee	422,041
Directors’ fees	170,313
Fund administration	33,777
Accrued expenses and other liabilities	834,124
Total liabilities	15,367,835
NET ASSETS	$993,594,581
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,393,929,874
Distributions in excess of net investment income	(170,423)
Accumulated net realized loss on investments	(434,075,384)
Net unrealized appreciation on investments	33,910,514
Net Assets	$993,594,581
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	44,850,958
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$22.15

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $284,753)	$17,711,142
Interest	2,307
Total investment income	17,713,449
Expenses:
Management fee	5,426,299
Shareholder servicing	3,906,849
Fund administration	438,273
Reports to shareholders	111,899
Professional	63,022
Directors’ fees	35,724
Custody	27,330
Other	22,069
Gross expenses	10,031,465
Expense reductions (See Note 7)	(1,231)
Net expenses	10,030,234
Net investment income	7,683,215
Net realized and unrealized gain (loss):
Net realized gain on investments	146,602,547
Net change in unrealized appreciation/depreciation on investments	(219,105,362)
Net realized and unrealized loss	(72,502,815)
Net Decrease in Net Assets Resulting From Operations	$(64,819,600)

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$7,683,215	$6,004,503
Net realized gain on investments	146,602,547	54,848,002
Net change in unrealized appreciation/depreciation on investments	(219,105,362)	119,105,795
Net increase (decrease) in net assets resulting from operations	(64,819,600)	179,958,300
Distributions to shareholders from:
Net investment income	(7,754,051)	(6,076,863)
Capital share transactions (See Note 10):
Proceeds from sales of shares	43,655,104	43,775,292
Reinvestment of distributions	7,754,051	6,076,863
Cost of shares reacquired	(159,125,511)	(156,805,741)
Net decrease in net assets resulting from capital share transactions	(107,716,356)	(106,953,586)
Net increase (decrease) in net assets	(180,290,007)	66,927,851
NET ASSETS:
Beginning of year	$1,173,884,588	$1,106,956,737
End of year	$993,594,581	$1,173,884,588
Distributions in excess of net investment income	$(170,423)	$(162,577)

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31
	2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$23.77	$20.35	$17.27		$27.91	$29.34

Investment operations:

Net investment income(a)	.16	.12	.17		.35	.39

Net realized and unrealized gain (loss)	(1.61)	3.42	3.10		(10.55)	.64

Total from investment operations	(1.45)	3.54	3.27		(10.20)	1.03

Distributions to shareholders from:

Net investment income	(.17)	(.12)	(.19)		(.36)	(.38)

Net realized gain	–	–	–		(.08)	(2.08)

Total distributions	(.17)	(.12)	(.19)		(.44)	(2.46)

Net asset value, end of year	$22.15	$23.77	$20.35		$17.27	$27.91

Total Return(b)	(6.08)%	17.41%	18.90%		(36.42)%	3.44%

Ratios to Average Net Assets:

Expenses, including expense reductions	.92%	.92%	.93%		.90%	.88%

Expenses, excluding expense reductions	.92%	.92%	.93%		.90%	.88%

Net investment income	.70%	.54%	.95%		1.51%	1.27%

Supplemental Data:
Net assets, end of year (000)	$993,595	$1,173,885	$1,106,957		$1,490,095	$2,407,662

Portfolio turnover rate	70.69%	55.80%	71.71	%(c)	113.29%	91.72	%(c)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.     ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.     SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$983,827	$—	$—	$983,827
Repurchase Agreement	—	16,530	—	16,530
Total	$983,827	$16,530	$—	$1,000,357

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2011, the effective management fee was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $3,834,885 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$7,754,051	$6,076,863
Total distributions paid	$7,754,051	$6,076,863

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(413,916,266)
Temporary differences	(4,142,427)
Unrealized gains–net	17,723,400
Total accumulated losses–net	$(400,335,293)

*	As of December 31, 2011, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$31,770,658	$382,145,608	$413,916,266

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $110 and post-October capital losses of $3,972,004 during fiscal 2011.

17

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$982,633,631
Gross unrealized gain	59,657,406
Gross unrealized loss	(41,933,960)
Net unrealized security gain	$17,723,446

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$62,990	$3,209	$(66,199)

The permanent differences are attributable to the tax treatment of certain distributions paid and foreign currency transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$766,967,203	$885,528,759

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (concluded)

8.     CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,914,548	2,065,677
Reinvestment of distributions	352,778	257,360
Shares reacquired	(6,802,549)	(7,323,805)
Decrease	(4,535,223)	(5,000,768)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.
Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.
Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.
Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007).
Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.
Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.
Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.
Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).
Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).
Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 -2007).
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that in relation to two different performance universes, the first consisting of large-cap core funds underlying variable insurance products and the second consisting of large-cap value funds underlying variable insurance products, as of various periods ended August 31, 2011. As to the first performance universe, the Board observed that the Series’s investment performance was in the fifth quintile for the eight-month, one-year, and five-year periods, and the third quintile for the three-year and ten-year periods. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Large-Cap Core Index for the eight-month, one-year, three-year, and five-year periods, and higher than that of the Index for the ten-year

26

period. As to the second performance universe, the Board observed that the investment performance of the Series was in the fifth quintile for the eight-month period, the third quintile for the one-year, three-year, and ten-year periods, and the fourth quintile for the five-year period. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Large-Cap Value Index for the eight-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board noted that the portfolio manager of the Fund, Eli M. Salzmann, had left Lord Abbett in 2010 and had been replaced by Robert P. Fetch. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each class of shares of the Fund in relation to two different peer groups, the first consisting of large-cap core funds underlying variable insurance products and the second consisting of large-cap value funds underlying variable insurance products. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer groups did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately thirteen basis points below the median of the peer group and the actual management and administrative services fees were approximately twelve basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately two basis points below the median of the peer group. As to the second peer group, the Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees were approximately thirteen basis points below the median of the peer group and the actual management and administrative services fees were approximately five basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately two basis points above the median of the peer group. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer groups.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which

27

may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

LASFGI-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -10.05%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned -1.65% over the same period.

Despite increased volatility and a sharp equity market downturn in the third quarter of 2011, most broad equity indexes finished the 12-month period in positive territory. The year’s performance was helped by a record-setting October 2011- a month that saw the S&P 500® Index post its best monthly return since December 1991. In November 2011, however, markets again sold off on the weight of Europe’s ongoing sovereign debt crisis and continued concerns with the inability of U.S. lawmakers to compromise on domestic debt. Over the 12-month period, larger capitalization investments generally performed better than smaller

1

capitalization investments, and growth oriented investments generally performed better than value oriented investments.

Although we are disappointed in the Fund’s performance over the 12-month period, we have been encouraged by market action during the most recent stock market rally. The Fund’s performance improved over the last quarter of the 12-month period as broad equity indexes began to recover and as investors focused on cyclical companies. We believe that this is a potentially attractive environment for us, given our rigorous fundamental research and current tilt toward firms within industries that we believe are positioned to benefit from a domestic economic recovery.

Both our overweight and security positions within the information technology sector detracted from the Fund’s relative performance during the period. The largest detractor from Fund performance in the sector was online employment search provider Monster Worldwide, Inc., whose shares declined owing to a weak job market and competitive pressure. Telecommunications equipment provider Acme Packet, Inc. also declined due to disappointing earnings and a reduced revenue outlook. Stock selection within the materials sector also detracted from Fund performance. Shares of coal miner Walter Energy, Inc. declined amid increased production costs that resulted in second quarter adjusted earnings falling below analyst estimates. Shares of Kronos Worldwide, Inc., producer of pigments used in the manufacturing process, declined amid economic conditions that resulted in second quarter earnings missing estimates.

Performance was helped by the Fund’s consumer staples holdings, where stock selection was a positive. Shares of Green Mountain Coffee Roasters, Inc., the producer of the Keurig brand single cup brewing system, advanced during the period following continued expansion in profitability. Natural foods supermarket chain Whole Foods Market, Inc., has continued to see its share price rise on market share gains and increasing revenues, with strong same-store sales year-to-date through the company’s third quarter and more than 60 additional stores slated to open by 2014.

While performance within the health care sector was in line with the Fund’s benchmark, shares of Intuitive Surgical, Inc., a manufacturer of robotically assisted surgical equipment and the da Vinci Surgical System, advanced during the period on increased demand. In the industrials sector, shares of Kansas City Southern also appreciated, as the freight rail transporter experienced continued double-digit earnings growth resulting from record freight loads and the highest revenue-per-unit growth in the company’s history.

1  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

2

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

	1 Year	5 Years	Life of Class
Class VC2	-10.05%	3.81%	7.08%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2003. 2    The Class VC shares commenced operations and performance for the Class began on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$834.90	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	20.97%
Consumer Staples	1.56%
Energy	13.35%
Financials	6.12%
Health Care	10.05%
Industrials	16.79%
Information Technology	21.34%
Materials	8.88%
Short-Term Investment	0.94%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.67%

Aerospace & Defense 1.02%
Spirit AeroSystems Holdings, Inc. Class A*	43,971	$914

Auto Components 2.66%
BorgWarner, Inc.*	19,644	1,252
Gentex Corp.	38,114	1,128

Total		2,380

Automobiles 0.98%
Harley-Davidson, Inc.	22,645	880

Biotechnology 0.68%
Onyx Pharmaceuticals, Inc.*	13,750	604

Capital Markets 2.93%
Affiliated Managers Group, Inc.*	17,921	1,719
Invesco Ltd.	44,636	897

Total		2,616

Chemicals 6.91%
Albemarle Corp.	19,837	1,022
Ashland, Inc.	18,248	1,043
Celanese Corp. Series A	29,353	1,299
Eastman Chemical Co.	23,082	902
Innophos Holdings, Inc.	7,641	371
Kronos Worldwide, Inc.	29,713	536
Westlake Chemical Corp.	25,110	1,010

Total		6,183

Commercial Services & Supplies 0.64%
Dun & Bradstreet Corp. (The)	7,661	573

Communications Equipment 3.19%
Aruba Networks, Inc.*	29,348	544
Ciena Corp.*	32,907	398
F5 Networks, Inc.*	9,272	984
Finisar Corp.*	28,311	474
Riverbed Technology, Inc.*	19,382	$455

Total		2,855

Computers & Peripherals 3.76%
Fortinet, Inc.*	25,050	546
NCR Corp.*	67,419	1,110
SanDisk Corp.*	17,897	881
Teradata Corp.*	17,033	826

Total		3,363

Construction & Engineering 1.02%
Chicago Bridge & Iron Co. NV (Netherlands)(a)	24,070	910

Diversified Financial Services 1.31%
Moody’s Corp.	34,853	1,174

Electrical Equipment 5.02%
AMETEK, Inc.	28,127	1,184
Cooper Industries plc	25,069	1,358
General Cable Corp.*	8,568	214
Rockwell Automation, Inc.	23,589	1,731

Total		4,487

Electronic Equipment, Instruments & Components 0.41%
IPG Photonics Corp.*	10,916	370

Energy Equipment & Services 6.21%
Atwood Oceanics, Inc.*	14,697	585
Cameron International Corp.*	27,560	1,356
CARBO Ceramics, Inc.	3,406	420
GulfMark Offshore, Inc. Class A*	15,958	670
McDermott International, Inc.*	68,281	786
Nabors Industries Ltd.*	58,427	1,013
Superior Energy Services, Inc.*	25,481	725

Total		5,555

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	Fair Value (000)
Food & Staples Retailing 1.20%
Whole Foods Market, Inc.	15,361	$1,069

Food Products 0.37%
Green Mountain Coffee Roasters, Inc.*	7,474	335

Health Care Equipment & Supplies 1.67%
Intuitive Surgical, Inc.*	3,221	1,491

Health Care Providers & Services 3.01%
AmerisourceBergen Corp.	25,522	949
CIGNA Corp.	19,366	814
MEDNAX, Inc.*	12,918	930

Total		2,693

Health Care Technology 1.68%
Allscripts Healthcare Solutions, Inc.*	19,449	368
SXC Health Solutions Corp.*	20,088	1,135

Total		1,503

Hotels, Restaurants & Leisure 3.72%
Marriott International, Inc. Class A	23,030	672
MGM Resorts International*	104,474	1,090
Starwood Hotels & Resorts Worldwide, Inc.	32,659	1,566

Total		3,328

Household Durables 0.93%
Tempur-Pedic International, Inc.*	15,799	830

Insurance 0.55%
Marsh & McLennan Cos., Inc.	15,455	489

Life Sciences Tools & Services 2.00%
Agilent Technologies, Inc.*	51,274	1,791

Machinery 5.92%
Chart Industries, Inc.*	9,194	497
Dover Corp.	22,302	$1,294
Eaton Corp.	18,697	814
Flowserve Corp.	16,710	1,660
Joy Global, Inc.	13,755	1,031

Total		5,296

Media 0.41%
Discovery Communications, Inc. Class A*	8,814	363

Metals & Mining 0.93%
Walter Energy, Inc.	13,679	828

Multi-Line Retail 1.72%
Macy’s, Inc.	47,847	1,540

Oil, Gas & Consumable Fuels 7.22%
Concho Resources, Inc.*	12,033	1,128
CONSOL Energy, Inc.	37,320	1,370
Continental Resources, Inc.*	21,690	1,447
Range Resources Corp.	21,387	1,325
Whiting Petroleum Corp.*	25,475	1,189

Total		6,459

Paper & Forest Products 1.09%
International Paper Co.	32,917	974

Pharmaceuticals 1.07%
Watson Pharmaceuticals, Inc.*	15,841	956

Professional Services 1.53%
Robert Half International, Inc.	48,044	1,367

Real Estate Management & Development 1.37%
CBRE Group, Inc.*	80,435	1,224

Road & Rail 1.75%
Kansas City Southern*	22,984	1,563

See Notes to Financial Statements.

8

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 6.20%
Altera Corp.	29,981	$1,112
Analog Devices, Inc.	30,192	1,080
Atmel Corp.*	50,878	412
Cavium, Inc.*	20,070	571
Cypress Semiconductor Corp.*	43,253	731
NVIDIA Corp.*	50,965	706
Silicon Laboratories, Inc.*	21,361	928

Total		5,540

Software 7.91%
ANSYS, Inc.*	14,887	853
Ariba, Inc.*	26,954	757
BroadSoft, Inc.*	14,491	438
Citrix Systems, Inc.*	25,446	1,545
CommVault Systems, Inc.*	7,737	330
Informatica Corp.*	10,098	373
Nuance Communications, Inc.*	19,333	486
Red Hat, Inc.*	27,660	1,142
Synchronoss Technologies, Inc.*	21,407	647
TIBCO Software, Inc.*	20,910	500

Total		7,071

Specialty Retail 7.31%
Abercrombie & Fitch Co. Class A	7,788	380
Dick’s Sporting Goods, Inc.	34,205	1,262
Limited Brands, Inc.	29,131	1,176
Ross Stores, Inc.	30,048	1,428
Tiffany & Co.	14,233	943
Tractor Supply Co.	19,144	1,343

Total		6,532

Textiles, Apparel & Luxury Goods 3.37%
Deckers Outdoor Corp.*	6,212	469
Hanesbrands, Inc.*	51,988	1,137
Michael Kors Holdings Ltd. (Hong Kong)*(a)	12,900	$352
PVH Corp.	10,442	736
Vera Bradley, Inc.*	9,904	319

Total		3,013

Total Common Stocks (cost $89,210,259)		89,119

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.94%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $865,000 of Federal Home Loan Mortgage Corp. at 0.375% due 11/27/2013; value: $862,838; proceeds: $845,264 (cost $845,263)	$845	845

Total Investments in Securities 100.61% (cost $90,055,522)		89,964

Liabilities in Excess of Other Assets (0.61)%		(548)

Net Assets 100.00%		$89,416

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $90,055,522)	$89,964,408
Receivables:
Investment securities sold	366,548
Interest and dividends	33,550
Capital shares sold	2,825
From advisor (See Note 3)	7,646
Prepaid expenses and other assets	9,647
Total assets	90,384,624
LIABILITIES:
Payables:
Investment securities purchased	430,086
Capital shares reacquired	320,161
Management fee	61,729
Directors’ fees	9,531
Fund administration	3,086
Accrued expenses and other liabilities	144,158
Total liabilities	968,751
NET ASSETS	$89,415,873
COMPOSITION OF NET ASSETS:
Paid-in capital	$90,160,319
Accumulated net investment loss	(9,531)
Accumulated net realized loss on investments	(643,801)
Net unrealized depreciation on investments	(91,114)
Net Assets	$89,415,873
Outstanding shares (50 million shares of common stock authorized, $.001 per share)	7,312,017
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.23

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $1,138)	$799,135
Interest	32
Total investment income	799,167
Expenses:
Management fee	828,126
Shareholder servicing	379,088
Fund administration	41,406
Professional	41,364
Reports to shareholders	15,304
Custody	14,386
Directors’ fees	3,402
Other	2,199
Gross expenses	1,325,275
Expense reductions (See Note 7)	(103)
Management fee waived (See Note 3)	(82,983)
Net expenses	1,242,189
Net investment loss	(443,022)
Net realized and unrealized gain (loss):
Net realized gain on investments	17,306,904
Net change in unrealized appreciation/depreciation on investments	(26,469,745)
Net realized and unrealized loss	(9,162,841)
Net Decrease in Net Assets Resulting From Operations	$(9,605,863)

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment loss	$(443,022)	$(219,513)
Net realized gain on investments	17,306,904	18,902,305
Net change in unrealized appreciation/depreciation on investments	(26,469,745)	3,670,416
Net increase (decrease) in net assets resulting from operations	(9,605,863)	22,353,208
Distributions to shareholders from:
Net realized gain	(21,511,927)	(605,004)
Capital share transactions (See Note 10):
Proceeds from sales of shares	13,856,389	8,667,671
Reinvestment of distributions	21,511,927	605,003
Cost of shares reacquired	(24,510,669)	(28,443,264)
Net increase (decrease) in net assets resulting from capital share transactions	10,857,647	(19,170,590)
Net increase (decrease) in net assets	(20,260,143)	2,577,614
NET ASSETS:
Beginning of year	$109,676,016	$107,098,402
End of year	$89,415,873	$109,676,016
Accumulated net investment loss	$(9,531)	$(8,097)

See Notes to Financial Statements.

12

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$17.58	$14.38	$ 9.88	$16.34	$14.67

Investment operations:

Net investment loss(a)	(.07)	(.03)	(.03)	(.06)	(.09)

Net realized and unrealized gain (loss)	(1.64)	3.33	4.53	(6.20)	3.22

Total from investment operations	(1.71)	3.30	4.50	(6.26)	3.13

Distributions to shareholders from:

Net realized gain	(3.64)	(.10)	–	(.20)	(1.46)

Net asset value, end of year	$12.23	$17.58	$14.38	$9.88	$16.34

Total Return(b)	(10.05)%	22.92%	45.55%	(38.24)%	21.28%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.28%	1.26%	1.33%	1.35%	1.31%

Net investment loss	(.43)%	(.21)%	(.30)%	(.43)%	(.55)%

Supplemental Data:
Net assets, end of year (000)	$89,416	$109,676	$107,098	$74,912	$126,418

Portfolio turnover rate	116.06%	112.24%	83.55%	125.21%	118.74%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Fund”). This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$89,119	$–	$–	$89,119
Repurchase Agreement	–	845	–	845
Total	$89,119	$845	$–	$89,964

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .72% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the

16

Notes to Financial Statements (continued)

insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $362,305 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$5,856,986	$–
Net long-term capital gains	15,654,941	605,004
Total distributions paid	$21,511,927	$605,004

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Undistributed long-term capital gains	$213,913
Total undistributed earnings	$213,913
Temporary differences	(563,610)
Unrealized losses–net	(394,749)
Total accumulated losses–net	$(744,446)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $554,079 during fiscal 2011.

17

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$90,359,157
Gross unrealized gain	7,760,216
Gross unrealized loss	(8,154,965)
Net unrealized security loss	$(394,749)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss
$441,588	$(441,588)

The permanent differences are attributable to the tax treatment of certain securities and net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$121,106,219	$132,973,857

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6. DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (concluded)

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Due to the Fund’s exposure to foreign companies (and American Depositary Receipts), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	861,688	579,790
Reinvestment of distributions	1,672,393	34,220
Shares reacquired	(1,459,052)	(1,823,982)
Increase (decrease)	1,075,029	(1,209,972)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years;

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the eight-month period, the fourth quintile for the one-year period, and the second quintile for the three-year and five-year periods. The Board also observed that the Fund’s investment performance was lower than that of the Lipper Variable Underlying Funds Mid-Cap Growth Index for the eight-month, one-year, and three-year periods and higher than that of the Index for the five-year period.

26

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, with Paul J. Volovich and David J. Linsen assuming responsibility for managing the Fund in 2008. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately five basis points above the median of the peer group and the actual management and administrative services fees were approximately one basis point above the median of the peer group. The Board observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately three basis points above the median of the peer group. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 1.20%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board

27

concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

29.18% of the ordinary distributions paid by the Fund during the fiscal year is qualified dividend income.

For corporate shareholders 25.54% of the ordinary income distributions is qualified for dividends received deduction.

In addition, $15,654,941 of the distributions paid to shareholders during the fiscal year ended December 31, 2011 represents long-term capital gains.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

LASFGO-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—International

Core Equity Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund—International Core Equity Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -13.47%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,1 which returned -11.73% over the same period.

Overall, global markets had a volatile run during the 12-month period, with emerging markets faring badly compared with global developed markets. Within emerging markets, Asian and Latin American countries generally posted negative returns, as Europe’s problems have caused investors to seek safer investments. Within developed markets, the eurozone generally posted negative returns, as concerns about sovereign debt crises in Greece, Italy, and Portugal remained. However, certain areas, such as Switzerland, the Netherlands, and the Scandinavian region, have been insulated from these problems.

The currency exposures of the Fund’s portfolio relative to the index, which are residual of the stock-selection process, collectively detracted from performance more than stock selection or sector

1

allocation. Also detracting from Fund performance was stock selection in the energy and health care sectors. Within the energy sector, shares of Bankers Petroleum Ltd., a Canada-based explorer and producer of oil in Albania, were hurt as operational problems with several of the company’s wells caused second quarter earnings production to miss management’s target. In addition, shares of PT Bumi Resources Tbk, an Indonesia-based company engaged in the exploration and exploitation of coal deposits and oil exploration, dropped due to rising production costs, which negatively affected earnings during the first half of the period. Within the health care sector, shares of Teva Pharmaceutical Industries Ltd., an Israel-based global pharmaceutical and drug company, fell upon the announcement of disappointing phase III trial results for its multiple sclerosis oral drug, Laquinimod.

Contributing to the Fund’s performance was stock selection in the information technology and industrials sectors. Within the information technology sector, shares of Accenture Ltd., an Ireland-based management consulting, technology services, and outsourcing company, rose due to record high revenue. In addition, shares of SAP AG, a Germany-based software company engaged in enterprise applications, gained on the announcement of the company’s acquisition of SuccessFactors, Inc., a United States-based cloud-based Business Execution software solutions provider. This acquisition is expected to increase market share and profits, as well as strengthen SAP’s cloud services. Within the industrials sector, shares of East Japan Railway Co., a Japan-based railway, benefited from a recovery in passenger demand and from management’s commitment to an assertive cost-cutting program, following the Tohoku earthquake in March 2011.

1  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index is calculated with both gross and net dividends. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain

2

performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During each period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) with Gross Dividends and the MSCI EAFE Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Period Ended December 31, 2011

	1 Year	Life of Class
Class VC2	-13.47%	-4.08%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$826.40	$4.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	8.05%
Consumer Staples	12.89%
Energy	7.32%
Financials	18.67%
Health Care	8.59%
Industrials	11.98%
Information Technology	4.60%
Materials	7.29%
Telecommunication Services	6.77%
Utilities	5.56%
Short-Term Investment	8.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 95.62%

COMMON STOCKS 94.32%

Argentina 1.13%

Oil, Gas & Consumable Fuels
YPF SA ADR	1,100	$38,148

Australia 4.25%

Beverages 1.15%
Coca-Cola Amatil Ltd.	3,287	38,696

Construction & Engineering 1.20%
Leighton Holdings Ltd.	2,088	40,662

Health Care Providers & Services 1.07%
Sonic Healthcare Ltd.	3,123	36,031

Media 0.29%
Seven West Media Ltd.	2,992	9,915

Real Estate Investment Trusts 0.54%
GPT Group	5,822	18,281

Total Australia		143,585

Belgium 1.99%

Beverages
Anheuser-Busch InBev NV	1,095	67,041

Brazil 0.68%

Household Durables
PDG Realty SA Empreendimentos e Participacoes	7,264	22,977

Canada 1.87%

Metals & Mining
Yamana Gold, Inc.	4,300	63,167

Finland 0.95%

Electric: Utilities
Fortum OYJ	1,499	$31,992

France 4.48%

Aerospace & Defense 1.02%
Safran SA	1,146	34,418

Construction & Engineering 0.87%
Vinci SA	670	29,275

Electrical Equipment 0.86%
Alstom SA	960	29,111

Food & Staples Retailing 0.44%
Carrefour SA	653	14,887

Oil, Gas & Consumable Fuels 1.29%
Total SA	850	43,455

Total France		151,146

Germany 5.75%

Air Freight & Logistics 1.19%
Deutsche Post AG Registered Shares	2,608	40,100

Electric: Utilities 1.02%
E. On AG	1,607	34,671

Health Care Equipment & Supplies 1.58%
Fresenius SE & Co. KGaA	577	53,380

Household Products 0.98%
Henkel KGaA	684	33,109

Software 0.98%
SAP AG	625	33,044

Total Germany		194,304

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value
Hong Kong 3.38%

Auto Components 0.47%
Minth Group Ltd.	17,000	$15,957

Chemicals 0.51%
Huabao International Holdings Ltd.	33,868	17,312

Real Estate Management & Development 1.69%
New World Development Co., Ltd.	31,000	24,987
Wharf Holdings Ltd. (The)	7,100	32,087

		57,074

Water Utilities 0.71%
Guangdong Investment Ltd.	39,480	23,942

Total Hong Kong		114,285

Indonesia 0.78%

Commercial Banks
PT Bank Negara Indonesia (Persero) Tbk	62,894	26,358

Israel 1.58%

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	1,320	53,275

Italy 1.97%

Commercial Banks 1.06%
Intesa Sanpaolo SpA	21,327	35,717

Diversified Telecommunication Services 0.91%
Telecom Italia SpA	28,771	30,944

Total Italy		66,661

Japan 16.00%

Auto Components 0.75%
Bridgestone Corp.	1,111	$25,188

Automobiles 1.74%
Honda Motor Co., Ltd.	1,930	58,876

Chemicals 1.02%
Asahi Kasei Corp.	5,715	34,452

Commercial Banks 0.96%
Bank of Yokohama Ltd. (The)	6,855	32,418

Consumer Finance 0.74%
ORIX Corp.	304	25,120

Diversified Telecommunication Services 1.67%
Nippon Telegraph & Telephone Corp.	1,100	56,236

Electric: Utilities 0.77%
Kansai Electric Power Co., Inc. (The)	1,700	26,084

Electronic Equipment, Instruments & Components 1.01%
Hitachi Ltd.	6,500	34,117

Office Electronics 0.99%
Canon, Inc.	750	33,227

Oil, Gas & Consumable Fuels 1.00%
JX Holdings, Inc.	5,600	33,831

Real Estate Management & Development 0.52%
Sumitomo Realty & Development Co., Ltd.	1,000	17,513

Road & Rail 1.89%
East Japan Railway Co.	1,000	63,661

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Trading Companies & Distributors 2.94%
Mitsui & Co., Ltd.	3,340	$51,942
Sumitomo Corp.	3,500	47,382

		99,324

Total Japan		540,047

Netherlands 2.55%

Diversified Financial Services 1.02%
ING Groep NV CVA*	4,770	34,325

Food & Staples Retailing 1.53%
Koninklijke Ahold NV	3,835	51,645

Total Netherlands		85,970

Norway 2.66%

Commercial Banks 0.96%
DnB NOR ASA	3,295	32,257

Diversified Telecommunication Services 1.70%
Telenor ASA	3,502	57,441

Total Norway		89,698

Poland 0.73%

Electric: Utilities
PGE SA	4,089	24,528

Russia 0.63%

Oil, Gas & Consumable Fuels
Gazprom OAO ADR	2,000	21,320

Singapore 2.61%

Commercial Banks 1.08%
DBS Group Holdings Ltd.	4,096	36,379

Industrial Conglomerates 1.53%
Keppel Corp., Ltd.	7,200	51,625

Total Singapore		88,004

South Korea 2.62%

Auto Components 0.74%
Hyundai Mobis	99	$25,153

Commercial Banks 0.91%
DGB Financial Group, Inc.*	2,740	30,802

Tobacco 0.97%
KT&G Corp.	462	32,645

Total South Korea		88,600

Sweden 2.52%

Commercial Banks 1.33%
Swedbank AB A Shares	3,454	44,743

Communications Equipment 1.19%
Telefonaktiebolaget LM Ericsson ADR	3,980	40,317

Total Sweden		85,060

Switzerland 5.37%

Chemicals 0.95%
Syngenta AG Registered Shares*	109	31,912

Food Products 1.41%
Nestle SA Registered Shares	828	47,601

Insurance 1.28%
Swiss Re Ltd.*	851	43,370

Pharmaceuticals 1.73%
Novartis AG Registered Shares	1,019	58,257

Total Switzerland		181,140

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value
Taiwan 0.63%

Computers & Peripherals
Asustek Computer, Inc.	3,000	$21,351

Thailand 1.53%

Commercial Banks
Bangkok Bank Public Co., Ltd.	9,970	51,825

Turkey 0.69%

Diversified Telecommunication Services
Turk Telekomunikasyon AS	6,263	23,217

United Kingdom 26.97%

Commercial Banks 2.70%
Barclays plc	11,874	32,464
HSBC Holdings plc ADR	721	27,470
Lloyds Banking Group plc*	77,993	31,377

		91,311

Food & Staples Retailing 1.41%
Tesco plc	7,611	47,687

Food Products 1.49%
Unilever plc	1,498	50,320

Health Care Equipment & Supplies 1.21%
Smith & Nephew plc	4,209	40,886

Insurance 2.36%
Aviva plc	6,225	29,079
Prudential plc	5,105	50,621

		79,700

Media 2.90%
British Sky Broadcasting Group plc	2,956	33,627
Pearson plc	1,124	$21,121
Reed Elsevier plc	5,347	43,097

		97,845

Metals & Mining 3.25%
Anglo American plc	1,409	52,056
Vedanta Resources plc	1,043	16,441
Xstrata plc	2,712	41,191

		109,688

Multi-Utilities 1.13%
National Grid plc	3,919	38,039

Oil, Gas & Consumable Fuels 3.58%
Afren plc*	12,893	17,160
BG Group plc	1,637	34,994
Tullow Oil plc	3,151	68,607

		120,761

Pharmaceuticals 1.80%
GlaxoSmithKline plc ADR	1,328	60,597

Road & Rail 0.99%
FirstGroup plc	6,360	33,385

Tobacco 2.07%
British American Tobacco plc	421	19,977
Imperial Tobacco Group plc	1,322	49,992

		69,969

Wireless Telecommunication Services 2.08%
Vodafone Group plc	25,318	70,342

Total United Kingdom		910,530

Total Common Stocks (cost $3,357,104)		3,184,229

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	U.S. $ Fair Value

PREFERRED STOCKS 1.30%

Brazil 0.49%

Independent Power Producers & Energy Traders
Companhia Energetica de Sao Paulo B Shares	920	$16,301

Germany 0.81%

Automobiles
Volkswagen AG	183	27,415

Total Preferred Stocks (cost $46,166)		43,716

Total Long-Term Investments (cost $3,403,270)		3,227,945

	Principal Amount (000)

SHORT-TERM INVESTMENT 8.63%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $280,000 of U.S. Treasury Note at 4.25% due 11/15/2013; value: $302,050; proceeds: $291,364 (cost $291,364)	$291,364	291,364

Total Investments in Securities 104.25% (cost $3,694,634)		3,519,309

Liabilities in Excess of Foreign Cash and Other Assets (4.25)%		(143,359)

Net Assets 100%		$3,375,950

ADR	American Depositary Receipt.
*	Non-income producing security.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $3,694,634)	$3,519,309
Foreign cash, at value (cost $24,472)	24,392
Receivables:
Capital shares sold	25,506
From advisor (See Note 3)	22,615
Interest and dividends	5,480
Prepaid expenses	7
Total assets	3,597,309
LIABILITIES:
Payables:
Investment securities purchased	143,380
Management fee	1,976
Fund administration	105
Directors’ fees	37
Accrued expenses and other liabilities	75,861
Total liabilities	221,359
NET ASSETS	$3,375,950
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,671,217
Distributions in excess of net investment income	(1,331)
Accumulated net realized loss on investments and foreign currency related transactions	(118,372)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(175,564)
Net Assets	$3,375,950
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	250,418
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.48

See Notes to Financial Statements.

12

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $3,125)	$40,305
Interest	10
Total investment income	40,315
Expenses:
Management fee	11,922
Custody	88,732
Professional	42,649
Reports to shareholders	15,887
Shareholder servicing	8,043
Offering costs	3,122
Fund administration	636
Directors’ fees	51
Other	1,017
Gross expenses	172,059
Expense reductions (See Note 7)	(1)
Management fee waived and expenses reimbursed (See Note 3)	(158,229)
Net expenses	13,829
Net investment income	26,486
Net realized and unrealized loss:
Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(115,655)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(214,500)
Net realized and unrealized loss	(330,155)
Net Decrease in Net Assets Resulting From Operations	$(303,669)

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2011	For the Period Ended December 31, 2010*
Operations:
Net investment income	$26,486	$2,324
Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions	(115,655)	(3,016)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(214,500)	38,936
Net increase (decrease) in net assets resulting from operations	(303,669)	38,244
Distributions to shareholders from:
Net investment income	(28,171)	(2,100)
Capital share transactions (See Note 10):
Proceeds from sales of shares	3,178,683	562,066
Reinvestment of distributions	28,171	2,099
Cost of shares reacquired	(84,236)	(15,137)
Net increase in net assets resulting from capital share transactions	3,122,618	549,028
Net increase in net assets	2,790,778	585,172
NET ASSETS:
Beginning of period	$585,172	$–
End of period	$3,375,950	$585,172
Distributions in excess of net investment income	$(1,331)	$(374)

*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

14

Financial Highlights

	Year Ended 12/31/2011	4/16/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.72	$15.00

Investment operations:

Net investment income(b)		.01

Net realized and unrealized loss		(.37)

Total from investment operations		(.36)

Net asset value on, SEC Effective Date, 5/1/2010		$14.64

Investment operations:

Net investment income(b)	.24	.10

Net realized and unrealized gain (loss)	(2.36)	1.04

Total from investment operations	(2.12)	1.14

Distributions to shareholders from:

Net investment income	(.12)	(.06)

Net asset value, end of period	$13.48	$15.72

Total Return(c)		5.20	%(d)(e)

Total Return(c)	(13.47)%	7.79	%(d)(f)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87	%(g)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87	%(g)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	10.75%	63.34	%(g)

Net investment income	1.65%	1.02	%(g)

Supplemental Data:
Net assets, end of period (000)	$3,376	$585

Portfolio turnover rate	61.91%	50.25%

(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

See Notes to Financial Statements.

15

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax

16

Notes to Financial Statements (continued)

returns remains open for the fiscal period ended December 31, 2010 and fiscal year ended

December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments (net of foreign capital gains tax) and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

17

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,095,629	$88,600	$–	$3,184,229
Preferred Stocks	43,716	–	–	43,716
Repurchase Agreement	–	291,364	–	291,364
Total	$3,139,345	$379,964	$–	$3,519,309

*	See Schedule of Investments for fair values in each industry.

As of December 31, 2010, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded, which resulted in Level 1 inputs for all foreign securities. As of December 31, 2011, the Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for certain foreign securities. Accordingly, the valuations of certain foreign securities as of December 31, 2011 were categorized as Level 2 inputs. During the period ended December 31, 2011, certain foreign securities held by the Fund that were classified as Level 1 as of December 31, 2010 that remain on the portfolio as of December 31, 2011 were transferred from Level 1 to Level 2.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .87%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $5,563 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2011 and fiscal period ended December 31, 2010 was as follows:

	Year Ended 12/31/2011	Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$28,171	$2,100
Total distributions paid	$28,171	$2,100

*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

19

Notes to Financial Statements (continued)

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(40,771)
Temporary differences	(25,334)
Unrealized losses–net	(229,162)
Total accumulated losses–net	$(295,267)

*	As of December 31, 2011, the capital loss carryforwards, along with the related expiration dates, were as follows:

2018	Indefinite	Total
$814	$39,957	$40,771

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $24,229 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,748,232
Gross unrealized gain	46,736
Gross unrealized loss	(275,659)
Net unrealized security loss	$(228,923)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$728	$(299)	$(429)

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain distributions, and certain securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$ 3,960,046	$991,198

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

20

Notes to Financial Statements (continued)

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

21

Notes to Financial Statements (continued)

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Period Ended December 31, 2010†
Shares sold	216,215	38,067
Reinvestment of distributions	2,119	135
Shares reacquired	(5,151)	(967)
Increase	213,183	37,235

†	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period April 16, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period April 16, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

23

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009-2010) and Adelphia Communications Inc. (2003-2007).

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991-2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991-2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004-2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004-2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004-2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003-2007).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004-2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005-2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst–other investment strategies (2000-2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999-2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004-2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005-2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board noted that the Fund had only commenced investment operations on April 16, 2010 and thus it was not possible to draw definitive conclusions regarding its investment performance or level of expenses. The Board observed that the Fund’s investment performance was in the third quintile of its performance universe for the eight-month period and the fourth quintile for the one-year period and the period since performance inception. The Board also observed that the investment performance of the Fund was lower than that of Lipper Variable Underlying Funds International Core Index for each of those periods.

29

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately four basis points below the median of the peer group and the actual management and administrative service fees were approximately seventy-seven basis points below the median of the peer group. The Board observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately thirty-nine basis points below the median of the peer group. The Board noted that for each of the periods considered, a larger shareholder base would have altered the Fund’s actual fees and expenses. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 0.87%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board

30

concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

The Fund intends to pass through foreign source income of $44,498 and foreign taxes of $3,107.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

International Core Equity Portfolio

SFICE-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund—International Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – International Opportunities Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -15.72%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,1 which returned -14.49% over the same period.

Overall, global markets had a volatile run during the 12-month period, with emerging markets faring badly compared with global developed markets. Within emerging markets, Asian and Latin American countries generally posted negative returns, as Europe’s sovereign debt problems have caused investors to seek safer investments. Within developed markets, the eurozone generally posted negative returns, as concerns about sovereign debt crises in Greece, Italy, and Portugal remained. However, certain areas, such as Switzerland, the Netherlands, and the Scandinavian region, have been insulated from these problems.

1

The currency exposures of the Fund’s portfolio relative to the index, which are residual of the stock-selection process, detracted collectively from performance more than stock selection or sector allocation. Also detracting from Fund performance was stock selection in the financials and consumer discretionary sectors. Within the financials sector, shares of Milano Assicurazioni SpA, an Italy-based insurance company, fell during the third quarter as a result of market volatility and overall concerns about the impact of the European sovereign debt crisis. In addition, shares of EFG International AG, a Switzerland-based private banking and asset management company, were hurt by a strengthening Swiss franc, which negatively affected the company’s revenues, and by the resignation of the company’s CEO. As a result, the company lowered its 2011 profit estimate. Within the consumer discretionary sector, shares of Safilo Group SpA, an Italy-based eyewear company, dropped upon the announcement of management’s disappointing four year plan, largely due to a difficult macro environment and concerns about whether the company will renew its Armani license.

Contributing to the Fund’s performance was stock selection in the materials and information technology sectors. Within the materials sector, FP Corporation, a Japan-based manufacturer of food containers, profited from an increase in product prices in order to combat high raw material costs. The company also gained from a rise in sales of new products, including the temperature-resistant Multi FP trays, which are expected to continue to add to sales growth. In addition, shares of Equinox Minerals Limited, a Canada-based international mining and exploration company, rose when Minmetals Resources Ltd., a Hong Kong-based metals trader, announced its bid for Equinox, which caused expectations that rival bids would emerge. As a result, Barrick Gold Corporation, a Canada-based gold producer, outbid Minmetals, which boosted the share price even further. Within the information technology sector, Gree, Inc., a Japan-based social networking service operator, benefited from greater than expected sales due to both domestic and overseas growth. The company continues to attract customers through an increased assortment of in-house games and vigorous ad campaigns.

1 The S&P Developed Ex-U.S. SmallCap® Index is a component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual reconstitution, using end of July data.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher

2

or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

	1 Year	5 Years	10 Years
Class VC	-15.72%	-5.17%	5.81%

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$1,309.30	$6.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$6.11

†	Net expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Consumer Discretionary	17.42%
Consumer Staples	11.46%
Energy	6.56%
Financials	10.55%
Health Care	3.51%
Industrials	24.06%
Information Technology	11.00%
Materials	9.80%
Telecommunication Services	0.75%
Utilities	2.56%
Short-Term Investment	2.33%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 97.53%

COMMON STOCKS 96.81%

Australia 4.33%

Beverages 0.98%
Treasury Wine Estates Ltd.	112,072	$422

Chemicals 1.57%
Incitec Pivot Ltd.	211,948	674

Health Care Equipment & Supplies 0.73%
Ansell Ltd.	21,185	315

Trading Companies & Distributors 1.05%
Emeco Holdings Ltd.	455,085	449

Total Australia		1,860

Belgium 1.46%

Electric: Utilities
Elia System Operator SA/NV	16,211	628

Brazil 2.12%

Electric: Utilities 1.09%
Equatorial Energia SA	69,000	469

Insurance 0.48%
Brasil Insurance Participacoes e Administracao SA	22,300	203

Real Estate Management & Development 0.55%
BR Properties SA	23,800	236

Total Brazil		908

Canada 3.36%

Metals & Mining 2.15%
Centerra Gold, Inc.	14,212	251
HudBay Minerals, Inc.	21,302	212
Quadra FNX Mining Ltd. *	31,006	459

		922

Investments	Shares	U.S. $ Fair Value (000)
Oil, Gas & Consumable Fuels 1.21%
Bankers Petroleum Ltd. *	119,000	$519

Total Canada		1,441

Finland 0.93%

Leisure Equipment & Products
Amer Sports OYJ A Shares	34,094	397

France 4.85%

Beverages 1.09%
Remy Cointreau SA	5,803	466

Computers & Peripherals 2.02%
Gemalto NV	17,811	866

Information Technology Services 0.67%
AtoS SA	6,580	289

Media 1.07%
Ipsos SA	16,173	460

Total France		2,081

Germany 8.89%

Aerospace & Defense 1.68%
MTU Aero Engines Holding AG	11,239	719

Building Products 0.68%
NORMA Group *	14,004	290

Chemicals 0.69%
Symrise GmbH & Co. AG	11,105	296

Industrial Conglomerates 1.05%
Rheinmetall AG	10,143	449

Life Sciences Tools & Services 1.51%
Gerresheimer AG	15,591	650

Machinery 0.43%
Deutz AG *	35,080	187

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Semiconductors & Semiconductor Equipment 0.75%
Dialog Semiconductor plc *	19,737	$321

Trading Companies & Distributors 0.96%
Kloeckner & Co. SE	32,102	412

Transportation Infrastructure 1.14%
Hamburger Hafen und Logistik AG	16,603	491

Total Germany		3,815

Hong Kong 4.09%

Auto Components 1.10%
Minth Group Ltd.	504,000	473

Communications Equipment 0.67%
VTech Holdings Ltd.	28,700	288

Construction & Engineering 1.32%
China State Construction International Holdings Ltd.	798,400	566

Hotels, Restaurants & Leisure 1.00%
REXLot Holdings Ltd.	6,500,000	427

Total Hong Kong		1,754

Indonesia 0.97%

Consumer Finance
PT Clipan Finance Indonesia Tbk	8,786,400	417

Ireland 0.48%

Beverages
C&C Group plc	55,963	208

Italy 2.81%

Beverages 1.08%
Davide Campari-Milano SpA	69,436	462

Internet & Catalog Retail 0.54%
Yoox SpA *	21,435	231

Investments	Shares	U.S. $ Fair Value (000)
Textiles, Apparel & Luxury Goods 1.19%
Safilo Group SpA *	34,132	$216
Salvatore Ferragamo Italia SpA *	22,533	297

		513

Total Italy		1,206

Japan 21.28%

Chemicals 1.27%
ZEON Corp.	63,000	547

Commercial Services & Supplies 1.57%
Park24 Co., Ltd.	50,700	673

Communications Equipment 1.30%
Hitachi Kokusai Electric, Inc.	69,000	560

Containers & Packaging 1.98%
FP Corp.	13,100	848

Diversified Consumer Services 1.02%
Benesse Holdings, Inc.	9,000	436

Food & Staples Retailing 2.43%
FamilyMart Co., Ltd.	15,800	638
Sundrug Co., Ltd.	13,300	403

		1,041

Food Products 0.57%
Mitsui Sugar Co., Ltd.	72,000	246

Health Care Equipment & Supplies 1.26%
Hogy Medical Co., Ltd.	12,800	541

Information Technology Services 0.99%
Obic Co., Ltd.	2,220	425

Machinery 3.16%
Hitachi Construction Machinery Co., Ltd.	17,100	288

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Machinery (continued)
Makita Corp.	6,700	$217
Nabtesco Corp.	27,300	497
Sumitomo Heavy Industries Ltd.	61,000	356

		1,358

Multi-Line Retail 1.74%
Don Quijote Co., Ltd.	21,700	745

Real Estate Investment Trusts 0.36%
United Urban Investment Corp.	137	155

Software 1.69%
Capcom Co., Ltd.	30,700	725

Specialty Retail 1.19%
Nitori Holdings Co., Ltd.	5,450	511

Wireless Telecommunication Services 0.75%
Okinawa Cellular Telephone Co.	152	323

Total Japan		9,134

Netherlands 2.41%

Professional Services 1.21%
Brunel International NV	17,610	519

Semiconductors & Semiconductor Equipment 1.20%
ASM International NV	17,440	514

Total Netherlands		1,033

Norway 2.78%

Energy Equipment & Services 1.36%
Electromagnetic GeoServices ASA *	149,860	333
Ocean Rig UDW, Inc. *	20,651	252

		585

Investments	Shares	U.S. $ Fair Value (000)
Specialty Retail 1.42%
Statoil Fuel & Retail ASA *	81,610	$609

Total Norway		1,194

Philippines 2.87%

Commercial Banks 1.03%
BDO Unibank, Inc.	329,080	443

Real Estate Management & Development 1.84%
Filinvest Land, Inc.	16,043,000	362
Megaworld Corp.	10,939,000	425

		787

Total Philippines		1,230

Singapore 0.58%

Real Estate Investment Trusts
Suntec REIT	298,000	247

South Africa 1.13%

Specialty Retail
Lewis Group Ltd.	48,968	486

South Korea 1.85%

Auto Components 1.09%
Mando Corp.	2,605	467

Commercial Banks 0.76%
DGB Financial Group, Inc. *	29,050	326

Total South Korea		793

Spain 2.66%

Food Products
Ebro Foods SA	32,801	609
Viscofan SA	14,377	534

Total Spain		1,143

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Sweden 4.42%

Commercial Services & Supplies 3.62%
Intrum Justitia AB	69,711	$1,092
Loomis AB	32,057	461

		1,553

Food & Staples Retailing 0.80%
Axfood AB	9,368	345

Total Sweden		1,898

Switzerland 1.06%

Capital Markets 0.42%
EFG International AG *	23,921	181

Household Durables 0.64%
Forbo Holding AG Registered Shares *	522	274

Total Switzerland		455

United Kingdom 21.48%

Airlines 1.51%
easyJet plc *	106,018	647

Beverages 1.34%
Britvic plc	115,365	576

Capital Markets 1.08%
3i Group plc	165,199	464

Chemicals 1.21%
Croda International plc	18,570	520

Commercial Services & Supplies 1.57%
Aggreko plc	7,409	232
Regus plc	335,111	440

		672

Electrical Equipment 0.01%
Ceres Power Holdings plc *	51,000	6

Investments	Shares	U.S. $ Fair Value (000)
Electronic Equipment, Instruments & Components 0.70%
Premier Farnell plc	106,526	$298

Hotels, Restaurants & Leisure 1.41%
Bwin.Party Digital Entertainment plc	237,233	604

Industrial Conglomerates 0.53%
Lonrho plc *	1,571,602	227

Insurance 2.47%
Amlin plc	113,256	552
Catlin Group Ltd.	82,182	509

		1,061

Internet Software & Services 0.99%
Telecity Group plc *	42,391	426

Media 1.15%
Aegis Group plc	220,254	494

Metals & Mining 0.92%
New World Resources plc A Shares	57,115	393

Multi-Line Retail 0.79%
Debenhams plc	373,842	340

Oil, Gas & Consumable Fuels 3.98%
Afren plc *	338,864	451
Dragon Oil plc	62,940	447
Max Petroleum plc *	1,067,061	178
Premier Oil plc *	112,193	633

		1,709

Professional Services 1.82%
Intertek Group plc	18,173	574
Michael Page International plc	38,239	207

		781

Total United Kingdom		9,218

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

December 31, 2011

Investments	Shares	U.S. $ Fair Value (000)
Total Common Stocks (cost $44,505,539)		$41,546

PREFERRED STOCK 0.72%

Brazil

Machinery
Marcopolo SA (cost $301,732)	81,494	310

Total Long-Term Investments (cost $44,807,271)		41,856

	Principal Amount (000)

SHORT-TERM INVESTMENT 2.32%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $945,000 of U.S. Treasury Note at 4.25% due 11/15/2013; value: $1,019,419; proceeds: $996,888 (cost $996,887)	$997	997

Total Investments in Securities 99.85% (cost $45,804,158)		42,853

Foreign Cash and Other Assets in Excess of Liabilities 0.15%		64

Net Assets 100.00%		$42,917

*	Non-income producing security.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $45,804,158)	$42,852,706
Foreign cash, at value (cost $121,143)	116,340
Receivables:
Interest and dividends	72,075
From advisor (See Note 3)	21,098
Capital shares sold	13,447
Prepaid expenses	390
Total assets	43,076,056
LIABILITIES:
Payables:
Management fee	27,048
Capital shares reacquired	9,643
Directors’ fees	3,796
Fund administration	1,443
Accrued expenses and other liabilities	117,079
Total liabilities	159,009
NET ASSETS	$42,917,047
COMPOSITION OF NET ASSETS:
Paid-in capital	$46,759,486
Distributions in excess of net investment income	(41,714)
Accumulated net realized loss on investments and foreign currency related transactions	(844,095)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,956,630)
Net Assets	$42,917,047
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	5,875,608
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$7.30

See Notes to Financial Statements.

12

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $77,157)	$1,117,029
Interest and other	1,659
Total investment income	1,118,688
Expenses:
Management fee	375,905
Shareholder servicing	155,578
Custody	96,890
Professional	49,570
Reports to shareholders	48,064
Fund administration	20,048
Directors’ fees	1,609
Other	11,063
Gross expenses	758,727
Expense reductions (See Note 7)	(49)
Management fee waived (See Note 3)	(157,230)
Net expenses	601,448
Net investment income	517,240
Net realized and unrealized gain (loss):
Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions	3,083,601
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,729,596)
Net realized and unrealized loss	(8,645,995)
Net Decrease in Net Assets Resulting From Operations	$(8,128,755)

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$517,240	$404,170
Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions	3,083,601	7,114,979
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,729,596)	1,684,283
Net increase (decrease) in net assets resulting from operations	(8,128,755)	9,203,432
Distributions to shareholders from:
Net investment income	(477,299)	(374,581)
Capital share transactions (See Note 10):
Proceeds from sales of shares	12,723,271	14,587,155
Reinvestment of distributions	477,299	374,581
Cost of shares reacquired	(14,308,016)	(15,170,326)
Net decrease in net assets resulting from capital share transactions	(1,107,446)	(208,590)
Net increase (decrease) in net assets	(9,713,500)	8,620,261
NET ASSETS:
Beginning of year	$52,630,547	$44,010,286
End of year	$42,917,047	$52,630,547
Distributions in excess of net investment income	$(41,714)	$(55,391)

See Notes to Financial Statements.

14

Financial Highlights

	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.76	$7.28	$4.99	$10.83	$11.89

Investment operations:

Net investment income(a)	.09	.07	.06	.10	.08

Net realized and unrealized gain (loss)	(1.47)	1.47	2.33	(5.69)	.44

Total from investment operations	(1.38)	1.54	2.39	(5.59)	.52

Distributions to shareholders from:

Net investment income	(.08)	(.06)	(.10)	(.05)	(.11)

Net realized gain	–	–	–	(.20)	(1.47)

Total distributions	(.08)	(.06)	(.10)	(.25)	(1.58)

Net asset value, end of year	$7.30	$8.76	$7.28	$4.99	$10.83

Total Return(b)	(15.72)%	21.22%	47.87%	(51.53)%	4.73%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.15%	1.06%	1.15%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.15%	1.06%	1.15%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.41%	1.58%	1.53%	1.36%

Net investment income	1.03%	.88%	1.04%	1.31%	.67%

Supplemental Data:
Net assets, end of year (000)	$42,917	$52,631	$44,010	$21,594	$33,963

Portfolio turnover rate	99.73%	86.71%	104.65%	123.71%	106.30%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

15

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax

16

Notes to Financial Statements (continued)

returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments (net of foreign capital gains tax) and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

17

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$39,523	$2,023	$–	$41,546
Preferred Stock	310	–	–	310
Repurchase Agreement	–	997	–	997
Total	$39,833	$3,020	$–	$42,853

*	See Schedule of Investments for fair values in each industry.

As of December 31, 2010, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded, which resulted in Level 1 inputs for all foreign securities. As of December 31, 2011, the Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to more accurately reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for certain foreign securities. Accordingly, the valuations of certain foreign securities as of December 31, 2011 were categorized as Level 2 inputs. During the period ended December 31, 2011, certain foreign securities held by the Fund that were classified as Level 1 as of December 31, 2010 that remain on the portfolio as of December 31, 2011 were transferred from Level 1 to Level 2.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .44% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $136,373 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$477,299	$374,581
Total distributions paid	$477,299	$374,581

19

Notes to Financial Statements (continued)

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(42,968)
Temporary differences	(343,474)
Unrealized losses—net	(3,455,997)
Total accumulated losses—net	$(3,842,439)

*As	of December 31, 2011, the Fund had a capital loss carryforward of $42,968 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $25,072 and post-October capital losses of $314,606 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$46,303,525
Gross unrealized gain	2,422,332
Gross unrealized loss	(5,873,151)
Net unrealized security loss	$(3,450,819)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ (26,264)	$29,154	$(2,890)

The permanent differences are attributable to the tax treatment of certain distributions, foreign currency transactions and certain securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$49,133,934	$49,988,571

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

20

Notes to Financial Statements (continued)

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

21

Notes to Financial Statements (concluded)

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,515,367	1,905,221
Reinvestment of distribution	66,145	43,658
Shares reacquired	(1,712,903)	(1,989,589)
Decrease	(131,391)	(40,710)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

23

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management for the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc.
(1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010) and Adelphia Communications Inc. (2003-2007).

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp.
(1991-2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp.
(1991-2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004-2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004-2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004-2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc.
(2003-2007).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004-2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005–2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000-2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999-2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004-2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005-2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the investment performance of the Fund was in the fourth quintile of its performance universe for the eight-month period, the second quintile for the one-year and ten-year periods, the first quintile for the three-year period, and the third quintile for the five-year period. The Board also observed that the performance of the Fund was lower than that of the Lipper Variable Underlying Funds International Growth Index for the eight-month and five-year periods and higher than that of the Index for the one-year, three-year, and ten-year periods.

29

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately fourteen basis points below the median of the peer group and the actual management and administrative services fees were approximately thirty-five basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately nineteen basis points below the median of the peer group. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 1.20%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

30

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

The Fund intends to pass through foreign source income of $1,194,186 and foreign taxes of $75,786.

32

This report, when not used for the general
information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund
shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord
Abbett Series Fund, Inc.

International Opportunities Portfolio

SFIO-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Mid Cap Value Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund—Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31,
2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead
Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Mid Cap Value Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year
ended December 31, 2011, the Fund returned -4.01%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned -1.38% over the same period.

The 12-month period was challenging for the Fund’s
strategy, as investors focused more on geopolitical and macroeconomic factors than on the fundamentals of individual companies. The market endured several disruptive events during the period, including a devastating earthquake in Japan, flooding in
Thailand, a downgrade of U.S. government bonds, political turmoil in Northern Africa and the Middle East, and a European sovereign debt crisis. Despite these events, the economy in the United States has been resilient, with continued economic growth and improving employment trends late in the year.

The Fund’s underweight positioning in the defensive utilities sector detracted from the Fund’s performance, as the sector

1

was the best performing group within the index during the period. The Fund’s performance was negatively affected by stock selection and an underweight position within the consumer staples sector. Shares of agribusiness and food company Bunge Ltd. declined over the period as a result of margin pressure. Stock selection within the financials sector also detracted from performance, although our underweight positioning within this underperforming sector contributed to Fund performance. Shares of Lazard Ltd., an investment management and advisory firm, declined during the year as investors became concerned about the firm’s European exposure. Shares of Comerica, Inc., a bank with a substantial commercial lending operation, declined during the third quarter on concerns that a sluggish economy could impact loan growth.

Stock selection within the energy sector contributed to the Fund’s performance, as higher oil prices resulted in increased exploration and production activity. Shares of El Paso Corp., which owns and operates the largest natural gas pipeline system in North America, rose after the firm agreed to be acquired by Kinder Morgan. EQT Corp., a producer and distributor of natural gas in the United States, appreciated as the firm’s production growth was strong in 2011. The portfolio also benefited from stock selection and an overweight position in the health care sector. Our position in medical technology company
Kinetic Concepts, Inc. contributed to Fund performance after an announcement that the firm would be acquired by a group of private equity investors. Shares of Humana Inc., a managed care organization focusing on government customers, benefited from increased membership in the firm’s Medicare Advantage program and low health care utilization trends.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

2

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not
insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

1 Year

5 Years

10 Years

Class VC

-4.01%

-1.44%

4.66%

1    Performance for each unmanaged
index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following
page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value

Ending Account Value

Expenses Paid During Period†

7/1/11

12/31/11

7/1/11 - 12/31/11

Class VC

Actual

$
1,000.00

$
888.00

$
5.57

Hypothetical (5% Return Before Expenses)

$
1,000.00

$
1,019.31

$
5.96

†

  Net expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31,
2011

Sector*

%**

Consumer Discretionary

13.43%

Consumer Staples

3.77%

Energy

12.10%

Financials

16.52%

Health Care

9.20%

Industrials

15.82%

Information Technology

9.21%

Materials

11.62%

Telecommunication Services

1.12%

Utilities

3.80%

Short-Term Investment

3.41%

Total

100.00%

*

A sector may comprise several industries.

**

Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments

Shares

Fair Value (000)

COMMON STOCKS 97.39%

Aerospace & Defense 1.37%

Rockwell Collins, Inc.

102,300

$
5,664

Auto Components 0.46%

Lear Corp.

47,900

1,906

Beverages 1.72%

Beam, Inc.

90,700

4,647

Dr. Pepper Snapple Group, Inc.

63,100

2,491

Total

7,138

Building Products 0.38%

Fortune Brands Home & Security, Inc.*

92,200

1,570

Capital Markets 3.21%

Affiliated Managers Group, Inc.*

42,900

4,116

Lazard Ltd. Class A

255,000

6,658

LPL Investment Holdings, Inc.*

82,400

2,517

Total

13,291

Chemicals 4.55%

Air Products & Chemicals, Inc.

38,900

3,314

Ashland, Inc.

107,800

6,162

Celanese Corp. Series A

109,500

4,847

Eastman Chemical Co.

115,800

4,523

Total

18,846

Commercial Banks 7.44%

City National Corp.

112,530

4,972

Comerica, Inc.

152,900

3,945

Commerce Bancshares, Inc.

82,700

3,152

Cullen/Frost Bankers, Inc.

84,100

4,450

Hancock Holding Co.

150,500

4,811

M&T Bank Corp.

69,400

5,298

Signature Bank*

69,700

$
4,181

Total

30,809

Commercial Services & Supplies 1.69%

Dun & Bradstreet Corp. (The)

9,000

674

Republic Services, Inc.

229,200

6,314

Total

6,988

Construction & Engineering 2.46%

Jacobs Engineering Group, Inc.*

129,400

5,251

URS Corp.*

140,893

4,948

Total

10,199

Containers & Packaging 2.82%

Ball Corp.

76,100

2,718

Greif, Inc. Class A

105,700

4,815

Temple-Inland, Inc.

130,000

4,122

Total

11,655

Diversified Financial Services 0.44%

CIT Group, Inc.*

52,400

1,827

Diversified Telecommunication Services 1.14%

CenturyLink, Inc.

126,300

4,698

Electric: Utilities 1.97%

Northeast Utilities

69,563

2,509

NV Energy, Inc.

32,800

537

PPL Corp.

174,000

5,119

Total

8,165

Electrical Equipment 0.88%

AMETEK, Inc.

50,100

2,109

Woodward, Inc.

37,900

1,551

Total

3,660

See Notes to Financial
Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments

Shares

Fair Value (000)

Electronic Equipment, Instruments & Components 2.80%

Anixter International, Inc.*

77,379

$
4,615

Arrow Electronics, Inc.*

35,720

1,336

FLIR Systems, Inc.

59,711

1,497

TE Connectivity Ltd. (Switzerland)(a)

134,200

4,135

Total

11,583

Energy Equipment & Services 5.88%

Ensco plc ADR

73,400

3,444

GulfMark Offshore, Inc. Class A*

26,300

1,105

Halliburton Co.

90,900

3,137

Helmerich & Payne, Inc.

46,246

2,699

Rowan Cos., Inc.*

88,200

2,675

Superior Energy Services, Inc.*

152,000

4,323

Tidewater, Inc.

82,800

4,082

Weatherford International Ltd. (Switzerland)*(a)

197,900

2,897

Total

24,362

Food Products 2.08%

Bunge Ltd.

150,500

8,609

Gas Utilities 0.50%

Questar Corp.

104,400

2,073

Health Care Equipment & Supplies 0.90%

St. Jude Medical, Inc.

108,100

3,708

Health Care Providers & Services 4.19%

Coventry Health Care, Inc.*

120,600

3,663

DaVita, Inc.*

50,800

3,851

HealthSouth Corp.*

80,535

1,423

Humana, Inc.

35,000

3,066

McKesson Corp.

68,500

5,337

Total

17,340

Hotels, Restaurants & Leisure 0.16%

Darden Restaurants, Inc.

14,396

$
656

Household Durables 2.61%

Garmin Ltd. (Switzerland)(a)

57,899

2,305

Harman International Industries, Inc.

110,900

4,219

Tupperware Brands Corp.

76,400

4,276

Total

10,800

Industrial Conglomerates 0.73%

Tyco International Ltd. (Switzerland)(a)

65,000

3,036

Information Technology Services 2.59%

Fiserv, Inc.*

119,800

7,037

Western Union Co. (The)

201,700

3,683

Total

10,720

Insurance 4.72%

ACE Ltd. (Switzerland)(a)

59,600

4,179

Aon Corp.

58,100

2,719

Everest Re Group Ltd.

35,200

2,960

Marsh & McLennan Cos., Inc.

129,500

4,095

PartnerRe Ltd.

86,900

5,580

Total

19,533

Machinery 7.66%

Dover Corp.

107,000

6,211

Eaton Corp.

99,384

4,326

IDEX Corp.

47,339

1,757

Kennametal, Inc.

84,900

3,101

Pall Corp.

77,600

4,435

Parker Hannifin Corp.

39,000

2,974

SPX Corp.

35,200

2,121

Timken Co. (The)

12,500

484

Trinity Industries, Inc.

209,617

6,301

Total

31,710

See Notes to Financial
Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments

Shares

Fair Value (000)

Media 5.54%

Discovery Communications, Inc. Class A*

98,000

$
4,015

Interpublic Group of Cos., Inc. (The)

1,090,000

10,606

Omnicom Group, Inc.

186,800

8,327

Total

22,948

Metals & Mining 3.72%

Carpenter Technology Corp.

83,400

4,294

IAMGOLD Corp. (Canada)(a)

241,900

3,834

Reliance Steel & Aluminum Co.

128,902

6,276

Royal Gold, Inc.

14,500

978

Total

15,382

Multi-Line Retail 1.72%

Macy’s, Inc.

221,400

7,125

Multi-Utilities 1.36%

CMS Energy Corp.

254,679

5,623

Office Electronics 1.18%

Xerox Corp.

613,600

4,884

Oil, Gas & Consumable Fuels 6.31%

Cabot Oil & Gas Corp.

16,400

1,245

CONSOL Energy, Inc.

54,000

1,982

El Paso Corp.

151,200

4,017

EQT Corp.

166,500

9,122

QEP Resources, Inc.

209,000

6,124

Range Resources Corp.

58,800

3,642

Total

26,132

Paper & Forest Products 0.63%

International Paper Co.

88,600

2,623

Pharmaceuticals 4.19%

Mylan, Inc.*

434,300

9,320

Par Pharmaceutical Cos., Inc.*

76,600

2,507

Warner Chilcott plc Class A (Ireland)*(a)

185,465

$
2,806

Watson Pharmaceuticals, Inc.*

44,900

2,710

Total

17,343

Real Estate Investment Trusts 0.84%

Alexandria Real Estate Equities, Inc.

50,531

3,485

Road & Rail 0.78%

Kansas City Southern*

41,000

2,788

Knight Transportation, Inc.

27,000

421

Total

3,209

Semiconductors & Semiconductor Equipment 1.29%

Analog Devices, Inc.

63,553

2,274

Micron Technology, Inc.*

485,155

3,052

Total

5,326

Software 1.43%

Adobe Systems, Inc.*

99,765

2,820

Intuit, Inc.

59,000

3,103

Total

5,923

Specialty Retail 2.68%

Aeropostale, Inc.*

38,500

587

Guess?, Inc.

111,000

3,310

PetSmart, Inc.

27,400

1,405

Pier 1 Imports, Inc.*

417,000

5,809

Total

11,111

Textiles, Apparel & Luxury Goods 0.37%

PVH Corp.

21,600

1,523

Total Common Stocks (cost $359,618,242)

403,183

See Notes to Financial
Statements.

9

Schedule of Investments (concluded)

December 31, 2011

Investments

Principal Amount (000)

Fair Value (000)

SHORT-TERM INVESTMENT 3.44%

Repurchase Agreement

Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $13,480,000 of U.S Treasury Note at 4.25% due 11/15/2013; value: $14,541,550;
proceeds: $14,253,582 (cost $14,253,567)

$
14,254

$
14,254

Total Investments in Securities 100.83% (cost $373,871,809)

417,437

Liabilities in Excess of Other Assets (0.83)%

(3,433
)

Net Assets 100.00%

$
414,004

ADR

American Depositary Receipt.

*

Non-income producing security.

(a)

Foreign security traded in U.S. dollars.

See Notes to Financial
Statements.

10

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments in securities, at fair value (cost $373,871,809)

$
417,436,591

Cash

19,880

Receivables:

Investment securities sold

1,145,830

Interest and dividends

492,050

Capital shares sold

147,830

Prepaid expenses

3,819

Total assets

419,246,000

LIABILITIES:

Payables:

Investment securities purchased

3,523,557

Capital shares reacquired

858,724

Management fee

262,935

Directors’ fees

94,127

Fund administration

14,023

Accrued expenses and other liabilities

488,421

Total liabilities

5,241,787

NET ASSETS

$
414,004,213

COMPOSITION OF NET ASSETS:

Paid-in capital

$
569,535,656

Distributions in excess of net investment income

(93,202
)

Accumulated net realized loss on investments

(199,003,023
)

Net unrealized appreciation on investments

43,564,782

Net Assets

$
414,004,213

Outstanding shares (200 million shares of common stock authorized, $.001 par value)

26,100,271

  Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)

$15.86

See Notes to Financial
Statements.

11

Statement of Operations

For the Year Ended December 31, 2011

Investment income:

Dividends (net of foreign withholding taxes of $17,487)

$
6,355,986

Interest

1,122

Total investment income

6,357,108

Expenses:

Management fee

3,499,146

Shareholder servicing

1,548,931

Fund administration

186,621

Reports to shareholders

102,734

Professional

55,080

Custody

21,415

Directors’ fees

15,033

Other

9,706

Gross expenses

5,438,666

Expense reductions (See Note 7)

(465
)

Net expenses

5,438,201

Net investment income

918,907

Net realized and unrealized gain (loss):

Net realized gain on investments

47,979,993

Net change in unrealized appreciation/depreciation on investments

(65,006,924
)

Net realized and unrealized loss

(17,026,931
)

Net Decrease in Net Assets Resulting From Operations

$
(16,108,024
)

See Notes to Financial
Statements.

12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS

For the Year Ended December 31, 2011

For the Year Ended December 31, 2010

Operations:

Net investment income

$
918,907

$
1,753,924

Net realized gain on investments

47,979,993

76,909,643

Net change in unrealized appreciation/depreciation on investments

(65,006,924
)

27,202,122

Net increase (decrease) in net assets resulting from operations

(16,108,024
)

105,865,689

Distributions to shareholders from:

Net investment income

(921,578
)

(1,792,881
)

Capital share transactions (See Note 10):

Proceeds from sales of shares

28,054,140

21,920,143

Reinvestment of distributions

921,578

1,792,881

Cost of shares reacquired

(96,759,853
)

(99,594,418
)

Net decrease in net assets resulting from capital share transactions

(67,784,135
)

(75,881,394
)

Net increase (decrease) in net assets

(84,813,737
)

28,191,414

NET ASSETS:

Beginning of year

$
498,817,950

$
470,626,536

End of year

$
414,004,213

$
498,817,950

Distributions in excess of net investment income

$
(93,202
)

$
(90,219
)

See Notes to Financial
Statements.

13

Financial Highlights

Year Ended 12/31

2011

2010

2009

2008

2007

Per Share Operating Performance

Net asset value, beginning of year

$16.56

$13.26

$10.51

$18.90

$21.78

Investment operations:

Net investment income(a)

.03

.05

.05

.19

.09

Net realized and unrealized gain (loss)

(.69
)

3.31

2.76

(7.68
)

.07

Total from investment operations

(.66
)

3.36

2.81

(7.49
)

.16

Distributions to shareholders from:

Net investment income

(.04
)

(.06
)

(.06
)

(.21
)

(.10
)

Net realized gain

–

–

–

(.69
)

(2.94
)

Total distributions

(.04
)

(.06
)

(.06
)

(.90
)

(3.04
)

Net asset value, end of year

$ 15.86

$16.56

$13.26

$10.51

$18.90

Total Return(b)

(4.01
)%

25.43
%

26.62
%

(39.36
)%

.58
%

Ratios to Average Net Assets:

Expenses, including expense reductions

1.17
%

1.21
%

1.22
%

1.15
%

1.12
%

Expenses, excluding expense reductions

1.17
%

1.21
%

1.22
%

1.15
%

1.12
%

Net investment income

.20
%

.38
%

.48
%

1.21
%

.40
%

Supplemental Data:

Net assets, end of year (000)

$414,004

$498,818

$470,627

$537,364

$1,052,158

Portfolio turnover rate

41.69
%

68.22
%

112.51
%(c)

30.43
%

35.39
%(c)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Mid-Cap Value Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

16

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments;

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$403,183	$–	$–	$403,183
Repurchase Agreement	–	14,254	–	14,254
Total	$403,183	$14,254	$–	$417,437

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2011, the effective management fee was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators

17

Notes to Financial Statements (continued)

and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $1,499,597 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$921,578	$1,792,881
Total distributions paid	$921,578	$1,792,881

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(195,998,568)
Temporary differences	(1,623,821)
Unrealized gains—net	42,090,946
Total accumulated losses—net	$(155,531,443)

*	As of December 31, 2011, the Fund had a capital loss carryforward of $195,998,568 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $1,529,694 during fiscal 2011.

18

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$375,345,645
Gross unrealized gain	58,341,779
Gross unrealized loss	(16,250,833)
Net unrealized security gain	$42,090,946

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ (312)	$76,842	$(76,530)

The permanent differences are attributable to the tax treatment of certain securities and certain distributions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$ 191,914,995	$261,263,661

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

19

Notes to Financial Statements (concluded)

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,706,510	1,525,333
Reinvestment of distributions	58,737	108,562
Shares reacquired	(5,779,441)	(7,021,862)
Decrease	(4,014,194)	(5,387,967)

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Mid-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid-Cap Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.
Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.
Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.
Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999 - 2007).
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007).
Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.
Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.
Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.
Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).
Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).
Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the Fund’s investment performance was in the second quintile of its performance universe for the eight-month and one-year periods, the third quintile for the three-year period, the fifth quintile for the five-year period, and the fourth quintile for the ten-year period. The Board also observed that the investment performance was higher than that of the Lipper Variable Underlying Funds Mid-Cap Value Index for the eight-month, one-year, and three-year periods and lower than that of the Index for the five-year and ten-year periods.

27

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2009 Robert P. Fetch joined Jeff Diamond in exercising primary responsibility for the daily management of the Fund’s portfolio. The Board noted that Mr. Fetch had a very strong long-term performance record managing the Small Cap Value Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative service fees (calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets) and actual management and administrative services fees were each approximately one basis point below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2010 the total expense ratio of the Fund was approximately eleven basis points above the median of the peer group. The Board also considered the projected expense ratio and how that expense ratio would relate to those of the peer group.

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

28

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received reduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Mid-Cap Value Portfolio

LASFMCV-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Total Return Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Total Return Portfolio for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

During the 12-month period, the Fund returned 8.77%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Universal Index,1 which returned 7.40% over the same period.

Slower global economic growth and European sovereign debt concerns led to a general flight to quality and aversion to credit risk during the 12-month period. As a result, Treasuries and municipal bonds were two of the best performing sectors of the bond market for the 12-month period. Despite strong credit fundamentals, the investment-grade and high-yield corporate bond markets underperformed Treasuries.

The most significant factor contributing to Fund performance was the Fund’s overweight positioning in both investment-grade and high-yield (or “junk”) corporate bonds, particularly lower-rated investment-grade bonds and below investment-grade bonds. The Fund’s security selection within the investment-grade corporate bond sector had a positive effect on Fund performance,

1

as the Fund favored lower-quality securities, such as ‘BBB’ rated issues, which outperformed higher-rated securities such as ‘AAA’ and ‘AA’ rated issues. The Fund’s security selection within the high-yield (or “junk”) corporate bond sector also contributed to Fund performance, as the Fund favored the more highly rated ‘BB’ and ‘B’ credits, which outperformed lower-rated bonds. Also contributing to Fund performance was the Fund’s overweight in commercial mortgage-backed securities (CMBS).

Detracting from Fund performance was the Fund’s positioning in agency debentures. Both the Fund’s underweight and security selection within the sector detracted from Fund performance. The Fund added to its exposure to agency debentures throughout the period; however, the Fund remained underweight in the sector at the end of the period. In addition, the Fund’s security selection within the municipal bond sector detracted from Fund performance.

1   The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The index covers U.S. dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During each period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

	1 Year	Life of Class
Class VC2	8.77%	8.21%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class VC
Actual	$1,000.00	$1,053.30	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.26

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**
Auto	0.75%
Basic Industry	1.35%
Consumer Cyclical	2.10%
Consumer Discretionary	0.58%
Consumer Non-Cyclical	0.01%
Consumer Services	1.67%
Consumer Staples	1.73%
Energy	3.48%
Financial Services	20.02%
Foreign Government	0.97%
Health Care	1.64%
Integrated Oils	0.98%
Materials and Processing	4.28%
Municipal	0.48%
Producer Durables	0.63%
Technology	1.57%
Telecommunications	0.33%
Transportation	1.00%
U.S. Government	39.04%
Utilities	1.36%
Short Term Investment	16.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 112.96%

ASSET-BACKED SECURITIES 6.98%

Automobiles 3.99%
Ally Auto Receivables Trust 2011-2 A2	0.67%		10/15/2013	$35		$34,571
Ally Auto Receivables Trust 2011-3 A2	0.398%	#	1/15/2014	48		47,728
Ally Auto Receivables Trust 2011-4 A2	0.65%		3/17/2014	25		24,972
AmeriCredit Automobile Receivables Trust 2010-2 A2	1.22%		10/8/2013	9		9,098
AmeriCredit Automobile Receivables Trust 2010-3 A2	0.77%		12/9/2013	4		3,557
AmeriCredit Automobile Receivables Trust 2011-2 A2	0.90%		9/8/2014	27		27,328
AmeriCredit Automobile Receivables Trust 2011-3 A2	0.84%		11/10/2014	30		29,959
AmeriCredit Automobile Receivables Trust 2011-4 A2	0.92%		3/9/2015	30		29,964
BMW Vehicle Lease Trust 2010-1 A2	0.58%		9/17/2012	—	(a)	719
CarMax Auto Owner Trust 2010-2 A3	1.41%		2/16/2015	41		40,948
CarMax Auto Owner Trust 2010-3 A2	0.75%		9/16/2013	5		4,567
CarMax Auto Owner Trust 2011-1 A2	0.72%		11/15/2013	16		15,579
CarMax Auto Owner Trust 2011-3 A2	0.70%		11/17/2014	30		29,970
Chrysler Financial Auto Securitization Trust 2010-A A2	0.69%		1/8/2013	4		4,447
Mercedes-Benz Auto Lease Trust 2011-B A2†	0.90%		1/15/2014	30		29,991
Nissan Auto Lease Trust 2010-B A2	0.90%		5/15/2013	31		30,579
Santander Drive Auto Receivables Trust 2010-2 A2	0.95%		8/15/2013	13		13,120
Santander Drive Auto Receivables Trust 2010-3 A2	0.93%		6/17/2013	2		2,451
Santander Drive Auto Receivables Trust 2011-1 A2	0.94%		2/18/2014	25		24,976
Santander Drive Auto Receivables Trust 2011-2 A2	1.04%		4/15/2014	25		24,975
Santander Drive Auto Receivables Trust 2011-3 A2	1.11%		8/15/2014	20		19,982
Volkswagen Auto Lease Trust 2011-A A2	1.00%		2/20/2014	35		35,032
World Omni Automobile Lease Securitization Trust 2011-A A2	0.81%		10/15/2013	29		29,006

Total						513,519

Credit Cards 2.98%
American Express Issuance Trust 2005-2 A	0.348%	#	8/15/2013	100		99,981
Capital One Multi-Asset Execution Trust 2005-A1	0.348%	#	1/15/2015	70		69,993
Chase Issuance Trust 2009-A2	1.828%	#	4/15/2014	112		112,506
GE Capital Credit Card Master Note Trust 2009-2 A	3.69%		7/15/2015	100		101,589

Total						384,069

See Notes to Financial Statements.

6

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other 0.01%
SLM Student Loan Trust 2008-8 A1	0.918%	#	10/27/2014	$—	(a)	$998

Total Asset-Backed Securities (cost $898,885)						898,586

CORPORATE BONDS 41.73%

Air Transportation 0.09%
Continental Airlines, Inc.	6.545%		2/2/2019	—	(a)	946
Qantas Airways Ltd. (Australia)†(b)	6.05%		4/15/2016	10		10,336

Total						11,282

Apparel 0.17%
PVH Corp.	7.75%		11/15/2023	20		22,505

Auto Parts: Original Equipment 0.52%
BorgWarner, Inc.	8.00%		10/1/2019	34		40,845
Hertz Corp. (The)	7.50%		10/15/2018	25		26,250

Total						67,095

Automotive 0.39%
Cooper-Standard Automotive, Inc.	8.50%		5/1/2018	3		3,154
Ford Motor Co.	7.45%		7/16/2031	39		46,995

Total						50,149

Banks: Diversified 2.34%
Bank of America Corp.	5.625%		7/1/2020	5		4,626
Bank of America Corp.	7.625%		6/1/2019	45		46,605
Citigroup, Inc.	8.50%		5/22/2019	35		41,256
Goldman Sachs Group, Inc. (The)	6.60%		1/15/2012	11		11,015
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	79		87,370
JPMorgan Chase & Co.	4.35%		8/15/2021	57		57,677
Morgan Stanley	5.50%		7/28/2021	53		49,095
Provident Funding Associates LP/PFG Finance Corp.†	10.125%		2/15/2019	5		3,875

Total						301,519

Banks: Money Center 0.53%
Huntington Bancshares, Inc.	7.00%		12/15/2020	46		52,222
SVB Financial Group	5.375%		9/15/2020	16		16,420

Total						68,642

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.72%
Anheuser-Busch InBev Worldwide, Inc.	2.50%	3/26/2013	$74	$75,391
Bacardi Ltd.†	7.45%	4/1/2014	15	16,915

Total				92,306

Biotechnology Research & Production 0.93%
Amgen, Inc.	3.875%	11/15/2021	27	27,302
Amgen, Inc.	5.65%	6/15/2042	45	49,107
Bio-Rad Laboratories, Inc.	8.00%	9/15/2016	35	38,500
Laboratory Corp. of America Holdings	5.50%	2/1/2013	5	5,216

Total				120,125

Broadcasting 0.38%
Cox Communications, Inc.	4.625%	6/1/2013	5	5,273
Cox Communications, Inc.	7.125%	10/1/2012	42	43,984

Total				49,257

Brokers 0.37%
Raymond James Financial, Inc.	8.60%	8/15/2019	41	47,713

Building Materials 0.39%
Building Materials Corp. of America†	7.00%	2/15/2020	7	7,560
Holcim US Finance SARL & Cie SCS (Luxembourg)†(b)	6.00%	12/30/2019	5	5,161
Owens Corning, Inc.	9.00%	6/15/2019	31	37,036

Total				49,757

Business Services 1.15%
ERAC USA Finance LLC†	5.80%	10/15/2012	85	87,955
Great Lakes Dredge & Dock Corp.	7.375%	2/1/2019	31	30,845
Hillenbrand, Inc.	5.50%	7/15/2020	3	3,222
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings	10.25%	12/1/2017	10	9,375
Verisk Analytics, Inc.	4.875%	1/15/2019	13	13,135
Verisk Analytics, Inc.	5.80%	5/1/2021	3	3,235

Total				147,767

Cable Services 0.56%
CCH II LLC/CCH II Capital Corp.	13.50%	11/30/2016	3	3,325
Time Warner Cable, Inc.	5.50%	9/1/2041	22	23,270

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cable Services (continued)
Time Warner Cable, Inc.	7.30%	7/1/2038	$37	$45,107

Total				71,702

Chemicals 1.56%
Airgas, Inc.	7.125%	10/1/2018	33	35,342
Basell Finance Co. BV (Netherlands)†(b)	8.10%	3/15/2027	28	30,660
Dow Chemical Co. (The)	4.85%	8/15/2012	17	17,395
Dow Chemical Co. (The)	8.55%	5/15/2019	14	18,343
Incitec Pivot Finance LLC†	6.00%	12/10/2019	30	32,831
Methanex Corp. (Canada)(b)	6.00%	8/15/2015	7	7,214
Methanex Corp. (Canada)(b)	8.75%	8/15/2012	28	28,807
Westlake Chemical Corp.	6.625%	1/15/2016	14	14,245
Yara International ASA (Norway)†(b)	5.25%	12/15/2014	15	16,170

Total				201,007

Coal 0.40%
Peabody Energy Corp.†	6.00%	11/15/2018	6	6,150
Peabody Energy Corp.	7.875%	11/1/2026	40	43,100
Penn Virginia Corp.	7.25%	4/15/2019	2	1,870

Total				51,120

Communications Services 0.19%
Avaya, Inc.†	7.00%	4/1/2019	25	24,375

Computer Hardware 0.40%
Hewlett-Packard Co.	4.50%	3/1/2013	42	43,207
Maxim Integrated Products, Inc.	3.45%	6/14/2013	2	2,055
Seagate Technology International†	10.00%	5/1/2014	5	5,681

Total				50,943

Computer Software 0.44%
BMC Software, Inc.	7.25%	6/1/2018	25	28,868
Intuit, Inc.	5.40%	3/15/2012	2	2,017
SunGard Data Systems, Inc.	10.25%	8/15/2015	25	26,031

Total				56,916

Computer Technology 0.22%
EQT Corp.	6.50%	4/1/2018	25	27,911

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Consumer Products 0.09%
Scotts Miracle-Gro Co. (The)	7.25%	1/15/2018	$4	$4,220
Tupperware Brands Corp.†	4.75%	6/1/2021	8	8,031

Total				12,251

Containers 0.43%
Crown Americas LLC/Crown Americas Capital Corp. II	7.625%	5/15/2017	5	5,481
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	25	20,625
Pactiv Corp.	7.95%	12/15/2025	19	12,920
Rock-Tenn Co.	5.625%	3/15/2013	6	6,210
Rock-Tenn Co.	9.25%	3/15/2016	4	4,260
Sealed Air Corp.†	8.125%	9/15/2019	5	5,500

Total				54,996

Data Product, Equipment & Communications 0.07%
Fidelity National Information Services, Inc.†	7.625%	7/15/2017	8	8,660

Diversified 0.08%
Bombardier, Inc. (Canada)†(b)	7.75%	3/15/2020	10	10,950

Drugs 0.24%
Aristotle Holding, Inc.†	4.75%	11/15/2021	17	17,626
Pfizer, Inc.	7.20%	3/15/2039	2	2,963
Valeant Pharmaceuticals International†	6.50%	7/15/2016	10	10,037

Total				30,626

Electric: Power 1.06%
Black Hills Corp.	9.00%	5/15/2014	3	3,401
Bruce Mansfield Unit	6.85%	6/1/2034	15	15,851
Connecticut Light & Power Co. (The)	6.35%	6/1/2036	2	2,620
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	6	4,467
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	5	5,171
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	15	15,977
KCP&L Greater Missouri Operations Co.	11.875%	7/1/2012	3	3,151
National Fuel Gas Co.	8.75%	5/1/2019	23	28,476
NiSource Finance Corp.	4.45%	12/1/2021	9	9,214
North American Energy Alliance LLC/North American Energy Alliance Finance Corp.	10.875%	6/1/2016	15	15,975
PNM Resources, Inc.	9.25%	5/15/2015	4	4,440
PPL WEM Holdings plc (United Kingdom)†(b)	5.375%	5/1/2021	5	5,253

See Notes to Financial Statements.

10

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Tampa Electric Co.	6.55%	5/15/2036	$2	$2,661
Texas-New Mexico Power Co.†	9.50%	4/1/2019	12	15,760
Wisconsin Electric Power Co.	5.625%	5/15/2033	3	3,776

Total				136,193

Electrical: Household 0.03%
Legrand France SA (France)(b)	8.50%	2/15/2025	3	3,675

Electronics 0.07%
PerkinElmer, Inc.	5.00%	11/15/2021	6	6,083
Thomas & Betts Corp.	5.625%	11/15/2021	3	3,284

Total				9,367

Electronics: Semi-Conductors/Components 0.49%
Agilent Technologies, Inc.	4.45%	9/14/2012	7	7,138
KLA-Tencor Corp.	6.90%	5/1/2018	49	56,578

Total				63,716

Energy Equipment & Services 0.92%
Cameron International Corp.	6.375%	7/15/2018	4	4,744
Cameron International Corp.	7.00%	7/15/2038	57	71,299
NRG Energy, Inc.	7.375%	1/15/2017	41	42,640

Total				118,683

Engineering & Contracting Services 0.13%
Aeropuertos Argentina 2000 SA (Argentina)†(b)	10.75%	12/1/2020	3	2,963
AGCO Corp.†	5.875%	12/1/2021	14	14,177

Total				17,140

Environmental Services 0.16%
Casella Waste Systems, Inc.	11.00%	7/15/2014	19	20,710

Fertilizers 0.10%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	5	6,171
Potash Corp. of Saskatchewan, Inc. (Canada)(b)	5.875%	12/1/2036	6	7,342

Total				13,513

Financial Services 2.51%
General Electric Capital Corp.	2.00%	9/28/2012	120	121,655
General Electric Capital Corp.	6.75%	3/15/2032	15	17,616

See Notes to Financial Statements.

11

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
General Electric Capital Corp.	6.875%	1/10/2039	$99	$119,004
Merrill Lynch & Co., Inc.	6.05%	8/15/2012	17	17,248
Petrobras International Finance Co. (Brazil)(b)	5.375%	1/27/2021	2	2,111
Petrobras International Finance Co. (Brazil)(b)	6.875%	1/20/2040	2	2,336
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	9	9,049
TD Ameritrade Holding Corp.	5.60%	12/1/2019	4	4,332
Western Union Co. (The)	3.65%	8/22/2018	4	4,107
Woodside Finance Ltd. (Australia)†(b)	8.75%	3/1/2019	20	25,224

Total				322,682

Financial: Miscellaneous 0.40%
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	10	10,508
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	5	5,131
SLM Corp.	8.45%	6/15/2018	35	36,225

Total				51,864

Food 1.04%
Kellogg Co.	4.25%	3/6/2013	15	15,580
Kellogg Co.	5.125%	12/3/2012	61	63,411
Kraft Foods, Inc.	6.00%	2/11/2013	17	17,915
Southern States Cooperative, Inc.†	11.25%	5/15/2015	2	2,110
Tyson Foods, Inc.	6.85%	4/1/2016	5	5,512
Wm. Wrigley Jr. Co.†	3.70%	6/30/2014	28	28,883

Total				133,411

Gaming 0.11%
CCM Merger, Inc.†	8.00%	8/1/2013	15	14,550

Health Care Products 0.44%
Bausch & Lomb, Inc.	9.875%	11/1/2015	10	10,550
Biomet, Inc.	11.625%	10/15/2017	10	10,900
Gilead Sciences, Inc.	5.65%	12/1/2041	4	4,446
Hanger Orthopedic Group, Inc.	7.125%	11/15/2018	25	25,531
HCA, Inc.	8.50%	4/15/2019	5	5,500

Total				56,927

Health Care Services 0.58%
Centene Corp.	5.75%	6/1/2017	5	5,000
Express Scripts, Inc.	5.25%	6/15/2012	21	21,399

See Notes to Financial Statements.

12

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	$25	$25,250
Omega Healthcare Investors, Inc.	7.00%	1/15/2016	20	20,500
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	2	2,140

Total				74,289

Hospital Management 0.02%
Universal Health Services, Inc.	7.125%	6/30/2016	2	2,185

Household Equipment/Products 0.02%
American Standard Americas†	10.75%	1/15/2016	4	2,400

Household Furnishings 0.07%
Sealy Mattress Co.†	10.875%	4/15/2016	2	2,195
Simmons Bedding Co.†	11.25%	7/15/2015	7	7,263

Total				9,458

Insurance 0.86%
Aflac, Inc.	8.50%	5/15/2019	5	6,137
American International Group, Inc.	4.875%	9/15/2016	5	4,736
Fidelity National Financial, Inc.	6.60%	5/15/2017	2	2,122
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	5	4,909
Liberty Mutual Group, Inc.†	6.50%	3/15/2035	5	4,889
Markel Corp.	7.125%	9/30/2019	17	19,769
Validus Holdings Ltd.	8.875%	1/26/2040	6	6,573
Willis North America, Inc.	5.625%	7/15/2015	25	26,568
Willis North America, Inc.	7.00%	9/29/2019	32	35,675

Total				111,378

Investment Management Companies 0.49%
Lazard Group LLC	7.125%	5/15/2015	44	47,282
Oaktree Capital Management LP†	6.75%	12/2/2019	15	15,605

Total				62,887

Leasing 0.02%
International Lease Finance Corp.	8.625%	9/15/2015	2	2,058

Leisure 0.22%
Wynn Las Vegas LLC/Capital Corp.	7.75%	8/15/2020	25	27,875

See Notes to Financial Statements.

13

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Lodging 0.16%
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	$10	$9,500
Hyatt Hotels Corp.†	6.875%	8/15/2019	10	11,176

Total				20,676

Machinery: Agricultural 0.37%
Lorillard Tobacco Co.	8.125%	6/23/2019	31	36,980
Lorillard Tobacco Co.	8.125%	5/1/2040	9	10,389

Total				47,369

Machinery: Industrial/Specialty 0.36%
Amkor Technology, Inc.	6.625%	6/1/2021	1	968
CPM Holdings, Inc.	10.625%	9/1/2014	4	4,280
Cummins, Inc.	7.125%	3/1/2028	25	31,844
Xylem, Inc.†	4.875%	10/1/2021	9	9,556

Total				46,648

Machinery: Oil Well Equipment & Services 0.52%
National Oilwell Varco, Inc.	6.125%	8/15/2015	42	42,997
Pride International, Inc.	6.875%	8/15/2020	10	11,744
Pride International, Inc.	8.50%	6/15/2019	10	12,401

Total				67,142

Materials & Commodities 0.29%
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	35	37,275

Media 1.64%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%	5/15/2016	118	125,344
NBCUniversal Media LLC	6.40%	4/30/2040	51	62,926
News America, Inc.	6.90%	8/15/2039	15	17,397
Nielsen Finance LLC/Nielsen Finance Co.	11.625%	2/1/2014	5	5,769

Total				211,436

Metal Fabricating 0.29%
Timken Co.	6.00%	9/15/2014	8	8,663
Xstrata Canada Corp. (Canada)(b)	7.25%	7/15/2012	28	28,847

Total				37,510

See Notes to Financial Statements.

14

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 1.50%
AngloGold Ashanti Holdings plc (United Kingdom)(b)	6.50%	4/15/2040	$23	$22,448
BHP Billiton Finance USA Ltd. (Australia)(b)	6.50%	4/1/2019	7	8,662
Compass Minerals International, Inc.	8.00%	6/1/2019	30	32,475
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	40	42,545
Newcrest Finance Pty Ltd. (Australia)†(b)	4.45%	11/15/2021	15	14,825
Quadra FNX Mining Ltd. (Canada)†(b)	7.75%	6/15/2019	16	18,180
Rio Tinto Finance USA Ltd. (Australia)(b)	9.00%	5/1/2019	40	54,669

Total				193,804

Miscellaneous: Materials & Processing 0.30%
Weyerhaeuser Co.	6.95%	8/1/2017	5	5,471
Weyerhaeuser Co.	7.375%	10/1/2019	30	33,851

Total				39,322

Natural Gas 0.15%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	2	2,501
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2	2,264
Spectra Energy Capital LLC	5.50%	3/1/2014	4	4,273
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	8	10,190

Total				19,228

Oil 1.47%
Antero Resources Finance Corp.†	7.25%	8/1/2019	7	7,210
Brigham Exploration Co.	8.75%	10/1/2018	1	1,230
Canadian Oil Sands Ltd. (Canada)†(b)	7.75%	5/15/2019	35	43,177
Continental Resources, Inc.	8.25%	10/1/2019	2	2,210
Ecopetrol SA (Colombia)(b)	7.625%	7/23/2019	1	1,215
HollyFrontier Corp.	9.875%	6/15/2017	14	15,540
Kodiak Oil & Gas Corp.†	8.125%	12/1/2019	5	5,188
NuStar Logistics LP	6.05%	3/15/2013	10	10,487
Pan American Energy LLC (Argentina)†(b)	7.875%	5/7/2021	3	3,045
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	10	12,263
Petro-Canada (Canada)(b)	4.00%	7/15/2013	25	25,905
QEP Resources, Inc.	6.875%	3/1/2021	5	5,412
Rosetta Resources, Inc.	9.50%	4/15/2018	2	2,170
SEACOR Holdings, Inc.	7.375%	10/1/2019	15	15,844
Shell International Finance BV (Netherlands)(b)	5.50%	3/25/2040	2	2,509
Valero Energy Corp.	9.375%	3/15/2019	6	7,705

See Notes to Financial Statements.

15

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Valero Energy Corp.	10.50%	3/15/2039	$14	$20,713
WPX Energy, Inc.†	5.25%	1/15/2017	7	7,070

Total				188,893

Oil: Crude Producers 1.22%
Enogex LLC†	6.875%	7/15/2014	13	14,239
Enterprise Products Operating LLC	7.55%	4/15/2038	12	15,459
Holly Energy Partners LP/Holly Energy Finance Corp.	6.25%	3/1/2015	10	10,125
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	2	2,045
Murphy Oil Corp.	6.375%	5/1/2012	40	40,625
NGPL PipeCo LLC†	6.514%	12/15/2012	10	10,104
Southeast Supply Header LLC†	4.85%	8/15/2014	2	2,132
Southwestern Energy Co.	7.50%	2/1/2018	54	62,505

Total				157,234

Oil: Integrated Domestic 0.84%
Buckeye Partners LP	6.05%	1/15/2018	12	13,308
Kinder Morgan Energy Partners LP	5.85%	9/15/2012	21	21,681
Occidental Petroleum Corp.	9.25%	8/1/2019	2	2,760
Questar Gas Co.	7.20%	4/1/2038	3	4,214
Rockies Express Pipeline LLC†	6.85%	7/15/2018	15	15,518
Rowan Cos., Inc.	7.875%	8/1/2019	42	49,308
Trinidad Drilling Ltd. (Canada)†(b)	7.875%	1/15/2019	2	2,070

Total				108,859

Oil: Integrated International 0.48%
Petrohawk Energy Corp.	7.875%	6/1/2015	2	2,140
Petrohawk Energy Corp.	10.50%	8/1/2014	20	22,350
Transocean, Inc.	6.375%	12/15/2021	5	5,324
Weatherford International Ltd.	4.95%	10/15/2013	11	11,563
Weatherford International Ltd.	9.875%	3/1/2039	15	20,349

Total				61,726

Paper & Forest Products 1.22%
Clearwater Paper Corp.	7.125%	11/1/2018	25	26,125
Clearwater Paper Corp.	10.625%	6/15/2016	3	3,360
Georgia-Pacific LLC	8.875%	5/15/2031	42	57,886
International Paper Co.	9.375%	5/15/2019	25	32,532

See Notes to Financial Statements.

16

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Paper & Forest Products (continued)
Plum Creek Timberlands LP	4.70%	3/15/2021	$14	$14,105
Plum Creek Timberlands LP	5.875%	11/15/2015	3	3,333
Smurfit Kappa Funding plc (Ireland)(b)	7.75%	4/1/2015	10	10,050
West Fraser Timber Co. Ltd. (Canada)†(b)	5.20%	10/15/2014	10	10,063

Total				157,454

Plastics 0.20%
Plastipak Holdings, Inc.†	8.50%	12/15/2015	25	25,625

Pollution Control 0.65%
Allied Waste North America, Inc.	6.875%	6/1/2017	32	33,878
Clean Harbors, Inc.	7.625%	8/15/2016	10	10,675
Waste Management, Inc.	6.375%	11/15/2012	37	38,689

Total				83,242

Printing 0.08%
Quebecor Media, Inc. (Canada)(b)	7.75%	3/15/2016	10	10,325

Railroads 0.17%
Canadian Pacific Railway Ltd. (Canada)(b)	4.50%	1/15/2022	21	21,340

Real Estate Investment Trusts 1.36%
DDR Corp.	5.375%	10/15/2012	30	30,286
DDR Corp.	5.50%	5/1/2015	25	25,235
Entertainment Properties Trust	7.75%	7/15/2020	9	9,506
Federal Realty Investment Trust	5.40%	12/1/2013	3	3,164
Federal Realty Investment Trust	5.90%	4/1/2020	4	4,336
HCP, Inc.	6.00%	1/30/2017	24	25,996
Health Care REIT, Inc.	5.25%	1/15/2022	11	10,797
Kilroy Realty LP	6.625%	6/1/2020	10	10,750
Reckson Operating Partnership LP	5.875%	8/15/2014	15	15,522
Rouse Co. LP (The)	6.75%	11/9/2015	8	8,130
UDR, Inc.	6.05%	6/1/2013	15	15,610
Ventas Realty LP/Ventas Capital Corp.	6.50%	6/1/2016	15	15,479

Total				174,811

Restaurants 0.56%
Darden Restaurants, Inc.	5.625%	10/15/2012	27	27,919
OSI Restaurant Partners LLC	10.00%	6/15/2015	27	28,046

See Notes to Financial Statements.

17

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Restaurants (continued)
Yum! Brands, Inc.	7.70%	7/1/2012	$16	$16,483

Total				72,448

Retail 0.58%
DineEquity, Inc.	9.50%	10/30/2018	10	10,788
Family Dollar Stores, Inc.	5.00%	2/1/2021	4	4,124
Macy’s Retail Holdings, Inc.	5.35%	3/15/2012	4	4,028
QVC, Inc.†	7.125%	4/15/2017	10	10,650
QVC, Inc.†	7.50%	10/1/2019	35	37,712
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.	10.75%	8/1/2016	5	5,350
Wendy’s Co. (The)	10.00%	7/15/2016	2	2,210

Total				74,862

Retail: Specialty 0.29%
Michaels Stores, Inc.	13.00%	11/1/2016	25	26,747
Sally Holdings LLC/Sally Capital, Inc.†	6.875%	11/15/2019	10	10,500

Total				37,247

Savings & Loan 0.17%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	21	21,539

Services 0.22%
FireKeepers Development Authority†	13.875%	5/1/2015	8	9,120
Iron Mountain, Inc.	6.625%	1/1/2016	19	19,095

Total				28,215

Steel 1.09%
Allegheny Technologies, Inc.	9.375%	6/1/2019	40	51,155
Valmont Industries, Inc.	6.625%	4/20/2020	77	89,268

Total				140,423

Technology 0.23%
Atlantic Broadband Finance LLC	9.375%	1/15/2014	30	30,225

Telecommunications 0.44%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	12	12,990
GeoEye, Inc.	9.625%	10/1/2015	2	2,200
Intelsat Jackson Holdings SA (Luxembourg)(b)	8.50%	11/1/2019	25	26,562
NII Capital Corp.	7.625%	4/1/2021	15	14,963

Total				56,715

See Notes to Financial Statements.

18

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications Equipment 0.04%
Cisco Systems, Inc.	4.95%	2/15/2019	$4	$4,644

Tobacco 0.59%
Altria Group, Inc.	8.50%	11/10/2013	8	9,036
Altria Group, Inc.	9.95%	11/10/2038	44	67,126

Total				76,162

Transportation: Miscellaneous 1.08%
Asciano Finance Ltd. (Australia)†(b)	4.625%	9/23/2020	40	37,604
Asciano Finance Ltd. (Australia)†(b)	5.00%	4/7/2018	5	5,020
CSX Corp.	6.30%	3/15/2012	10	10,100
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.125%	6/15/2021	33	34,238
Kansas City Southern de Mexico SA de CV (Mexico)(b)	6.625%	12/15/2020	2	2,140
Transportadora de Gas del Sur SA (Argentina)†(b)	7.875%	5/14/2017	3	2,730
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	46	47,088

Total				138,920

Utilities 0.35%
Commonwealth Edison Co.	6.95%	7/15/2018	5	6,000
Public Service Co. of New Mexico	7.95%	5/15/2018	30	35,113
Williams Cos., Inc. (The)	8.75%	3/15/2032	3	3,941

Total				45,054

Utilities: Electrical 0.42%
Calpine Corp.†	7.50%	2/15/2021	35	37,625
Otter Tail Corp.	9.00%	12/15/2016	15	16,200

Total				53,825

Total Corporate Bonds (cost $5,323,868)				5,374,733

FOREIGN GOVERNMENT OBLIGATIONS(b) 1.39%

Panama 0.22%
Republic of Panama	6.70%	1/26/2036	22	28,820

Peru 0.02%
Republic of Peru	6.55%	3/14/2037	2	2,550

Poland 1.07%
Republic of Poland	5.00%	3/23/2022	136	137,190

See Notes to Financial Statements.

19

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Venezuela 0.08%
Republic of Venezuela	9.375%		1/13/2034	$15	$10,425

Total Foreign Government Obligations (cost $174,846)					178,985

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 3.58%
Federal Home Loan Mortgage Corp. K003 A5	5.085%		3/25/2019	45	52,045
Federal Home Loan Mortgage Corp. K004 A2	4.186%		8/25/2019	65	72,760
Federal Home Loan Mortgage Corp. K005 A2	4.317%		11/25/2019	80	89,453
Federal Home Loan Mortgage Corp. K007 A2	4.224%		3/25/2020	35	39,011
Federal Home Loan Mortgage Corp. K012 A2	4.186%		12/25/2020	25	28,071
Federal Home Loan Mortgage Corp. K015 A2	3.23%		7/25/2021	35	36,694
Federal Home Loan Mortgage Corp. K016 A2	2.968%		10/25/2021	45	45,921
Federal Home Loan Mortgage Corp. K703 A2	2.699%		5/25/2018	40	41,312
Federal National Mortgage Assoc. 2009-M2 A2	3.334%		1/25/2019	15	15,949
Federal National Mortgage Assoc. 2011-M8 AB	2.905%		8/25/2021	40	40,377

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $444,752)					461,593

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 35.35%
Federal Home Loan Mortgage Corp.	0.625%		12/29/2014	160	160,001
Federal Home Loan Mortgage Corp.	2.486%	#	9/1/2035	15	15,392
Federal Home Loan Mortgage Corp.(c)	3.00%		TBA	170	175,525
Federal Home Loan Mortgage Corp.	5.621%	#	2/1/2037	43	45,533
Federal Home Loan Mortgage Corp.(c)	3.50%		TBA	400	410,813
Federal Home Loan Mortgage Corp.(c)	4.00%		TBA	950	996,609
Federal Home Loan Mortgage Corp.	5.024%	#	6/1/2036	10	10,070
Federal Home Loan Mortgage Corp.(c)	5.00%		TBA	160	171,475
Federal Home Loan Mortgage Corp.	5.083%	#	9/1/2035	12	12,516
Federal Home Loan Mortgage Corp.(c)	5.50%		TBA	250	271,289
Federal Home Loan Mortgage Corp.	5.740%	#	11/1/2037	54	57,982
Federal National Mortgage Assoc.	2.359%	#	1/1/2037	94	99,297
Federal National Mortgage Assoc.	2.468%	#	7/1/2035	108	113,735
Federal National Mortgage Assoc.	2.478%	#	9/1/2037	60	63,963
Federal National Mortgage Assoc.	2.489%	#	11/1/2035	44	46,883
Federal National Mortgage Assoc.	2.683%	#	5/1/2037	27	28,899
Federal National Mortgage Assoc.(c)	3.50%		TBA	830	853,862
Federal National Mortgage Assoc.(c)	4.00%		TBA	250	262,695
Federal National Mortgage Assoc.	4.098%	#	9/1/2037	50	52,372
Federal National Mortgage Assoc.(c)	4.50%		TBA	25	26,656

See Notes to Financial Statements.

20

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	5.00%		3/15/2016	$135	$157,471
Federal National Mortgage Assoc.	5.50%		11/1/2034 - 2/1/2038	419	457,520
Federal National Mortgage Assoc.	6.00%		11/1/2036	56	61,648

Total Government Sponsored Enterprises Pass-Throughs (cost $4,515,035)					4,552,206

MUNICIPAL BONDS 0.65%

Education 0.05%
Univ of CA Rev Build America Bds Regents Univ	5.77%		5/15/2043	5	5,667

Health Care 0.05%
CA Infrastr & Econ Dev Bk Build America Bds Regents Univ	6.486%		5/15/2049	5	5,849

Other Revenue 0.09%
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%		7/1/2043	10	11,767

Transportation 0.08%
Bay Area Toll Auth CA Build America Bds Ser S1	6.918%		4/1/2040	2	2,557
Bay Area Toll Auth CA Build America Bds Ser S3	6.907%		10/1/2050	2	2,607
Chicago IL O’Hare Intl Arpt Build America Bds Ser B	6.845%		1/1/2038	5	5,501

Total					10,665

Utilities 0.38%
Grant Cnty WA Pub Util Dist No 2 Build America Bds	5.83%		1/1/2040	15	16,765
Muni Elec Auth GA Build America Bds	7.055%		4/1/2057	15	15,259
New York City NY Muni Wtr Fin Auth Build America Bds	6.282%		6/15/2042	5	5,634
Sacramento CA Muni Util Dist Build America Bds Ser W	6.156%		5/15/2036	10	11,587

Total					49,245

Total Municipal Bonds (cost $74,335)					83,193

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.89%
Banc of America Commercial Mortgage, Inc. 2002-2 A3	5.118%		7/11/2043	12	11,650
Banc of America Commercial Mortgage, Inc. 2003-1 A1	3.878%		9/11/2036	2	1,634
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T10 A1	4.00%		3/13/2040	4	3,968
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.695%	#	9/11/2038	22	23,913

See Notes to Financial Statements.

21

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2007-C6 A4	5.697%	#	12/10/2049	$35		$38,743
Commercial Mortgage Pass-Through Certificates 2005-C6 A5A	5.116%		6/10/2044	10		11,006
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	20		19,577
Commercial Mortgage Pass-Through Certificates 2007-C9 A4	5.814%	#	12/10/2049	45		50,434
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	5.311%		12/15/2039	55		58,915
Credit Suisse Mortgage Capital Certificates 2007-C1 A3	5.383%		2/15/2040	25		25,346
Credit Suisse Mortgage Capital Certificates 2008-C1 A3	6.205%	#	2/15/2041	25		27,062
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2	5.183%		11/15/2036	33		33,079
GE Capital Commercial Mortgage Corp. 2002-3A A2	4.996%		12/10/2037	9		8,940
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A1	3.337%		5/10/2036	3		2,520
Greenwich Capital Commercial Funding Corp. 2005-GG5 A2	5.117%		4/10/2037	20		19,809
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%		7/10/2039	6		6,461
GS Mortgage Securities Corp. II 2006-GG6 A2	5.506%		4/10/2038	5		5,483
GS Mortgage Securities Corp. II 2006-GG6 AM	5.622%		4/10/2038	25		24,958
GS Mortgage Securities Corp. II 2006-GG8 A4	5.56%		11/10/2039	30		33,053
GS Mortgage Securities Corp. II 2006-GG8 AM	5.591%		11/10/2039	10		10,161
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C1 A3	5.376%		7/12/2037	8		8,386
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	17		16,815
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4	5.205%	#	12/15/2044	40		44,440
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2	5.802%	#	6/15/2049	20		20,140
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 AM	5.817%	#	6/15/2049	15		12,838
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	10		10,022
Merrill Lynch Mortgage Trust 2005-CKI1 A4FL	0.498%	#	11/12/2037	65		64,140
Merrill Lynch Mortgage Trust 2005-LC1 ASB	5.282%		1/12/2044	27		27,179
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	2		2,155
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-1 A2	5.439%		2/12/2039	1		1,194
Morgan Stanley Capital I 2005-T19 A4A	4.89%		6/12/2047	25		27,365
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	—	(a)	355
Wachovia Bank Commercial Mortgage Trust 2003-C7 A1†	4.241%		10/15/2035	29		29,637

See Notes to Financial Statements.

22

Schedule of Investments (concluded)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2005-C20 A7	5.118%		7/15/2042	$20	$22,009
Wachovia Bank Commercial Mortgage Trust 2005-C20 B	5.238%	#	7/15/2042	15	13,025
Wachovia Bank Commercial Mortgage Trust 2006-C23 AJ	5.515%		1/15/2045	10	8,005
Wachovia Bank Commercial Mortgage Trust 2006-C27 A3	5.765%		7/15/2045	55	61,064
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	10	10,154
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	30	28,963
Wachovia Bank Commercial Mortgage Trust 2007-C30 A3	5.246%		12/15/2043	20	20,221
Wachovia Bank Commercial Mortgage Trust 2007-C32 A3	5.74%	#	6/15/2049	40	42,046

Total Non-Agency Commercial Mortgage-Backed Securities (cost $881,657)					886,865

U.S. TREASURY OBLIGATIONS 16.39%
U.S. Treasury Bond	3.75%		8/15/2041	272	319,940
U.S. Treasury Note	0.625%		12/31/2012	990	994,795
U.S. Treasury Note	0.875%		12/31/2016	679	680,326
U.S. Treasury Note	2.00%		11/15/2021	115	116,330

Total U.S. Treasury Obligations (cost $2,097,644)					2,111,391

Total Long-Term Investments (cost $14,411,022)					14,547,552

SHORT-TERM INVESTMENT 21.57%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $2,845,000 of Federal Home Loan Mortgage Corp. at 0.375% due 11/27/2013; value: $2,837,888; proceeds: $2,778,097 (cost $2,778,094)				2,778	2,778,094

Total Investments in Securities 134.53% (cost $17,189,116)					17,325,646

Liabilities in Excess of Cash and Other Assets (34.53%)					(4,447,473)

Net Assets 100.00%					$12,878,173

#	Variable rate security. The interest rate represents the rate in effect at December 31, 2011.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Amount is less than $1,000.
(b)	Foreign security traded in U.S. dollars.
(c)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $17,189,116)	$17,325,646
Cash	150
Receivables:
Investment securities sold	802,520
Interest	104,987
Capital shares sold	95,224
From advisor (See Note 3)	8,689
Prepaid expenses	37
Total assets	18,337,253
LIABILITIES:
Payables:
Investment securities purchased	5,392,098
Management fee	4,815
Fund administration	428
Directors’ fees	149
Accrued expenses and other liabilities	61,590
Total liabilities	5,459,080
NET ASSETS	$12,878,173
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,732,306
Undistributed net investment income	277
Accumulated net realized gain on investments and TBA sale commitment	9,060
Net unrealized appreciation on investments	136,530
Net Assets	$12,878,173
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	801,880
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.06

See Notes to Financial Statements.

24

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Interest	$209,937
Total investment income	209,937
Expenses:
Professional	41,690
Management fee	30,140
Shareholder servicing	26,099
Reports to shareholders	18,163
Custody	10,975
Fund administration	2,679
Directors’ fees	208
Other	1,693
Gross expenses	131,647
Expense reductions (See Note 7)	(5)
Management fee waived and expenses reimbursed (See Note 3)	(88,776)
Net expenses	42,866
Net investment income	167,071
Net realized and unrealized gain:
Net realized gain on investments and TBA sale commitment	269,485
Net change in unrealized appreciation/depreciation on investments and TBA sale commitment	140,065
Net realized and unrealized gain	409,550
Net Increase in Net Assets Resulting From Operations	$576,621

See Notes to Financial Statements.

25

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2011	For the Period Ended December 31, 2010*
Operations:
Net investment income	$167,071	$27,436
Net realized gain on investments and TBA sale commitment	269,485	32,862
Net change in unrealized appreciation/depreciation on investments and TBA sale commitment	140,065	(3,535)
Net increase in net assets resulting from operations	576,621	56,763
Distributions to shareholders from:
Net investment income	(249,759)	(35,162)
Net realized gain	(167,749)	(34,847)
Total distributions to shareholders	(417,508)	(70,009)
Capital share transactions (See Note 10):
Proceeds from sales of shares	11,339,394	2,201,014
Reinvestment of distributions	417,508	70,006
Cost of shares reacquired	(1,294,484)	(1,132)
Net increase in net assets resulting from capital share transactions	10,462,418	2,269,888
Net increase in net assets	10,621,531	2,256,642
NET ASSETS:
Beginning of period	$2,256,642	$—
End of period	$12,878,173	$2,256,642
Undistributed net investment income	$277	$121

*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

26

Financial Highlights

	Year Ended 12/31/2011	4/16/2010(a) to 12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$15.28	$15.00

Investment operations:
Net investment income(b)		.01
Net realized and unrealized gain		.06

Total from investment operations		.07

Net asset value, on SEC Effective Date, 5/1/2010		$15.07

Investment operations:
Net investment income(b)	.40	.29
Net realized and unrealized gain	.95	.44

Total from investment operations	1.35	.73

Distributions to shareholders from:
Net investment income	(.34)	(.26)
Net realized gain	(.23)	(.26)

Total distributions	(.57)	(.52)

Net asset value, end of period	$16.06	$15.28

Total Return(c)		5.39	%(d)(e)
Total Return(c)	8.77%	4.90	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	.64	%(g)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	.64	%(g)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.95%	6.98	%(g)
Net investment income	2.48%	2.71	%(g)

Supplemental Data:
Net assets, end of period (000)	$12,878	$2,257
Portfolio turnover rate	645.34%	440.61%

(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/10 through 12/31/10.
(f)	Total return for the period 5/1/10 through 12/31/10.
(g)	Annualized.

See Notes to Financial Statements.

27

Notes to Financial Statements

1.     ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.     SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations.

28

Notes to Financial Statements (continued)

(d)	Income Taxes-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 and fiscal year ended December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions-The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and TBA sale commitment on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and TBA sale commitment on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset

29

Notes to Financial Statements (continued)

value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	TBA Sale Commitments-The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current fair value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to fair value daily and the change in fair value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(j)	Mortgage Dollar Rolls-The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$-	$898,586	$-	$898,586
Corporate Bonds	-	5,374,733	-	5,374,733
Foreign Government Obligations	-	178,985	-	178,985
Government Sponsored Enterprises Collateralized Mortgage Obligations	-	461,593	-	461,593
Government Sponsored Enterprises Pass-Throughs	-	4,552,206	-	4,552,206
Municipal Bonds	-	83,193	-	83,193
Non-Agency Commercial Mortgage-Backed Securities	-	886,865	-	886,865
U.S. Treasury Obligations	-	2,111,391	-	2,111,391
Repurchase Agreement	-	2,778,094	-	2,778,094
Total	$-	$17,325,646	$-	$17,325,646

*	See Schedule of Investments for fair values in each industry.

3.     MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .64%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

31

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund incurred expenses of $23,442 for such service arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.     DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2011 and the fiscal period ended December 31, 2010 was as follows:

	Year Ended 12/31/2011	Period Ended 12/31/2010*
Distributions paid from:
Ordinary income	$414,343	$70,009
Net long term-capital gains	3,165	–
Total distributions paid	$417,508	$70,009

*	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$49,805
Total undistributed earnings	$49,805
Temporary differences	(921)
Unrealized gains – net	96,983
Total accumulated gains — net	$145,867

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post- enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term.

32

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $772 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$17,228,663
Gross unrealized gain	138,266
Gross unrealized loss	(41,283)
Net unrealized security gain	$96,983

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$82,844	$(82,844)

The permanent differences are attributable to the tax treatment of amortization of premium, principal paydown gains and losses and certain securities.

5.     PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$49,360,855	$9,679,295	$43,460,942	$3,267,021

*	Includes U.S. Government sponsored enterprises securities.

6.     DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

33

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield (also known as “junk” bonds) bonds in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

34

Notes to Financial Statements (concluded)

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011	Period Ended December 31, 2010†
Shares sold	706,274	143,131
Reinvestment of distributions	26,143	4,600
Shares reacquired	(78,196)	(72)
Increase	654,221	147,659

†	For the period April 16, 2010 (commencement of operations) to December 31, 2010.

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of the Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period April 16, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting

Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period April 16, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

36

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010) and Adelphia Communications Inc. (2003–2007).

37

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004-2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004–2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004–2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003–2007).

38

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

39

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004–2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005–2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000–2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

40

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999–2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004–2007).

Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005–2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

41

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of two different performance universes, the first consisting of general bond funds underlying variable insurance products and the second consisting of intermediate investment-grade debt funds underlying variable insurance products as of various periods ended August 31, 2011. The Board noted that the Fund had only commenced investment operations on April 16, 2010 and thus it was not possible to draw definitive conclusions regarding its investment performance or level of expenses. As to the first performance universe, the Board observed that the Fund’s investment

42

performance was in the first quintile of its performance universe for the eight-month period and the period since performance inception, and the second quintile for the one-year period. The Board also observed that the investment performance of the Fund was higher than that of Lipper Variable Underlying Funds General Bond Index for the eight-month period and the period since performance inception, and lower than that of the Index for the one-year period. As to the second performance universe, the Board observed that the investment performance of the Fund was in the first quintile for the eight-month and one-year periods and the period since performance inception. The Board also observed that the investment performance of the Fund was higher than that of Lipper Variable Underlying Funds Intermediate Investment-Grade Debt Index for the eight-month and one-year periods and the period since performance inception.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the management fees and total expenses of the Fund in relation to two different peer groups, the first consisting of general bond funds underlying variable insurance products and the second consisting of intermediate investment-grade debt funds underlying variable insurance products. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer groups did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately fifteen basis points below the median of the peer group and the actual management and administrative services fees were approximately forty-three basis points below the median of the peer group. The Board also observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately thirty-six and-a-half basis points below the median of the peer group. As to the second peer group, the Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees were approximately thirteen and-a-half basis points below the median of the peer group and the actual management and administrative service fees were approximately fifty-six basis points below the median of the peer group. The Board observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately twenty-seven basis points below the median of the peer group. The Board noted that for each of the periods considered, a larger shareholder base would have altered the Fund’s actual fees and expenses. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 0.64%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer groups.

43

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

44

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

$3,165 of the distributions paid to shareholders during the fiscal year ended December 31, 2011 represents long-term capital gains.

45

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are
distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Total Return Portfolio

SFTR-PORT-2-1211

(02/12)

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Value Opportunities Portfolio

For the fiscal year ended December 31, 2011

Lord Abbett Series Fund — Value Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead
Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Series Fund – Value Opportunities Portfolio
for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at
www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in
Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best
regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned -4.47%, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Value
Index,1 which returned -3.36% over the same period.

Market volatility continued over the 12-month period, resulting in mixed, although relatively muted, returns across equity indexes. The market was mostly positive for the first four months, reacting to strong corporate earnings. The market took a turn for the worse beginning in May 2011, as investors grappled with a downgrade of U.S. debt, political uncertainty in the United States and Europe, and concerns about economic growth and consumer confidence. The last few months have been choppy, as investors have gained and lost confidence that the European debt crisis would be resolved.

Stock selection with the financial sector detracted from the Fund performance during the period. While

1

Lazard Limited, a provider of financial advisory and asset management services, benefited from improved mergers and acquisitions activity in the beginning of period, the company felt the impact of the uncertain macroeconomic environment. The company’s assets under management and mergers and acquisitions activity were negatively affected by Lazard’s European and international exposure. Comerica, Inc., a bank headquartered in
Texas, struggled during the period as a result of weak loan growth, specifically in the third quarter. In addition, the market reacted unfavorably to the company’s January 2011 announcement that it would acquire Sterling Bancshares, Inc. as many investors considered the offer to be overpriced, with earnings upside potentially delayed until 2013. The acquisition was completed in July 2011. An underweight within the traditionally defensive utilities sector, which was among the best performing sectors within the Russell 2500™ Value Index, also detracted from the Fund’s performance.

Stock selection within
the information technology sector was the largest contributor to the Fund’s performance during the period. Shares of Alliance Data Systems Corporation, a provider of marketing and customer loyalty solutions, rose after the company’s announcements of quarterly results that beat expectations throughout the period. In October 2011, the company announced that despite the recent macroeconomic uncertainty, consumer spending has remained strong within its Private Label and LoyaltyOne segments. Nuance Communications, Inc., a provider of voice and language services, showed strength within its health care and mobile and consumer segments, and the firm raised its quarterly and fiscal year guidance throughout the period. In addition, the company announced multiple acquisitions. Another notable contributor to Fund performance was health care holding Kinetic Concepts, Inc., a medical technology company, which benefited from the announcement that it would be acquired in a private equity buyout.

1  The Russell 2500™ Value
Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise
specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past
performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During each period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of
December 31, 2011. These views and portfolio holdings may have changed after

2

this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the
Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle
for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500TM Value Index and the Russell 2500TM Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett;
without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2011

1 Year

Life of Class

Class VC2

-4.47%

3.39%

1    Performance
for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on April 30, 2010.

2    The Class VC shares commenced operations on
April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following
page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value

Ending Account Value

Expenses Paid During Period†

7/1/11

12/31/11

7/1/11 - 12/31/11

Class VC

Actual

$
1,000.00

$
894.20

$
5.25

Hypothetical (5% Return Before Expenses)

$
1,000.00

$
1,019.66

$
5.60

†

  Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*

%**

Consumer Discretionary

9.67%

Consumer Staples

4.02%

Energy

8.47%

Financials

16.58%

Health Care

8.94%

Industrials

19.29%

Information Technology

16.26%

Materials

11.02%

Utilities

5.75%

Total

100.00%

*

A sector may comprise several industries.

**

Represents percent of total investments.

6

Schedule of Investments

December 31, 2011

Investments

Shares

Fair Value

COMMON STOCKS 111.77%

Aerospace & Defense 0.99%

Hexcel Corp.*

84

$
2,034

Air Freight & Logistics 1.42%

Atlas Air Worldwide Holdings, Inc.*

76

2,921

Auto Components 1.13%

Gentex Corp.

79

2,338

Beverages 2.36%

Beam, Inc.

95

4,867

Building Products 2.31%

Crane Co.

68

3,176

Fortune Brands Home & Security, Inc.*

93

1,584

Total

4,760

Capital Markets 2.37%

Lazard Ltd. Class A

93

2,428

LPL Investment Holdings, Inc.*

32

978

Raymond James Financial, Inc.

48

1,486

Total

4,892

Chemicals 4.75%

Albemarle Corp.

55

2,833

Celanese Corp. Series A

79

3,497

Chemtura Corp.*

106

1,202

Eastman Chemical Co.

58

2,266

Total

9,798

Commercial Banks 9.34%

BOK Financial Corp.

61

3,351

Comerica, Inc.

150

3,870

Commerce Bancshares, Inc.

73

2,783

Cullen/Frost Bankers, Inc.

28

1,481

East West Bancorp, Inc.

101

1,995

Hancock Holding Co.

89

$
2,845

Signature Bank*

49

2,939

Total

19,264

Commercial Services & Supplies 2.94%

Dun & Bradstreet Corp. (The)

4

299

Tetra Tech, Inc.*

98

2,116

Waste Connections, Inc.

110

3,645

Total

6,060

Construction & Engineering 3.15%

Chicago Bridge & Iron Co. NV (Netherlands)(a)

97

3,666

Jacobs Engineering Group, Inc.*

70

2,841

Total

6,507

Containers & Packaging 1.34%

Temple-Inland, Inc.

87

2,759

Electric: Utilities 3.45%

Cleco Corp.

32

1,219

ITC Holdings Corp.

34

2,580

NV Energy, Inc.

203

3,319

Total

7,118

Electrical Equipment 0.94%

EnerSys*

75

1,948

Electronic Equipment, Instruments & Components 2.15%

Amphenol Corp. Class A

44

1,997

ScanSource, Inc.*

68

2,448

Total

4,445

Energy Equipment & Services 6.33%

GulfMark Offshore, Inc. Class A*

56

2,353

Helix Energy Solutions Group, Inc.*

94

1,485

Key Energy Services, Inc.*

239

3,697

See Notes to Financial
Statements.

7

Schedule of Investments (continued)

December 31, 2011

Investments

Shares

Fair Value

Energy Equipment & Services (continued)

Rowan Cos., Inc.*

77

$
2,336

Superior Energy Services, Inc.*

112

3,185

Total

13,056

Food Products 2.13%

Bunge Ltd.

44

2,517

Ralcorp Holdings, Inc.*

22

1,881

Total

4,398

Health Care Equipment & Supplies 1.38%

CareFusion Corp.*

112

2,846

Health Care Providers & Services 5.92%

Coventry Health Care, Inc.*

126

3,827

DaVita, Inc.*

48

3,639

McKesson Corp.

24

1,870

MEDNAX, Inc.*

40

2,880

Total

12,216

Hotels, Restaurants & Leisure 1.98%

Darden Restaurants, Inc.

63

2,872

Hyatt Hotels Corp. Class A*

32

1,204

Total

4,076

Household Durables 0.72%

Mohawk Industries, Inc.*

25

1,496

Information Technology Services 10.67%

Alliance Data Systems Corp.*

44

4,569

Amdocs Ltd.*

127

3,623

Fiserv, Inc.*

54

3,172

FleetCor Technologies, Inc.*

74

2,210

Global Payments, Inc.

108

5,117

Sapient Corp.

263

3,314

Total

22,005

Insurance 5.39%

Alterra Capital Holdings Ltd.

179

4,230

Arch Capital Group Ltd.*

102

3,797

PartnerRe Ltd.

48

$
3,082

Total

11,109

Life Sciences Tools & Services 1.08%

PerkinElmer, Inc.

111

2,220

Machinery 3.40%

SPX Corp.

42

2,532

Timken Co. (The)

48

1,858

Trinity Industries, Inc.

87

2,615

Total

7,005

Marine 0.96%

Kirby Corp.*

30

1,975

Media 3.32%

Interpublic Group of Cos., Inc. (The)

407

3,960

John Wiley & Sons, Inc. Class A

65

2,886

Total

6,846

Metals & Mining 5.16%

Allegheny Technologies, Inc.

44

2,103

Carpenter Technology Corp.

62

3,192

IAMGOLD Corp. (Canada)(a)

132

2,092

Reliance Steel & Aluminum Co.

67

3,262

Total

10,649

Multi-Utilities 2.98%

CMS Energy Corp.

150

3,312

Wisconsin Energy Corp.

81

2,832

Total

6,144

Oil, Gas & Consumable Fuels 3.14%

EQT Corp.

56

3,068

Range Resources Corp.

55

3,407

Total

6,475

See Notes to Financial
Statements.

8

Schedule of Investments (concluded)

December 31, 2011

Investments

Shares

Fair Value

Paper & Forest Products 1.06%

Schweitzer-Mauduit International, Inc.

33

$
2,193

Pharmaceuticals 1.61%

Watson Pharmaceuticals, Inc.*

55

3,319

Real Estate Investment Trusts 1.44%

American Campus Communities, Inc.

47

1,972

Host Hotels & Resorts, Inc.

67

990

Total

2,962

Road & Rail 4.44%

Genesee & Wyoming, Inc. Class A*

36

2,181

Heartland Express, Inc.

88

1,257

Kansas City Southern*

43

2,924

Werner Enterprises, Inc.

116

2,796

Total

9,158

Semiconductors & Semiconductor Equipment 3.18%

Cypress Semiconductor Corp.*

115

1,942

Lam Research Corp.*

38

1,407

Silicon Laboratories, Inc.*

74

3,213

Total

6,562

Software 2.16%

Nuance Communications, Inc.*

177

4,453

Specialty Retail 1.71%

Express, Inc.*

74

1,475

Men’s Wearhouse, Inc. (The)

63

2,042

Total

3,517

Textiles, Apparel & Luxury Goods 1.95%

Maidenform Brands, Inc.*

44

805

Michael Kors Holdings Ltd. (Hong Kong)*(a)

4

109

PVH Corp.

44

$
3,102

Total

4,016

Trading Companies & Distributors 1.02%

TAL International Group, Inc.

73

2,102

Total Investments in Common Stocks 111.77% (cost $218,027)

230,509

Liabilities in Excess of Cash and Other Assets (11.77)%

(24,282
)

Net Assets 100.00%

$
206,227

*

Non-income producing security.

(a)

Foreign security traded in U.S. dollars.

See Notes to Financial
Statements.

9

Statement of Assets and Liabilities

December 31, 2011

ASSETS:

Investments in securities, at fair value (cost $218,027)

$
230,509

Cash

13,865

Receivables:

From advisor (See Note 3)

5,223

Investment securities sold

328

Dividends

92

Total assets

250,017

LIABILITIES:

Payables:

Investment securities purchased

1,910

Management fee

130

Directors’ fees

7

Fund administration

7

Accrued expenses and other liabilities

41,736

Total liabilities

43,790

NET ASSETS

$
206,227

COMPOSITION OF NET ASSETS:

Paid-in capital

$
200,511

Accumulated net investment loss

(8
)

Accumulated net realized loss on investments

(6,758
)

Net unrealized appreciation on investments

12,482

Net Assets

$
206,227

Outstanding shares (50 million shares of common stock authorized, $.001 par value)

13,411

  Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)

$15.38

See Notes to Financial
Statements.

10

Statement of Operations

For the Year Ended December 31, 2011

Investment income:

Dividends (net of foreign withholding taxes of $10)

$
2,418

Total investment income

2,418

Expenses:

Professional

36,946

Reports to shareholders

12,417

Custody

10,386

Management fee

1,605

Fund administration

85

Shareholder servicing

19

Directors’ fees

7

Other

2,780

Gross expenses

64,245

Management fee waived and expenses reimbursed (See Note 3)

(61,892
)

Net expenses

2,353

Net investment income

65

Net realized and unrealized gain (loss):

Net realized gain on investments

1,604

Net change in unrealized appreciation/depreciation on investments

(11,439
)

Net realized and unrealized loss

(9,835
)

Net Decrease in Net Assets Resulting From Operations

$
(9,770
)

See Notes to Financial
Statements.

11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS

For the Year Ended December 31, 2011

For the Period Ended December 31,
2010*

Operations:

Net investment income

$
65

$
1,216

Net realized gain (loss) on investments

1,604

(8,462
)

Net change in unrealized appreciation/depreciation on investments

(11,439
)

23,921

Net increase (decrease) in net assets resulting from operations

(9,770
)

16,675

Distributions to shareholders from:

Net investment income

–

(1,227
)

Capital share transactions (See Note 10):

Proceeds from sales of shares

–

199,322

Reinvestment of distributions

–

1,227

Net increase in net assets resulting from capital share transactions

–

200,549

Net increase (decrease) in net assets

(9,770
)

215,997

NET ASSETS:

Beginning of period

$
215,997

$
–

End of period

$
206,227

$
215,997

Accumulated net investment loss

$
(8
)

$
(4
)

*

For the period April 23, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial
Statements.

12

Financial Highlights

Year Ended 12/31/2011

4/23/2010(a) to 12/31/2010

Per Share Operating Performance

Net asset value, beginning of period

$16.11

$15.00

Investment operations:

Net investment income(b)

–
(c)

Net realized and unrealized loss

(.37
)

Total from investment operations

(.37
)

Net asset value, on SEC Effective Date, 5/1/2010

$14.63

Investment operations:

Net investment income(b)

–
(c)

.09

Net realized and unrealized gain (loss)

(.73
)

1.48

Total from investment operations

(.73
)

1.57

Distributions to shareholders from:

Net investment income

–

(.09
)

Net asset value, end of period

$15.38

$16.11

Total Return(d)

7.94
%(e)(f)

Total Return(d)

(4.47
)%

10.67
%(e)(g)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed

1.10
%

1.10
%(h)

Expenses, including expense reductions, management fee waived and expenses reimbursed

1.10
%

1.10
%(h)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed

30.03
%

44.39
%(h)

Net investment income

.03
%

.94
%(h)

Supplemental Data:

Net assets, end of period (000)

$206

$216

Portfolio turnover rate

66.18
%

49.29
%

(a)

  Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.

(b)

Calculated using average shares outstanding during the period.

(c)

Amount is less than $.01.

(d)

  Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

(e)

Not annualized.

(f)

Total return for the period 4/23/2010 through 12/31/2010.

(g)

Total return for the period 5/1/2010 through 12/31/2010.

(h)

Annualized.

See Notes to Financial
Statements.

13

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios (the “Funds”). This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal period ended December 31, 2010 and fiscal year ended December 31, 2011. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the
Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s
Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•

Level 1 - unadjusted quoted prices in active markets for identical investments;

15

Notes to Financial Statements (continued)

•

  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•

  Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*

Level 1

Level 2

Level 3

Total

Common Stocks

$
230,509

$
–

$
–

$
230,509

Total

$
230,509

$
–

$
–

$
230,509

*

See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with
Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the
Fund’s average daily net assets at the following annual rate:

First $1 billion

.75%

Next $1 billion

.70%

Over $2 billion

.65%

For the fiscal year ended December 31, 2011, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative
Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended
December 31, 2011, and continuing through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators

16

Notes to Financial Statements (continued)

and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2011, the Fund did not incur expenses for such services arrangements.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2011 and the fiscal period ended December 31, 2010 was as follows:

Year Ended 12/31/2011

  Period Ended
12/31/2010*

Distributions paid from:

Ordinary income

$
–

$
1,227

Total distributions paid

$
–

$
1,227

*

For the period April 23, 2010 (commencement of operations) to December 31, 2010.

As of December 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforward*

$
(5,417
)

Temporary differences

(782
)

Unrealized gains–net

11,915

Total accumulated gains–net

$
5,716

*

As of December 31, 2011, the Fund had a capital loss carryforward of $5,417 set to expire in 2018.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $775 during fiscal 2011.

17

Notes to Financial Statements (continued)

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost

$
218,594

Gross unrealized gain

21,647

Gross unrealized loss

(9,732
)

Net unrealized security gain

$
11,915

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss

  Accumulated
 Net Realized
Loss

  Paid-in
Capital

$(69)

$
80

$
(11
)

The permanent differences are attributable to the tax treatment of certain securities and net investment losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases

Sales

$160,180

$
153,494

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of
Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into an
arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

18

Notes to Financial Statements (concluded)

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and American Depositary Receipts), the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Year Ended December 31, 2011

  Period Ended
 December 31,
2010†

Shares sold

–

13,335

Reinvestment of distributions

–

76

Increase

–

13,411

†

For the period April 23, 2010 (commencement of operations) to December 31, 2010.

11.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enhanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of
the Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period April 23, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,
2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value
Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period April 23, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2012

20

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The
Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated
with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth

Current Position and Length of Service with the Company

Principal Occupation and Other Directorships During the Past Five Years

  Robert S. Dow   Lord, Abbett & Co.
LLC   90 Hudson Street   Jersey City, NJ 07302
(1945)

Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of
Lord Abbett (since 2007) and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Other Directorships: None.

  Daria L. Foster   Lord, Abbett & Co.
LLC   90 Hudson Street   Jersey City, NJ 07302
(1954)

Director and President since 2006

  Principal Occupation: Managing Partner of
Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors
also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth

Current Position and Length of Service with the Company

Principal Occupation and Other Directorships During the Past Five Years

  E. Thayer Bigelow   Lord, Abbett &
Co. LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1941)

Director since 1994

Principal Occupation: Managing General
Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc.
(since 1998). Previously served as a director of R.H. Donnelley Inc. (2009-2010) and Adelphia Communications Inc. (2003-2007).

21

Basic Information About Management (continued)

Name, Address and Year of Birth

Current Position and Length of Service with the Company

Principal Occupation and Other Directorships During the Past Five Years

  Robert B. Calhoun, Jr.   Lord, Abbett &
Co. LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1942)

Director since 1998

Principal Occupation: Senior Advisor of
Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991-2009).

Other Directorships: Previously served as a director of
Interstate Bakeries Corp. (1991 - 2008).

  Evelyn E. Guernsey   Lord, Abbett &
Co. LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1955)

Director since 2011

  Principal Occupation: CEO, Americas of J.P.
Morgan Asset Management (2004-2010).
Other Directorships: None.

  Julie A. Hill   Lord, Abbett & Co.
LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1946)

Director since 2004

Principal Occupation: Owner and CEO of The
Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources
Connection, Inc., a consulting firm (2004-2007).

  Franklin W. Hobbs   Lord, Abbett &
Co. LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1947)

Director since 2001

Principal Occupation: Advisor of One Equity
Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

  Thomas J. Neff   Lord, Abbett & Co.
LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1937)

Director since 1989

Principal Occupation: Chairman of Spencer
Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc.
(2004-2010).

  James L.L. Tullis   Lord, Abbett &
Co. LLC   c/o Legal Dept.   90 Hudson Street
Jersey City, NJ 07302 (1947)

Director since 2006

Principal Occupation: CEO of
Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane
Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003-2007).

22

Basic Information About Management (continued)

Officers

None of the officers
listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth

Current Position with the Company

Length of Service of Current Position

Principal Occupation During the Past Five Years

Robert S. Dow (1945)

Chief Executive Officer and Chairman

Elected in 1996

Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995-2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)

President

Elected in 2006

Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)

Executive Vice President

Elected in 2003

Partner and Director, joined Lord Abbett in 1995.

  Daniel H. Frascarelli
(1954)

Executive Vice President

Elected in 2003

Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)

Executive Vice President

Elected in 2003

Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)

Executive Vice President

Elected in 1999

Portfolio Manager, joined Lord Abbett in 2003.

Robert A. Lee (1969)

Executive Vice President

Elected in 2010

Partner and Director, joined Lord Abbett in 1997.

Vincent J. McBride (1964)

Executive Vice President

Elected in 2010

Partner and Director, joined Lord Abbett in 2003.

  Andrew H. O’Brien
(1973)

Executive Vice President

Elected in 2010

Partner and Portfolio Manager, joined Lord Abbett in 1998.

  F. Thomas O’Halloran, III
(1955)

Executive Vice President

Elected in 2010

Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)

Executive Vice President

Elected in 2010

Partner and Director, joined Lord Abbett in 2003.

Christopher J. Towle (1957)

Executive Vice President

Elected in 1999

Partner and Director, joined Lord Abbett in 1987.

23

Basic Information About Management (continued)

Name and Year of Birth

Current Position with the Company

Length of Service of Current Position

Principal Occupation During the Past Five Years

Paul J. Volovich (1973)

Executive Vice President

Elected in 2005

Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)

Vice President

Elected in 2011

Portfolio Manager, joined Lord Abbett in 2005.

Sean J. Aurigemma (1969)

Vice President

Elected in 2010

Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director and Portfolio Manager at Morgan Stanley (1999-2007).

James W. Bernaiche (1956)

Chief Compliance Officer

Elected in 2004

Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)

Chief Financial Officer and Vice President

Elected in 1999

Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)

Vice President

Elected in 2008

Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004-2006).

John K. Forst (1960)

Vice President and Assistant Secretary

Elected in 2005

Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)

Vice President and Secretary

Elected in 1997

Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)

Vice President

Elected in 2008

Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005-2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst
– other investment strategies (2000-2005).

David J. Linsen (1974)

Vice President

Elected in 2008

Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)

Vice President

Elected in 2010

Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)

Vice President

Elected in 2010

Partner and Portfolio Manager, joined Lord Abbett in 2001.

  A. Edward Oberhaus, III
(1959)

Vice President

Elected in 1998

Partner and Director, joined Lord Abbett in 1983.

24

Basic Information About Management (concluded)

Name and Year of Birth

Current Position with the Company

Length of Service of Current Position

Principal Occupation During the Past Five Years

Todor I. Petrov (1974)

Vice President

Elected in 2008

Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)

Vice President and Assistant Secretary

Elected in 2008

Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)

Vice President

Elected in 2008

Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)

Vice President

Elected in 2010

Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)

Vice President and Assistant Secretary

Elected in 2007

Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc.
(1999-2007).

Francis T. Timons (1969)

Vice President

Elected in 2010

Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004-2007).

Arthur K. Weise (1970)

Vice President

Elected in 2010

Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management
(2005-2007).

Bernard J. Grzelak (1971)

Treasurer

Elected in 2003

Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC
(“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”)
and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”);
(3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board noted that the Fund had only commenced investment operations on April 16, 2010 and thus it was not possible to draw definitive conclusions regarding its investment performance or level of expenses. The Board considered the investment performance of the Fund in relation to two different peer universes, the first consisting of mid-cap core funds underlying variable insurance products and the second consisting of mid-cap value funds underlying variable insurance products, each as of various periods ended August 31, 2011. As to the first performance universe, the Board observed that the Fund’s investment performance was in the

26

fifth quintile of its performance universe for the eight-month period and the period since performance inception, and the fourth quintile for the one-year period. The Board also observed that the investment performance of the Fund was lower than that of Lipper Variable Underlying Funds Mid-Cap Core Index for the eight-month period and the period since performance inception and higher than that of the Index for the one-year period. As to the second performance universe, the Board observed that the investment performance of the Fund was in the third quintile for the eight-month period and the period since performance inception, and the second quintile for the one-year period. The Board also observed that the investment performance of the Fund was lower than that of Lipper Variable Underlying Funds Mid-Cap Value Index for the eight-month period and higher than that of the Index for the one-year period and the period since performance inception.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the management fees and total expenses of the Fund in relation to two different peer groups, the first consisting of mid-cap core funds underlying variable insurance products and the second consisting of mid-cap value funds underlying variable insurance products. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer groups did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets were approximately one basis point above the median of the peer group and the actual management and administrative services fees were approximately seventy basis points below the median of the peer group. The Board also observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately seven basis points below the median of the peer group. As to the second peer group, the Board observed that for the fiscal period ended December 31, 2010 the contractual management and administrative services fees were approximately two and a half basis points below the median of the peer group and the actual management and administrative service fees were approximately seventy-four basis points below the median of the peer group.
The Board observed that for the fiscal period ended December 31, 2010 the total expense ratio of the Fund was approximately eight basis points below the median of the peer group. The Board noted that for each of the periods considered, a larger shareholder base would have altered the Fund’s actual fees and expenses. The Board noted that effective May 1, 2011 it and Lord Abbett had entered into an expense limitation agreement that had the effect of limiting the total expense ratio at 1.10%, and that Lord Abbett proposed to renew the agreement through April 30, 2013. The Board considered the projected expense ratio and how that expense ratio would relate to those of the peer groups.

27

Profitability. The Board considered the profitability of Lord Abbett’s management of the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board
considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the
Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that
Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that are able to distribute shares of the Fund. The Board also took into consideration the investment research that Lord
Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at
888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description
of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The
Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330).

29

This report, when not used for the
general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual
fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Value Opportunities Portfolio

SFVALOPP-PORT-2-1211

(02/12)

Item 2:
Code of Ethics.

(a)
In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2011 (the “Period”).

(b)
Not applicable.

(c)
The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)
The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)
Not applicable.

(f)
See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request.
To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:
Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow,
Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:
Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended
December 31, 2011 and 2010 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

Fiscal year ended:

2011

2010

Audit Fees {a}

$
422,000

$
408,500

Audit-Related Fees

- 0 -

- 0 -

Total audit and audit-related fees

422,000

408,500

Tax Fees {b}

98,936

96,080

All Other Fees

- 0 -

- 0 -

Total Fees

$
520,936

$
504,580

{a}
Consists of fees for audits of the Registrant’s annual financial statements.

{b}
Fees for the fiscal year ended December 31, 2011 and 2010 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey
Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has
adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•

any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated
pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The
aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC
(“Lord Abbett”), for the fiscal years ended December 31, 2011 and 2010 were:

Fiscal year ended:

2011

2010

All Other Fees {a}

$
172,220

$
171,360

{a}
Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset
Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2011 and 2010 were:

Fiscal year ended:

2011

2010

All Other Fees

$
- 0 -

$
- 0-

(h)
The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:
Audit Committee of Listed Registrants.

Not applicable.

Item 6:
Investments.

Not
applicable.

Item 7:
Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:
Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:
Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:
Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:
Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:
Exhibits.

(a)(1)
Amendments to Code of Ethics – Not applicable.

(a)(2)
Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)
Not applicable.

(b)
Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:

/s/ Robert S. Dow

Robert S. Dow

Chief Executive Officer and Chairman

Date: February 14, 2012

By:

/s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: February 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,
this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Robert S. Dow

Robert S. Dow

Chief Executive Officer and Chairman

Date: February 14, 2012

By:

/s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: February 14, 2012